UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PNM Resources Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PNM Resources, Inc. Alvarado Square Albuquerque, NM 87158

Notice of Annual Meeting of Shareholders

Tuesday, May 19, 2009

9:00 a.m., Mountain Daylight Time

South Broadway Cultural Center

1025 Broadway SE

Albuquerque, New Mexico

April 8, 2009

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of PNM Resources, Inc.   The meeting will be held on Tuesday, May 19, 2009, at 9:00 a.m. (Mountain Daylight Time), at the South Broadway Cultural Center, 1025 Broadway SE, Albuquerque, New Mexico.  A map to the meeting location is included on the back page of this proxy statement for your reference.

At the meeting, shareholders are being asked to:

•                  Elect nine (9) directors.

•                  Approve the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan.

•                  Ratify appointment of Deloitte & Touche LLP as independent public accountants for 2009.

•                  Transact any other business properly brought up at the meeting.

The proxy statement and form of proxy were first made available to our shareholders on or about April 8, 2009.  We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish proxy materials to our shareholders on the Internet.  We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

Your vote is extremely important.  After reading the proxy statement, please vote, at your earliest convenience by telephone or via the Internet, or by completing, signing and returning the proxy card mailed to you upon your request.  Voting by telephone or the Internet is fast and convenient and your vote is immediately confirmed and tabulated.  Please vote so that we can be assured of having a quorum present at the meeting and so your shares may be voted in accordance with your wishes.  Your continued interest in the business of PNM Resources, Inc. is appreciated and we hope you will be able to attend the Annual Meeting.

Sincerely,

Jeffry E. Sterba
Chairman of the Board and
Chief Executive Officer

i

GLOSSARY OF TERMS USED IN THIS PROXY

Audit Committee	Audit and Ethics Committee of the Board
Annual Meeting	Annual Meeting of PNMR shareholders to be held on May 19, 2009
Board	Board of Directors of PNM Resources, Inc.
BGHRC	Board Governance and Human Resources Committee of the Board
Cascade	Cascade Investment, L.L.C.
CAO	Chief Administrative Officer of PNMR
CEO	Chief Executive Officer of PNMR
CFO	Chief Financial Officer of PNMR
Company, PNMR or PNM Resources	PNM Resources, Inc., trades on the NYSE under the symbol “PNM”
Compensation Committee or BGHRC	Board Governance and Human Resources Committee of the Board
Deloitte & Touche or Deloitte	Deloitte & Touche, LLP
ESA	PNMR Executive Spending Account Plan
ECJV	ECJV Holdings, LLC
ERP	PNMR Employees’ Retirement Plan
ESP	PNMR Executive Savings Plan
ESP II	PNMR Executive Savings Plan II
ESPP	Amended and Restated PNMR Employee Stock Purchase Plan
EVP	Executive Vice President
GPPC	Governance and Public Policy Committee of the Board (now known as the PPSC)
HRCC	Human Resources and Compensation Committee of the Board (now known as the BGHRC)
Index Group	S&P Midcap 400 Utilities Index
LT$	PNMR Long-Term Performance Cash Program
NACD survey	Annual survey of director compensation provided by the National Association of Corporate Directors
NEO(s) or named executive officer(s)	Named executive officers of PNMR consisting of the CEO, CFO and the 3 other highest paid executives
Notice	Notice of Internet Availability of Proxy Materials
NYSE	New York Stock Exchange
OIP	PNMR Officer Incentive Plan
Optim Energy	Optim Energy, LLC, formerly known as EnergyCo, LLC
Peer Groups	Utility and energy companies comprising PNMR’s executive compensation peer group listed on page 34
PEP or Performance Equity Plan	PNMR Amended and Restated Omnibus Performance Equity Plan
PNM	Public Service Company of New Mexico, wholly owned subsidiary of PNMR
PPSC	Public Policy and Sustainability Committee of the Board
PRM Consulting	PRM Consulting Group, the compensation consultant retained by the BGHRC
PSP	PNMR Performance Stock Plan (expired in 2000, except as to the outstanding options)
Retention Agreement	Retention Bonus Agreement between J.E. Sterba and PNMR, as amended
Retention Plan	PNMR Officer Retention Plan
RSP	PNMR Retirement Savings Plan, a 401(k) plan
SAR	Stock Appreciation Right, a type of PEP award
SEC	Securities and Exchange Commission
SERP	Supplemental Employee Retirement Agreement
Severance Plan	PNMR Non-Union Severance Pay Plan
SFAS	Statement of Financial Accounting Standards
SVP	Senior Vice President
Tax Code	Internal Revenue Code of 1986, as amended
Towers Perrin Compensation Database	Towers Perrin Energy Services Compensation Survey Database
TSR	PNMR’s total shareholder return as calculated under the LT$

ii

PNM Resources, Inc.

Proxy Statement for 2009 Annual Meeting of Shareholders

Tuesday, May 19, 2009

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Why am I being asked to review these materials?

This proxy statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares. Our Board of Directors (“Board”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail.  We made these materials available to shareholders on or about April 8, 2009.  Our shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.  For a complete listing of terms defined and used in this proxy statement, see the Glossary on page ii.

What is included in these materials?

These materials include:

•                  Our proxy statement for the Annual Meeting; and

•                  Our 2008 Annual Report to Shareholders and Annual Report on Form10-K, which includes our consolidated financial statements.

If you requested printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners.  All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  The Notice includes instructions on how to access the proxy materials over the Internet or how to request a printed copy.  Pursuant to applicable law, beneficial owners of shares held in the RSP (our 401(k) plan for employees) will automatically receive paper copies of the proxy materials by mail instead of the Notice.

Who may vote at the Annual Meeting?

You may vote all of the shares of our common stock that you own at the close of business on March 30, 2009, the record date.  On the record date, PNM Resources had 86,580,277 shares of common stock outstanding and entitled to be voted on at the Annual Meeting.  You may cast one vote for each share of common stock held by you on all matters presented at the Annual Meeting.

We also have outstanding 477,800 shares of Convertible Preferred Stock, Series A (“preferred stock”), which are entitled to vote together with the holders of common stock on all matters which are voted upon by our shareholders, except the election of directors.  Each share of preferred stock is entitled to 10 votes at the Annual Meeting because each share of preferred stock is convertible into 10 shares of common stock, subject to certain anti-dilution adjustments.

What proposals will be voted on at the Annual Meeting?

The following three proposals will be considered and voted on at the Annual Meeting:

Proposal 1 – Elect Nine Directors

Nine current members of the Board are seeking election for one-year terms at this year’s Annual Meeting.  The Board recommends:

Adelmo E. Archuleta	Manuel T. Pacheco	Donald K. Schwanz
Julie A. Dobson	Robert M. Price	Jeffry E. Sterba
Robert R. Nordhaus	Bonnie S. Reitz	Joan B. Woodard

for election to the Board at the Annual Meeting.  Detailed information about these nominees is provided beginning on page 7.

If a nominee becomes unavailable for election, proxy holders will vote for another nominee proposed by the Board or the seat will remain vacant until the Board proposes another nominee.

Proposal 2 – Approve the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan

The Board is asking shareholders to approve amending the current Omnibus Performance Equity Plan to:

•                  increase the number of authorized shares of common stock reserved for issuance under the PEP from 8,250,000 to 12,343,000, and increase the limit on shares that may be subject to restricted stock, restricted stock rights, performance share and performance unit awards from 450,000 shares to 1,560,000 shares;

•                  permit the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed under Section 162(m) of the Tax Code;

•                  permit the grant of performance cash awards and restricted stock awards; and

•                  extend the term of the plan from December 31, 2015 to May 19, 2019.

The plan has been restated to incorporate these amendments.

Proposal 3 — Ratify Appointment of Independent Public Accountants

The Audit and Ethics Committee of the Board (“Audit Committee”), which is composed entirely of independent non-employee directors, selects and hires the independent registered public accountant, subject to ratification by the Company’s shareholders, to audit the Company’s books.  The Audit Committee has selected Deloitte & Touche to audit the Company’s consolidated financial statements for the fiscal year beginning January 1, 2009.

Representatives of Deloitte & Touche will attend the Annual Meeting, where they will have the opportunity to make statements and answer questions.  If shareholders fail to ratify the appointment of Deloitte & Touche, the Audit Committee would reconsider its selection.

What are our Board of Directors’ Voting Recommendations?

Our Board unanimously recommends that you vote your shares “For” each of the nominees to the Board, “For” approval of the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan and “For” the ratification of the appointment of Deloitte & Touche.

How do I vote my shares?

For your convenience, we have established four easy methods for voting shares held in your name:

In Person:	You can attend and cast your vote at the Annual Meeting.

By Telephone:

For automated telephone voting, call 1-866-540-5760 (toll free) from any touch-tone telephone and follow the instructions.
(You will need the control number on your Notice or on the requested paper proxy card to vote your shares.)

By Internet:

Access www.proxyvoting.com/pnm and follow the instructions.
(You will need the control number on your Notice or on the requested paper proxy card to vote your shares.)
NOTE: There is a different Internet address for shares held in the 401(k) plan. Access www.proxyvoting.com/pnm-emp.

Shareholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be paid by the shareholder.

By Mail:	Request delivery of the proxy statement and proxy card by mail and then simply return your executed proxy card in the enclosed postage-paid envelope.

Your shares will be voted in the manner you indicate.  Holders of our preferred stock may only vote in person or by faxing the completed paper proxy card pursuant to the instructions on the proxy card for the preferred stock.

What is a proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf.  By voting by telephone or the Internet, or by completing and mailing a printed proxy card, you are giving the proxy committee (W. L. Hunt, R. R. Nordhaus, and M. T. Pacheco) appointed by the Board the authority to vote your shares in the manner you indicate.  If you sign and return your proxy card without indicating how you want your shares to be voted, or if you vote by telephone or Internet in accordance with the Board of Directors’ voting recommendations, the proxy committee will vote your shares as follows:

FOR the election of the directors nominated,

FOR the approval of the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan, and

FOR ratification of the appointment of Deloitte & Touche as independent public accountants for 2009.

Can I change my vote or revoke my proxy?

Yes.  Any subsequent vote by any means will change your prior vote.  The last vote actually received before the Annual Meeting will be the one counted.  You may also revoke your proxy by voting in person at the Annual Meeting.

What happens if additional matters are presented at the Annual Meeting?

The Board knows of no other business to be conducted at the Annual Meeting other than those discussed in this proxy statement.  If any other matter is properly presented, the proxy committee will vote on the matter in accordance with their judgment.  Shareholders attending the meeting will directly vote on those matters.

Why did I receive more than one proxy card or Notice?

You will receive multiple proxy cards or Notices if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts.  Each Notice and proxy card that you receive will contain a specific “control number” with the relevant information to vote the specific shares at issue.  Note that the proxy card or Notice for shares registered in your name will include any shares acquired by employee purchases

through the ESPP.    If your shares are held by a broker (i.e., in “street name”), you will receive a Notice on how to obtain your proxy materials and vote from your broker.  You should vote according to the instructions on each Notice you receive and vote on, sign and return and sign each proxy card you receive.

How do I vote my RSP shares?

If you participate in the RSP, our 401(k) plan for our employees, and shares have been allocated to your account under the PNMR Stock Fund investment option, then you will receive a separate vote authorization form and supplemental materials on voting instructions for these shares from the PNMR Corporate Investment Committee.  Thus, if you have shares allocated to your RSP account, you will need to vote your RSP shares with the RSP vote authorization form.  If you participate in the RSP, you will receive the proxy statement and RSP voting materials by mail.

What constitutes a quorum and why is a quorum required?

A quorum of shareholders is necessary to conduct business at the Annual Meeting. If at least a majority of all of the PNM Resources common stock and preferred stock outstanding on the record date is represented at the Annual Meeting, in person or by proxy (by voting by telephone or on the Internet or by properly submitting a proxy card or voting instruction form by mail), a quorum will exist.  Abstentions, withheld votes, and broker non-votes will be counted as present for quorum purposes.

What vote is required to approve each proposal?

A quorum and the affirmative vote of the holders of a majority of the shares of PNM Resources common stock present, in person or by proxy, and entitled to vote at the Annual Meeting are required to elect directors.  A quorum and the affirmative vote of a majority of the shares of our common stock and preferred stock, voting together as a single class, are required to approve the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan, and ratify the appointment of independent public accountants.   Abstentions and withheld votes will have the effect of a vote against these matters, while broker non-votes will not be counted in calculating voting results on these matters.

Further, in order to satisfy the requirements of New Mexico law relating to director conflict of interest transactions, the vote of the holders of a majority of the shares of PNM Resources common stock and preferred stock entitled to be counted at the Annual Meeting is required to approve the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan and shares owned by or voted under the control of our directors are not entitled to be counted in the vote concerning approval of the Second Amended and Restated Omnibus Performance Equity Plan.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with BNY Mellon Shareowner Services, the Company’s transfer agent, you are a “shareholder of record” with respect to those shares and the Notice was sent directly to you by PNM Resources.

If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder, and the Notice was forwarded to you by that organization.  As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

What happens if I don’t give my broker voting instructions for my “street name” shares?

If you do not give your broker voting instructions, your brokerage firm may vote your “street name” shares on certain “routine” matters.   When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting.  The election of directors and the ratification of the appointment of Deloitte & Touche as independent public accountants for 2009 are considered routine matters for which brokerage firms may vote your shares without your voting instructions.

What is a broker non-vote?

A broker non-vote occurs when a broker is not permitted under NYSE rules to vote on a “non-routine” matter without instructions from the beneficial owner of the shares and no instruction is given.  The approval of Proposal 2 (Approve the Second Amended and Restated Omnibus Performance Equity Plan) is considered a non-routine matter and so your shares cannot be voted on this matter without receipt of your voting instructions.

We encourage you to provide instructions to your broker by giving your proxy.  This ensures that your shares will be voted at the Annual Meeting.

How are votes withheld, abstentions and broker non-votes treated?

Votes withheld and abstentions are deemed as “present” at the Annual Meeting, are counted for quorum purposes, and will have the same effect as a vote against the matter.  Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter for which a broker does not have authority to vote.

Who may attend the Annual Meeting?

Admission tickets will be distributed at the registration tables in the lobby of the South Broadway Cultural Center prior to the Annual Meeting.  Attendance is limited to shareholders of record on March 30, 2009.  If your shares are held in the name of your broker, bank, or other nominee, please bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of the record date.

Can I vote my shares in person at the Meeting?

If you are a “shareholder of record,” you may vote your shares in person at the Annual Meeting.  If you hold your shares in “street name,” you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Annual Meeting.

Who pays the cost of this proxy solicitation?

The enclosed proxy is being solicited on behalf of PNM Resources’ Board of Directors.  This solicitation is being made by mail, but also may be made in person, by telephone or via the Internet.  The Company has hired Georgeson Shareholder Communications, Inc., to assist in the solicitation for an estimated fee of $7,500 plus any out-of-pocket expenses.  PNM Resources will pay all costs related to solicitation.  BNY Mellon Shareowner Services is tabulating the vote.

Is this proxy statement the only way that proxies are being solicited?

No.  As stated above, the Company has retained Georgeson Shareholder Communications, Inc., to aid in the solicitation of proxy materials. In addition to mailing these proxy materials, certain directors, officers or employees of the Company may solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.

Where can I find voting results of the Annual Meeting?

The final voting results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal year 2009 and on our website at www.pnmresources.com.

Whom should I call with other questions?

If you have any further questions about voting your shares or attending the Annual Meeting, please call our Investor Relations Department at 1-800-545-4425.

INTRODUCTION

PNM Resources is an investor-owned holding company of energy and energy-related businesses.  Its headquarters are in Albuquerque, New Mexico and it trades on the NYSE under the symbol “PNM.”

GOVERNANCE

In recognition of the importance of governance to the proper management of the Company, the Board has organized the various governance policies adopted and practiced over the years into a consolidated Corporate Governance Principles document so that investors, employees, customers, regulators and the community may be aware of the policies followed by the Company.  These principles have been approved by the full Board after analysis of policy considerations and peer benchmarks.  The Board has chosen those practices it believes to be in the best interests of its investors.  Because the Board wants to follow and stay abreast of best corporate governance practices, it has charged its Board Governance and Human Resources Committee (“BGHRC”) (formerly known as the Governance and Public Policy Committee) with reviewing the principles at least annually (more often if necessary) and recommending any necessary changes to the Board.

The Corporate Governance Principles document is attached as Appendix A, and can also be found on PNM Resources’ website at www.pnmresources.com.  The principles document sets forth key practices and addresses the following:

• Responsibilities of the Board • Process for Director Nominations • Director Qualifications • Director Independence	• Planning/Oversight Functions • Stock Ownership Guidelines • Director Service • Director Compensation

CODE OF ETHICS

The Company has adopted a code of ethics, Do the Right Thing-Principles of Business Conduct, which applies to all directors, officers (including the principal executive officer, principal financial officer and principal accounting officer) and employees.  Do the Right Thing is available in print to any shareholder who requests it by writing to the Ethics and Governance Department, PNM Resources, Inc., Alvarado Square, MS-2850, Albuquerque New Mexico 87158.  Do the Right Thing is also available on our website at www.pnmresources.com.  The Company will post amendments to or waivers from its code of ethics (to the extent applicable to the Company’s executive officers and directors) at this location on its website.

Concerns relating to financial statement disclosures, accounting, internal accounting controls, or auditing matters, and other matters involving violations of law are handled in accordance with the complaint procedures adopted by the Audit and Ethics Committee that are posted on the Company’s website at www.pnmresources.com. The Company also established an anonymous/confidential hotline through which employees and others may report concerns about the Company’s business practices.

OTHER GOVERNANCE POLICIES

Stock Option Grant Policy

The Board adopted the Stock Option Grant Policy on December 4, 2006 to govern the granting of all forms of equity compensation.  The policy was amended in February 2007 to set forth additional good governance procedures for making equity awards when the regular schedule for the grant of equity compensation falls within a black-out period for trading in the Company’s securities under PNM Resources’ Insider Trading Policy.  The Stock Option Grant Policy, as amended to date, is attached as Appendix B, and can also be found on our website at www.pnmresources.com.

The Company also took a proactive approach in conducting an internal audit review of past stock option grant practices, and no issues relating to backdating or any other irregularities were identified in the audit review.

Related Person Transactions Policy

On February 13, 2007, the Board approved the “Policy and Procedures Governing Related Party Transactions,” attached as Appendix C to this proxy statement, and posted on our website at www.pnmresources.com.  The policy provides that all transactions with executive officers, directors or greater than 5% shareholders or any immediate family member of any of the foregoing where the aggregate amount involved is expected to exceed $120,000 per year, are subject to pre-approval or ratification by the BGHRC, or by the Board or another committee in the normal fulfillment of their respective charters and responsibilities. In determining whether to approve such transactions, the BGHRC will consider, among other factors, the extent of the related person’s interest in the transaction; the availability of other sources of comparable products or services; whether the terms are no less favorable than terms generally available in unaffiliated transactions under like circumstances; the benefit to the Company; and the aggregate value of the transaction at issue.

PROPOSAL 1:  ELECT NINE DIRECTORS (PROPOSAL 1 ON YOUR PROXY CARD)

General Information

Nine members of the Board are seeking election for one-year terms at this year’s Annual Meeting.  Woody L. Hunt will complete his current term, but will not stand for election at the Annual Meeting of Shareholders on May 19, 2009.  We sincerely acknowledge his dedication, leadership and contributions to PNMR during his tenure.  There are no vacancies as the Board fixed the number of directors at nine, effective with the 2009 Annual Meeting.

The Director Service Policy provides that ordinarily a director will not serve for more than 12 years on the Board.  Robert M. Price has served as a director for approximately 17 years.  The Board is recommending that Mr. Price be elected to serve an additional one-year term because Mr. Price’s continued service is in the best interest of the Company.  His extensive qualifications and experience and ability to provide transitional continuity are invaluable.  In accordance with the Director Service Policy, referenced in this proxy on page 11, Mr. Price submitted a written resignation to the Board for acceptance at such time as the Board, in its discretion, deems advisable.  There is no current expectation that the resignation would be accepted by the board within the one-year term.

The Governance and Public Policy Committee (“GPPC”) recommended Donald K. Schwanz for Board consideration as a director candidate.  The GPPC interviewed Mr. Schwanz and subsequently recommended his election to the full Board.  On July 29, 2008, the Board elected Mr. Schwanz as a director of PNM Resources.  No third party fees were paid in 2008 for identifying Board candidates.

Each nominee has consented to being nominated and to serve if elected. In the unlikely event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by the Board upon the recommendation of the BGHRC, the nominating committee of the Board.  Alternatively, the seat will remain vacant if a substitute nominee is not selected prior to the Annual Meeting.

All of the director nominees are non-employee independent directors, except as discussed under the “Director Independence” section.  Biographical information regarding each nominee is noted below.

DIRECTORS NOMINATED THIS YEAR — TERM EXPIRING IN 2010

Adelmo E. Archuleta

Director since July 15, 2003

Principal Occupation During Past Five Years:

President and CEO, Molzen-Corbin & Associates, a New Mexico consulting engineering and architecture firm, since 1982

Mr. Archuleta, age 58, is a resident of Albuquerque, New Mexico, and holds a Master’s degree in Civil Engineering from New Mexico State University.  He joined Molzen-Corbin & Associates in 1975, and has led the firm as its President and Chief Executive Officer since 1982.  Other directorships include:  the Bank of Albuquerque; Presbyterian Healthcare Services; the Greater Albuquerque Chamber of Commerce; and Explora Children and Science Museum. Mr. Archuleta currently serves as Chair of the Public Policy and Sustainability Committee and is a member of the Audit and Ethics Committee.

Julie A. Dobson

Director since July 16, 2002

Principal Occupation During Past Five Years:

Chairman, TeleBright Corp., a telecommunications decision-support technology company, since 2002

Chief Operating Officer, TeleCorp PCS, 1998-2002

Ms. Dobson, age 52, is a resident of Potomac, Maryland, and was Chief Operating Officer and one of the founding principals of TeleCorp PCS, a wireless/mobile phone company serving more than a million customers when sold to AT&T Wireless.  A 1978 William & Mary graduate, she earned an MBA in Finance at the University of Pittsburgh the following year before beginning a long career in what became Verizon, starting in sales with Bell of Pennsylvania, and concluding as president of one of the company’s non-regulated businesses, Bell Atlantic Mobile (New York).  Other directorships include:  Safeguard Scientifics, Inc., Wayne, PA; and LCCI, McLean, VA.  Ms. Dobson currently serves as Chair of the Audit and Ethics Committee and is a member of the Board Governance and Human Resources Committee.  The Board of Directors has determined that Ms. Dobson qualifies as an “audit committee financial expert” as defined by the SEC regulations.

Robert R. Nordhaus

Director since September 18, 2007

Principal Occupation During Past Five Years:

Member, Van Ness, Feldman, P.C., Attorney at Law, since 1997

Mr. Nordhaus, age 72, is a resident of Washington, DC, and is a member of Van Ness, Feldman, P.C., Attorneys at Law.  Mr. Nordhaus practiced with the firm from 1981 to 1993, when he was appointed General Counsel of the Department of Energy by President Clinton. He rejoined the firm in 1997.  Mr. Nordhaus is a 1960 graduate of Stanford University, and a 1963 graduate of Yale Law School.  Mr. Nordhaus currently serves as a member of the Finance Committee and the Public Policy and Sustainability Committee.

Manuel T. Pacheco, Ph.D.

Director since November 20, 2001

Principal Occupation During Past Five Years:

Interim President, Highlands University – July 2006-January 2007

Retired President, University of Missouri System – 1997-2003

Dr. Pacheco, age 67, is a resident of Phoenix, Arizona, and served as Interim President of New Mexico Highlands University, Las Vegas, New Mexico, from July 2006 to January 2007.  He retired in 2003 as the President of the University of Missouri System.  From 1984 to 1997, he served as President of various universities, including the University of Arizona and the University of Houston. He holds a Doctorate degree in Foreign Language Education.  Dr. Pacheco currently serves as a member of the Audit and Ethics Committee and the Board Governance and Human Resources Committee.

Robert M. Price

Director since July 7, 1992

Principal Occupation During Past Five Years:

President, PSV, Inc., a technology consulting business, since 1990

Mr. Price, age 78, is a resident of Edina, Minnesota, and has been President of PSV Inc. located in Burnsville, MN, since 1990.  Between 1961 and 1990, Mr. Price served in various executive positions, including Chairman and Chief Executive Officer, of Control Data Corporation, a mainframe computer manufacturer and business services provider.  Other directorships include:  Affinity Technology Group, Inc. and Datalink Corporation.  He currently serves as a member of the Audit and Ethics Committee and the Finance Committee.

Bonnie S. Reitz

Director since July 16, 2002

Principal Occupation During Past Five Years:

Owner, InsideOut…Culture to Customer, a business consulting company, since March 2003

President, EOS Airlines - April-August 2005

Senior Vice President, Sales and Distribution, Continental Airlines, Inc., 1994-2003

Ms. Reitz, age 56, is a resident of St. Petersburg, Florida, and is the owner/founder of InsideOut…Culture to Customer.  Ms. Reitz was President of EOS Airlines from April to August 2005.  Ms. Reitz retired in 2003, as Senior Vice President for Sales and Distribution of Continental Airlines.  Ms. Reitz is a 1974 Purdue graduate and began her career in the airline industry in 1977.  Other directorships include: Express Jet Holdings of Houston, Texas for which she serves on the compensation committee and the corporate governance committee; the local and national organizations of Dress for Success; and Farelogix, a provider of low-cost, multi-source distribution and independent faring technology to the global travel industry.  Ms. Reitz currently serves as Chair of the Board Governance and Human Resources Committee and is a member of the Public Policy and Sustainability Committee.

Donald K. Schwanz

Director since July 29, 2008

Principal Occupation During Past Five Years:

CTS Corporation, Chairman, 2002-2007

CTS Corporation, CEO, 2001-2007

CTS Corporation, COO, 1/01-9/01

Honeywell, 1979-2000

Mr. Schwanz, age 65, is a resident of Scottsdale, Arizona, and is retired Chairman and CEO of CTS Corporation, a global manufacturer of electronic components and sensors and a provider of electronic manufacturing services. Mr. Schwanz held various management and senior executive roles at Honeywell from 1979 to 2000, where he last served as President Industrial Controls Business.  He graduated from Massachusetts Institute of Technology with a Bachelor’s degree in Mechanical Engineering, and he earned an MBA in General Management from Harvard Graduate School of Business in 1968. Other directorships include: Multi-Fineline Electronix, Inc. (MFLEX), where he currently serves as Chair, Compensation Committee and is a member of the Audit Committee.

Mr. Schwanz currently serves as a member of the Finance Committee and the Public Policy and Sustainability Committee.

Jeffry E. Sterba

Director since March 7, 2000

Principal Occupation During Past Five Years:

Chairman and Chief Executive Officer, PNM Resources, Inc. – 8/11/2008 - Present

Chairman, President and CEO, PNM Resources, Inc. – 2000 – 8/11/08

Executive Vice President, USEC, 1999-2000

Executive Vice President and Chief Operating Officer, Public Service Company of New Mexico (“PNM”), 1997-1999

Mr. Sterba, age 54, is a resident of Albuquerque, New Mexico, and is Chairman and Chief Executive Officer of PNM Resources, and Chairman of PNM.  Mr. Sterba became President of PNM on March 6, 2000, became President and CEO of PNM on June 6, 2000, and was elected Chairman of the Board of the Company on October 1, 2000.  Previously, Mr. Sterba served as Executive Vice President of USEC, Inc., from January 1999 to February 2000.  Before joining USEC in January 1999, Mr. Sterba was Executive Vice President and Chief Operating Officer of PNM overseeing all of its business units.  During his previous years at the Company, Mr. Sterba held various executive positions and was responsible for bulk power services, corporate strategy and asset restructuring, retail electric and water services, and electric business development and finance.  Other directorships in addition to various Company subsidiaries include: Edison Electric Institute; the Keystone Center; Albuquerque Community Foundation; U. S. Chamber of Commerce; and Optim Energy, LLC.  Mr. Sterba also serves on an advisory board for Wells Fargo Bank, N.A.

Joan B. Woodard, Ph. D.

Director since July 15, 2003

Principal Occupation During Past Five Years:

Executive Vice President and Deputy Director of Integrated Technologies & Systems Sandia National Laboratories, since March 1999

Dr. Woodard, age 56, is a resident of Albuquerque, New Mexico, and is Executive Vice President and Deputy Director for Sandia National Laboratories in Albuquerque. She holds a Doctorate degree in Mechanical Engineering from the University of California.  She is currently responsible for Integrated Technology Programs, and previously led the nuclear deterrent program, served as the lead Vice President for energy research and development, and served as the chief operations officer.    She serves on advisory boards for the Missouri University of Science and Technology, as well as the Air Force Scientific Advisory Board.  Dr. Woodard currently serves on the Finance Committee, the Board Governance and Human Resources Committee, and as the presiding director of the non-management directors’ meetings.

The Board of Directors unanimously recommends a vote FOR each director nominee.

DIRECTOR INDEPENDENCE

In accordance with the Company’s Corporate Governance Principles, the Board has affirmatively determined that all of the directors, except Jeffry E. Sterba, and Donald K. Schwanz, are independent of PNM Resources and its management.  Mr. Sterba is considered an inside director because of his employment as the Chief Executive Officer.  Mr. Schwanz is not considered to be independent under applicable NYSE listing standards because he served as Chairman and CEO of CTS Corporation in 2007 and 2006 when Patricia Collawn, our President and Chief Operating Officer, served on the compensation committee of CTS Corporation.  Mr. Schwanz retired as Chairman and CEO of CTS Corporation in October 2007 and was elected to our Board on July 29, 2008.  Mr. Schwanz currently has no direct or indirect relationship with PNM Resources other than service on the Board, Finance Committee, and Public Policy and Sustainability Committee.

In determining the independence of the eight remaining non-employee members of the Board, the Board examined all direct and indirect relationships of these non-employee directors with the Company and determined that all such relationships complied with the specific independence criteria under applicable law, including the NYSE listing standards.  In addition, other than service on the Board or Board committee, all other relationships were considered to be immaterial in amount and significance.

BOARD MEETINGS

The Chairman of the Board presides at all meetings of the shareholders and of the Board.  In circumstances where the non-employee (i.e. non-management) directors meet without the Chairman, the Board selects a presiding director.  A presiding director is nominated and approved by the non-management directors annually.  Dr. Joan B. Woodard currently serves as the presiding director.  The director selected is responsible for facilitating and chairing the non-management directors’ meetings scheduled for that year.  The non-management directors meet at least twice a year without management present, and will meet more often as the need arises.

In 2008, the full Board met eight times.  The non-management directors held five regularly scheduled meetings in 2008.  Attendance in 2008 at full Board and committee meetings was 98%.

Directors are expected to attend the Annual Meeting, and as stated in the Corporate Governance Principles (Appendix A), directors are responsible for attending all director meetings and for reviewing materials provided in advance of each meeting.  Directors are expected to actively participate in Board and committee meetings.  All directors attended the 2008 Annual Meeting held on May 28, 2008.

COMMUNICATION WITH THE BOARD

Shareholders wishing to communicate with the Board, or with a specific director, may do so by writing to the Board, or to the particular director, and delivering the communication in person or mailing it to: Board of Directors, c/o Corporate Secretary, PNM Resources, Inc., Alvarado Square, MS-2822, Albuquerque, New Mexico 87158. All shareholder communications will be relayed to the Board of Directors or an appropriate committee of the Board.  If the shareholder desires to communicate a concern directly with the Board without initial review by the Corporate Secretary, the concern should be submitted in writing, in a sealed envelope addressed to the Board, in care of the Corporate Secretary, with a notation indicating that it is to be opened only by the Board.  The Corporate Secretary shall promptly forward the unopened envelope to the Board.  From time to time, the Board may change the process for shareholder communications with the Board or its members. Please refer to the Company’s website www.pnmresources.com for any changes in this process.

Shareholders and other interested parties wishing to communicate directly with the presiding director or with the non-management directors as a group may do so by writing to Presiding Director, c/o Corporate Secretary, PNM Resources, Inc., Alvarado Square, MS-2822, Albuquerque, New Mexico 87158.

DIRECTOR SERVICE POLICY

On February 19, 2002, the Board adopted a revised Director Service Policy addressing various aspects of board service, retirement practices, terms of office and inside directors.  The current Director Service Policy can be found on page A-7 of the Corporate Governance Principles, (Appendix A) and on the Company’s website at www.pnmresources.com.

BOARD COMMITTEES AND THEIR FUNCTIONS

Currently the Company’s focus is on restoring the utilities to financial health, narrowing our focus to the core electric business, while balancing environmental (including climate change) and market sustainability, operational and regulatory management excellence.  Relationship building with key customers, environmental groups, regulatory staff and other interveners is an essential component, along with a different, more intimate knowledge and understanding of our customer base.  These factors made it timely to modify our standing Board committees.

On December 8, 2008, the GPPC recommended and the Board approved revising the functions of this committee to address the public policy, sustainability and market aspects of the Company and change its name to Public Policy and Sustainability Committee (“PPSC”).  The PPSC has oversight responsibility of legislative and regulatory initiatives, public opinion and stakeholder engagement, customer and market channel positioning, energy efficiency and smart grid development, climate change and carbon management, and environmental performance.  A copy of the PPSC Charter is attached as Appendix G, and can also be found on our website at www.pnmresources.com.

The governance and director compensation responsibilities of the GPPC were transferred to the Human Resources and Compensation Committee (“HRCC”) and the name of the HRCC was changed to the Board Governance and Human Resources Committee (“BGHRC”).  A copy of the BGHRC Charter is attached as Appendix E, and can also be found on our website at www.pnmresources.com.

Accordingly, the Board has four current standing committees: the Audit and Ethics Committee, the Board Governance and Human Resources Committee, the Finance Committee, and the Public Policy and Sustainability Committee.  All committee members are independent directors, with the exception of Donald K. Schwanz, who is a member of the Finance Committee and the Public Policy and Sustainability Committee.  The Finance Committee and Public Policy and Sustainability Committee are not required to be comprised solely of independent directors under applicable rules.

Each committee has a written charter that addresses the committee’s purpose and responsibilities.  All charters attached to this proxy statement can be found at www.pnmresources.com, and are available in print without charge to any shareholder who requests it.  The charters are in compliance with applicable NYSE Listing Standards.

A summary of the committee responsibilities is included on the following pages:

Audit and Ethics Committee

Members:	Five independent, non-employee directors: Julie A. Dobson (Chair), Adelmo E. Archuleta, Woody L. Hunt, Manuel T. Pacheco, and Robert M. Price

Number of Meetings held in 2008:	11 (Including 5 Executive Sessions)

Functions:	•

Oversees the integrity of the Company’s financial statements, system of disclosure and internal controls regarding finance, accounting, legal, compliance and ethics that management and the Board have established.

	•	Ensures compliance with legal and regulatory requirements by the Company.
	•	Assesses and ensures the independent accountant’s qualifications and independence.
	•	Reviews and approves the performance of the Company’s internal audit function and independent accountants.
	•	Approves independent accountant services and fees for audit and non-audit services.

Charter:

A copy of the Audit Committee Charter may be found in Appendix D to this proxy statement and can also be found at www.pnmresources.com. The Audit Committee Charter prohibits any committee member from serving on the audit committees of more than two other publicly traded companies.

Evaluation:	The Audit Committee conducted an evaluation of its performance in 2008.

Financial Experts:

The Board has unanimously determined that all Audit Committee members are financially literate under current NYSE listing standards, and in addition, Ms. Julie A. Dobson, and Mr. Woody L. Hunt qualify as “audit committee financial experts” within the meaning of SEC regulations.

Mr. Woody L. Hunt served on the Audit and Ethics Committee throughout 2008. Mr. Hunt will complete his current term, but will not stand for election at the Annual Meeting of Shareholders on May 19, 2009.

Board Governance and Human Resources Committee, formerly Human Resources and Compensation Committee

Members:

Four independent, non-employee directors (including meeting the outside director rules under Section 162(m) of the Tax Code):

Bonnie S. Reitz (Chair), Julie A. Dobson, Manuel T. Pacheco, and Joan B. Woodard

Number of Meetings held in 2008:	7 (Including 7 Executive Sessions)

Functions:	•	Recommends the compensation philosophy, guidelines, and equity-based compensation for officers (emphasizing rewarding long term results and maximizing shareholder value).
	•	Establishes an appropriate compensation program for the CEO and reviews and approves corporate goals and objectives relevant to CEO compensation.
	•	Evaluates CEO performance in light of corporate goals and objectives.
	•	Reviews, and recommends to the independent directors, the CEO’s annual compensation level and components.
	•	Reviews and approves all components of compensation for all officers, giving due consideration to the CEO’s recommendations.
	•	Oversees and approves guidelines for all other employee compensation programs.
In addition, effective December 8, 2008, the BGHRC assumed the following governance and director compensation functions:
	•	Recommends candidates for election to the Board.
	•	Develops policy on composition and size of the Board, as well as tenure and retirement of directors.
	•	Develops director independence standards consistent with applicable laws or regulations.
	•	Recommends Board compensation levels and stock ownership guidelines.
	•	Oversees the performance evaluation of the Board.
	•	Recommends applicable revisions to the corporate governance principles.
	•	Oversees the Policy and Procedure Governing Related Party Transactions.

Charter:	A copy of the BGHRC Charter, as amended February 17, 2009, may be found in Appendix E to this proxy statement, and can also be found at www.pnmresources.com.

Interlocks:	No member of the HRCC or BGHRC had a relationship during 2008 that requires disclosure as a compensation committee interlock or as insider participation.

Evaluation:	The HRCC conducted an evaluation of its performance in 2008.

The BGHRC will consider director candidates proposed by shareholders.  Director candidates recommended by shareholders will be evaluated against the same criteria as nominees submitted by the BGHRC.  Candidates must be highly qualified and exhibit both willingness and interest in serving on the Board.  Candidates should represent the interests of all shareholders and not those of a special interest group.  A shareholder wishing to nominate a candidate should forward the candidate’s name and a detailed description of the candidate’s qualifications, appropriate biographical information and signed consent to serve to the Secretary of the Company, taking into consideration the criteria for new directors:

•      directors should be individuals of the highest character and integrity and have inquiring minds, vision and the ability to work well with others and exercise good judgment;

•      directors should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•      directors should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

•      directors should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director;

•      directors should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency; and

•      directors are required to have an equity ownership interest in the Company prior to commencing service on the Board. Each director’s ownership interest should increase over time, consistent with the stock ownership guidelines and applicable insider trading restrictions, so that an appropriate amount of stock is accumulated.

General Board attributes and director qualifications can also be found on page A-3 of the Corporate Governance Principles (Appendix A).

In addition, please see “Shareholder Proposals for the Year 2010 Annual Meeting” on page 63 below for information on how to submit a shareholder proposal for nomination of a director candidate in accordance with our bylaws and applicable SEC rules.

Finance Committee

Members:	Five non-employee directors: Woody L. Hunt (Chair), Robert R. Nordhaus, Robert M. Price, Donald K Schwanz, and Joan B. Woodard

Number of Meetings held in 2008:	10

Functions:	• Reviews financial policies and performance objectives, including dividend policy.
• Reviews and recommends to the Board the Company’s capital structure, including debt issuances.
• Oversees the Company’s pension fund governance, performance, and funding level.

Charter:	A copy of the Finance Committee Charter, as amended on February 17, 2009, may be found in Appendix F to this proxy statement and can also be found at www.pnmresources.com.

Evaluation:	The Finance Committee conducted an evaluation of its performance in 2008.

Mr. Woody L. Hunt served as Chair of the Finance Committee throughout 2008.  Mr. Hunt will complete his current term, but will not stand for election at the Annual Meeting of Shareholders on May 19, 2009.  Mr. Robert M. Price was elected Chair of the Finance Committee to be effective May 19, 2009.

Public Policy and Sustainability Committee, formerly Governance and Public Policy Committee

Members:	Four non-employee directors: Adelmo E. Archuleta (Chair), Robert R. Nordhaus, Bonnie S. Reitz, Donald K. Schwanz

Number of Meetings held in 2008:	6 (Including 2 Executive Sessions)

Functions:	•	Oversees the Company’s public responsibilities and corporate citizenship.
	•	Reviews the Company’s Corporate Environmental Management Systems, monitors the implementation of Corporate Environmental Policy, environmental/sustainability strategies and results.
•

Reviews the Company’s policies and public positions regarding the impact on sustainability of its operations and products, its environmental impact, its promotion of energy efficiency and use of renewable energy resources.

	•	Ensures that the Company addresses relevant public affairs considering the interests of its key constituents, and recognizing the long-term interests of shareholders.
	•	Reviews the Company’s programs and results regarding safety for employees, contractors and the public at large.

Effective December 8, 2008, the following functions transferred to the new BGHRC:

	•	Recommends candidates for election to the Board.
	•	Develops policy on composition and size of the Board, as well as tenure and retirement of directors.
	•	Develops director independence standards consistent with applicable laws or regulations.
	•	Recommends Board compensation levels and stock ownership guidelines.
	•	Oversees the performance evaluation of the Board.
	•	Recommends applicable revisions to the corporate governance principles.
	•	Oversees the Policy and Procedure Governing Related Party Transactions.

Charter:	A copy of the PPSC Charter amended February 17, 2009, may be found in Appendix G to this proxy statement and can also be found at www.pnmresources.com.

Evaluation:	The GPPC conducted an evaluation of its performance in 2008.

PNM Resources Common Stock** Owned by Executive Officers and Directors

(As of March 30, 2009)

	Amount and Nature of Shares Beneficially Owned (a)
Name	Aggregate No. of Shares Held (b)	Right to Acquire within 60 Days (c)	Percent of Shares Beneficially Owned
Adelmo E. Archuleta	8,413	18,149	*

Alice A. Cobb	51,549	29,332	*

Patricia K. Collawn	44,734	46,239	*

Julie A. Dobson	10,900	20,399	*

Charles N. Eldred	24,382	32,043	*

Woody L. Hunt	6,850	1,749	*

Robert R. Nordhaus	2,250	349	*

Patrick T. Ortiz	55,010	49,504	*

Manuel T. Pacheco	6,687	18,149	*

Robert M. Price	7,900	14,649	*

Bonnie S. Reitz	7,150	24,149	*

Donald K. Schwanz	1,000	0	*

Jeffry E. Sterba	205,118	689,340	1.03%

Joan B. Woodard	7,650	18,149	*

Directors and Executive Officers as a Group (16)	465,818	962,200	1.64%

(a)   Beneficial ownership means the sole or shared power to vote, or to direct the voting of a security and/or investment power with respect to a security.

(b)   Shares held in the individual’s name, individually or jointly with others, or in the name of a bank, broker, or nominee for the individual’s account. The amounts shown also include the number of restricted stock units held by each director and officer.

(c)   The number of shares directors and executive officers have a right to acquire through stock option exercises within 60 days after March 30, 2009, and number of shares that executive officers have a right to acquire through the ESP II upon the participant’s death or termination of employment.  As of March 30, 2009, the ESP II share rights consist of 16,188 of the 689,340 shares reported for Jeffry E. Sterba, and an additional 45,439 shares of the 962,200 shares reported for directors and executive officers as a group.

*Less than 1% of PNM Resources outstanding shares of common stock.

**The only other outstanding class of equity securities of PNM Resources consists of 477,800 shares of Convertible Preferred Stock, Series A issued to Cascade as discussed below on page 18 and in footnote* of the next table.

Ownership of More than Five Percent of PNM Resources’ Common Stock*

	Voting Authority			Dispositive Authority		Total	Percentage
Name and Address	Sole	Shared	None	Sole	Shared	Amount	of Class
Cascade Investment, L.L.C. (1) 2365 Carillon Point Kirkland, Washington 98033	7,019,550	0	0	7,019,550	0	7,019,550	8.1%

Franklin Resources, Inc. (2) One Franklin Parkway San Mateo, CA 94403-1906	6,730,536	0	0	6,730,536	0	6,730,536	7.8%

T. Rowe Price Associates, Inc. (3) 100 E. Pratt Street Baltimore, MD 21202	428,400	0	0	5,215,269	0	5,215,269	6.0%

Tradewinds Global Investors, LLC (4) 2049 Century Park East, 20th Floor Los Angeles, CA 90067	3,769,878	0	0	5,117,675	0	5,117,675	5.92%

GAMCO Investors, Inc. et al (5) One Corporate Center Rye, NY 10580	4,976,556	0	0	5,124,056	0	5,124,056	5.92%

Barclays Global Investors, NA (6) 40 Howard Street San Francisco, CA 94105	4,297,415	0	0	5,122,119	0	5,122,119	5.92%

(1)  As reported on Schedule 13G/A filed February 17, 2009 with the SEC by Cascade Investment, L.L.C. (“Cascade”).  The filing reported that all shares beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III as the sole member of Cascade.   As explained below under “Settlement of Equity Units; Issuance of Preferred Stock,” pursuant to the settlement of certain equity-linked units previously issued to Cascade, in November 2008, PNMR issued 477,800 shares of its Convertible Preferred Stock, Series A to Cascade which are convertible into 4,778,000 shares of common stock, subject to certain anti-dilution adjustments. The number of shares in the table does not reflect any shares of common stock that Cascade would be entitled to receive upon conversion of the preferred stock.  Certain regulatory approvals must be obtained before any conversion into common stock that would result in Cascade owning 10% or more of the outstanding common stock of PNM Resources.

(2)  As reported on Schedule 13G filed February 9, 2009 with the SEC by Franklin Resources, Inc. (“FRI”).  The filing reported that Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding stock of FRI and that the following direct and indirect subsidiaries of FRI beneficially owned PNMR shares of common stock as follows:

Franklin Templeton Investments Corp. beneficially owns 3,255,220 shares with sole voting and sole dispositive power; Franklin Advisory Services, LLC beneficially owns 1,990,000 shares with sole voting and sole dispositive power; Franklin Advisors, Inc. beneficially owns 1,196,896 shares with sole voting and sole dispositive power; Templeton Investment Counsel, LLC beneficially owns 280,170 shares with sole voting and sole dispositive power; and Fiduciary Trust Company International beneficially owns 8,250 shares with sole voting and sole dispositive power.

(3)  As reported on Schedule 13G filed February 12, 2009 with the SEC by T. Rowe Price Associates, Inc.

(4)  As reported on Schedule 13G/A filed February 13, 2009 with the SEC by Tradewinds Global Investors, LLC.

(5)  As reported on Schedule 13D/A filed March 18, 2009 with the SEC by GAMCO Investors, Inc. et al.  This filing reported that Gabelli Funds, LLC beneficially owed 2,040,000 shares (2.36%) with sole voting and sole dispositive power; and GAMCO Asset Management Inc. beneficially owned 2,936,556 shares with sole voting power and 3,084,056 shares (3.56%) with sole dispositive power.

(6)  As reported on Schedule 13G filed February 5, 2009 with the SEC by Barclays Global Investors, N.A.  This filing reported that Barclays Global Investors, N.A. beneficially owned 1,668,510 shares with sole voting power and 1,945,810 shares with sole dispositive power; Barclays Global Fund Advisors beneficially owned 2,628,905 shares with sole voting power and 3,117,312 shares with sole dispositive power; and Barclays Global Investors, LTD beneficially owned 0 shares with sole voting power and 58,997 shares with sole dispositive power.

*The only other outstanding class of equity securities of PNM Resources consists of the 477,800 shares of Convertible Preferred Stock, Series A issued to Cascade as discussed in footnote 1 above and on page 18, and as reported by Cascade in its Schedule 13G/A filed February 17, 2009 with the SEC.  The filing reported that all preferred stock beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III as the sole member of Cascade.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class of Preferred Stock
Cascade Investment, L.L.C. 2365 Carillon Point Kirkland, Washington 98033	477,800 shares with sole voting and dispositive authority	100%

The information provided on page 17 is based on reports filed with the SEC.  PNM Resources makes no representation as to the accuracy or completeness of the information.  These are the only persons known to PNM Resources to be the beneficial owners of more than five percent of PNM Resources’ common stock, as of March 31, 2009.

RELATED PERSON TRANSACTIONS

Since January 1, 2008, PNM Resources has not participated, and has no current plans to participate, in any transactions in which its directors or executive officers or any of their immediate family members have a material interest that is reportable under applicable SEC rules.  PNM Resources has participated in the following transactions with Cascade, a shareholder, which owns more than 5% of our common stock as indicated in the table on page 17.

Settlement of Equity-Linked Units; Issuance of Preferred Stock.  On August 16, 2004, we announced that Cascade had agreed to invest $100 million in equity-linked units to be issued by PNM Resources.  Cascade is one of the largest holders of our common stock.  This investment and securities issuance was a key element in the financing assembled to fund the purchase of TNP Enterprises, Inc. and its subsidiaries, including Texas-New Mexico Power Company and First Choice Power that was completed in June 2005.  In October 2005, we completed the private offering to Cascade of 4,000,000 equity-linked units at 6.625%.  PNM Resources received $100 million in proceeds from this transaction and used the proceeds to repay short-term borrowings, which included borrowings for the acquisition of TNP Enterprises, Inc.

Each equity-linked unit consisted of a purchase contract and a 2.5% undivided beneficial ownership interest in one of PNM Resources’ senior notes. The ownership interest in the senior notes was pledged to secure Cascade’s obligation to purchase PNM Resources common stock or preferred stock (at Cascade’s option) under the related purchase contract. Each purchase contract obligated Cascade to purchase, and PNM Resources to sell, at a purchase price of $25.00 in cash, a number of shares of PNM Resources common stock or preferred stock on or before November 17, 2008 (the first business day after the purchase contract settlement date of November 16, 2008).

In October 2008, we created our first series of preferred stock designated “Convertible Preferred Stock, Series A”, to be issued in the event Cascade elected to purchase preferred stock to settle its mandatory obligations.

On October 31, 2008, Cascade provided notice of its election to purchase preferred stock to settle its obligations under the equity-linked units.  Therefore, on November 17, 2008, we issued 477,800 shares of Convertible Preferred Stock, Series A to Cascade in a private transaction exempt from registration under the Securities Act of 1933, as amended.  The consideration we received for the issuance of the preferred stock was Cascade’s tender of the senior notes, which had been pledged to secure Cascade’s obligations pursuant to the settlement of the equity-linked units.  We received no additional proceeds for the issuance of the preferred stock and the $100 million principal amount of outstanding senior notes was cancelled.

Optim Energy, LLC.  In January 2007, PNM Resources and ECJV, a wholly owned subsidiary of Cascade, created EnergyCo, LLC to serve expanding U.S. markets, principally in certain areas of Texas.  EnergyCo’s name was changed to Optim Energy, LLC (“Optim Energy”) on February 2, 2009.  References to Optim Energy in this discussion encompass periods prior to the name change.  PNM Resources and ECJV each have a 50 percent ownership interest in Optim Energy, a limited liability company.  PNMR Services Company provides corporate services to PNM Resources, its subsidiaries, and Optim Energy in accordance with shared services agreements.  Services provided to Optim Energy are billed at cost plus a profit element.  There is also a service agreement for Optim Energy to provide services to PNM Resources.

On June 1, 2007, Optim Energy entered into a bank financing arrangement with a term of five years, which includes a revolving line of credit.  This facility also provides for bank letters of credit to be issued as credit support for certain contractual arrangements entered into by Optim Energy.  Cascade and ECJV have guaranteed Optim Energy’s obligations on this facility and, to secure Optim Energy’s obligation to reimburse Cascade and ECJV for any payments made under the guaranty, have a first lien on all assets of Optim Energy and its subsidiaries.  In June 2007, Optim Energy distributed $87.5 million to each of PNM Resources and ECJV from a long-term borrowing under this facility.

On August 2, 2007, PNM Resources announced that Optim Energy had agreed with NRG Energy, Inc. to jointly develop a 550 MW combined-cycle natural gas unit at the existing NRG Cedar Bayou Generating Station near Houston.  Optim Energy anticipates the construction of the project will be completed in the summer of 2009, at which time 275 MW of electricity will be available for sale by Optim Energy.  Optim Energy expects to fund its portion of the Cedar Bayou construction with borrowings under its existing credit facility. Once the project is complete, Optim Energy may arrange long-term financing of an appropriate mix of debt and equity.  PNM Resources does not anticipate making significant capital contributions to Optim Energy in connection with this project.

All of the above-described equity-linked units and Optim Energy transactions with Cascade were pre-approved by the full Board pursuant to the Policy and Procedures Governing Related Party Transactions discussed on page 6.

DIRECTOR COMPENSATION

Effective December 2008, the Board Governance and Human Resources Committee assumed the former GPPC’s duties to recommend non-employee director compensation levels and stock ownership guidelines for review and approval by the full Board.  Of PNM Resources’ current directors, only Jeffry E. Sterba, the Chairman and CEO, is a salaried employee who receives no compensation for serving on the Board.

The BGHRC seeks to recommend a reasonable compensation package that will attract and retain highly qualified non-employee directors.  The BGHRC selects, weighs and reviews each element of director compensation on an annual basis to recommend a total compensation amount that approximates the 50th percentile of non-employee director compensation in the similarly situated utility and energy companies comprising the Index Group.  The BGHRC believes that the companies comprising the Index Group are an appropriate peer group for director compensation because these utility and energy companies have revenues ranging from $0.5B to $12B with a median of $2.7B.  In addition, the BGHRC believes that the median of director compensation awarded by the companies in the Index Group represents a reasonable comparative compensation level.  The composition of the Index Group, maintained and selected by Standard & Poors, varies from time-to-time.

On an annual basis, the BGHRC directs the Corporate Governance Department of the Company to prepare a compensation benchmark analysis based upon:

•                  compensation data in individual proxy statements filed by the utility and energy companies comprising the Index Group available at salary.com; and

•                  the annual survey of director compensation provided by the National Association of Corporate Directors (“NACD survey”), which is also used to review trends in director compensation.

The Corporate Secretary reviews the compensation benchmark analysis and also confers with PRM Consulting to assess the significance of various trend indicators.  The Corporate Secretary then provides the analysis to the BGHRC together with a recommendation on any action to be taken on director compensation.

As discussed in the 2008 proxy statement, the only change made for 2008 compensation (from the 2007 annual retainer) was to increase the amount of restricted stock rights awarded from 1,050 to 1,750 effective May 2008.  The change was made to bring equity compensation for our non-employee directors closer to the 50th percentile of companies comprising the Index Group as of November 2007.

Non-employee directors receive their annual retainer in the form of cash and stock-based compensation as determined by the Board.  The annual retainer and fees for 2008 were as follows:

Annual Retainer:	$35,000, paid in quarterly installments 1,050 stock options(1), awarded annually 1,750 restricted stock rights(1), awarded annually

Annual Audit Committee Chair Fee:	$10,000, paid in quarterly installments (in addition to attendance fees)

Annual GPPC, HRCC and Finance Committee Chair Fee:	$4,000, paid in quarterly installments (in addition to attendance fees)

Attendance Fees:	$0 per Board meeting $1,250 per Board committee meeting

In addition, directors were also reimbursed for any board-related expenses, such as travel expenses incurred to attend Board and Committee meetings and director education programs sponsored by educational and other institutions.

(1)   Stock options and restricted stock rights granted under the PEP each vest in three equal annual installments beginning on the first anniversary of the grant date.  These awards are typically made at the annual meeting of directors, unless the meeting occurs during a black-out period for trading in the Company’s securities as specified in the Company’s Insider Trading Policy.  As set forth under the Stock Option Grant Policy, under those circumstances, the Board will either (a) schedule a special meeting after the expiration of the black-out period, (b) make awards pursuant to a unanimous written consent executed after the expiration of the black-out period, or (c) pre-approve the equity awards with an effective date after the expiration of the black-out period.  The date of the awards is the date on which the Board approves the awards, unless (i) the approval date is a non-trading day, in which case the date is the immediately preceding trading date or (ii) in the case of pre-approval during a black-out period, in which case the grant date is the first trading date after the expiration of the black-out period.  The exercise price of the stock option is equal to the closing price of the common stock on the New York Stock Exchange, or NYSE, on the date of the grant.   The PEP prohibits option re-pricing.

In December 2008, the BGHRC reviewed the analysis of competitive director compensation using the sources mentioned above and duly considered the significant amount of time needed to fulfill Board and Board committee duties and responsibilities.  Accordingly, the BGHRC recommended and the Board approved increasing the 2009 annual retainer from the 2008 annual retainer described above by (1) increasing the amount of restricted stock rights from 1,750 to 2,500 and decreasing the amount of options from 1,050 to 1,000; (2) increasing the non-audit chair fees from $4,000 to $5,000; and (3) increasing the meeting attendance fees from $0 to $1,750 per Board meeting, and from $1,250 to $1,500 per Board committee meeting (no attendance fees for teleconference meetings of less than one hour in duration).  No changes were made to the annual cash retainer of $35,000 or to the Annual Audit and Ethics Committee Chair Fee of $10,000.

The BGHRC increased the elements of our 2009 non-employee director compensation described above to bring compensation closer to the 50th percentile of the following companies comprising the Index Group as of November 2008.

AGL Resources, Inc.

Alliant Energy Corporation

Aqua America, Inc.

Black Hills Corporation

DPL Incorporated

Energen Corporation

Equitable Resources, Inc.

Great Plains Energy Inc.

Hawaiian Electric Industries

Idacorp Inc. Holding Company

MDU Resources Group, Inc.

National Fuel Gas Company

Northeast Utilities

NSTAR

OGE Energy Corporation

Oneok, Inc.

Puget Energy, Inc.

Scana Corporation

NV Energy, Inc.

UGI Corporation

Vectren Corporation

Westar Energy, Inc.

WGL Holdings, Inc.

SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION IN 2008

The following table summarizes the total compensation paid or earned by each of the non-employee directors for the year ended December 31, 2008.

Director Compensation

Name(1) (a)	Fees Earned Or Paid In Cash ($) (b)	Stock Awards ($)(2),(4) (c)	Option Awards ($)(3),(4) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
A.E. Archuleta	58,750	19,200	2,865	0	0	0	80,815

J.A. Dobson	70,000	25,954	3,429	0	0	0	99,383

W.L. Hunt	67,750	10,530	1,777	0	0	0	80,057

R. R. Nordhaus	55,000	4,321	345	0	0	0	59,666

M.T. Pacheco	55,250	14,330	1,777	0	0	0	71,357

R.M. Price	60,000	14,330	1,777	0	0	0	76,107

B.S. Reitz	55,250	25,954	3,429	0	0	0	84,633

D. K. Schwanz(5)	21,250	0	0	0	0	0	21,250

J.B. Woodard	55,000	25,954	3,429	0	0	0	84,383

(1)Jeffry E. Sterba, Chairman and Chief Executive Officer, is not included in this table, as he is an employee of PNM Resources and receives no compensation for serving on the Board.

(2)Represents the dollar amount of equity compensation expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with SFAS 123R and thus includes amounts from awards granted in and prior to 2008. See Note 13 of the consolidated financial statements in PNMR’s Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying the value of equity awards. As of December 31, 2008, each non-employee director has the following number of restricted stock rights outstanding: A. E. Archuleta – 2,800; J. A. Dobson – 2,800; W. L. Hunt – 2,800; R. R. Nordhaus – 1,750; M. T. Pacheco – 2,800; R. M. Price – 2,800; B. S. Reitz – 2,800; J. B. Woodard – 2,800. The grant date fair value calculated in accordance with SFAS 123R of the 1,750 restricted stock rights awarded under the PEP to each director in May 2008 is $22,523 (or $12.87 per share).

(3)Represents the dollar amount of equity compensation expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with SFAS 123R and thus includes amounts from awards granted in and prior to 2008. See Note 13 of the consolidated financial statements in PNMR’s Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying the value of equity awards. As of December 31, 2008, each non-employee director has the following number of options outstanding: A. E. Archuleta – 19,200; J. A. Dobson – 21,450; W. L. Hunt – 3,150; R. R. Nordhaus – 1,050; M. T. Pacheco – 19,200; R. M. Price – 15,700; B. S. Reitz – 25,200; J. B. Woodard – 19,200. The grant date fair value calculated in accordance with SFAS 123R of the 1,050 stock options awarded under the PEP to each director in May 2008 is $1,796 (or $1.71 per option).

(4)The options and restricted stock rights granted under the PEP vest in three equal annual installments beginning on the first anniversary of the grant. The exercise price of the stock option is equal to the closing price of the common stock on the NYSE on the date of grant or immediately preceding trading day if the stock was not traded on the grant date. The Stock Option Grant Policy provides that for awards made on and after 2007, the grant date for awards approved on a non-trading date will be the immediately preceding trading day. As discussed below in “Stock Ownership Guidelines”, directors will hold seventy-five percent of the annual restricted stock award until they hold stock equal to the required multiple of annual cash retainer. This amount of restricted stock is held until six months after termination of board service.

(5)D. K. Schwanz was not a member of the Board in May 2008 when the stock option and restricted stock rights were awarded. Mr. Schwanz began Board service on July 29, 2008.

Additional Information About Fees Earned or Paid in Cash in 2008

Name	Annual Retainer ($)	Committee Chair Fee ($)	Committee Meetings (#)	Committee Meeting Fees ($)	Total ($)
A. E. Archuleta	35,000	0	17	23,750	58,750

J. A. Dobson	35,000	10,000	18	25,000	70,000

W. L. Hunt	35,000	4,000	21	28,750	67,750

R. R. Nordhaus	35,000	0	16	20,000	55,000

M. T. Pacheco	35,000	4,000	13	16,250	55,250

R. M. Price	35,000	0	20	25,000	60,000

B. S. Reitz	35,000	4,000	13	16,250	55,250

D. K. Schwanz(1)	17,500	0	3	3,750	21,250

J. B. Woodard	35,000	0	16	20,000	55,000

(1) Mr. Schwanz was elected to the Board on July 29, 2008, and received ½ of the annual retainer.

STOCK OWNERSHIP GUIDELINES

The Board believes that directors should be shareholders and have a financial stake in the Company, to help ensure that director financial interests are aligned with the financial interests of the Company’s longer term shareholders. Accordingly, the Board requires that newly elected directors, before commencing board service, become shareholders in the Company, and that over time, directors attain a significant level of Company stock ownership.

The BGHRC is responsible for recommending Board compensation levels and stock ownership guidelines to the Board for approval.  The current Stock Ownership Guidelines were adopted by the Board in December 2005 and amended in February 2006.

According to the guidelines, within three years, directors should hold stock equal to two times the annual cash retainer.  Within five years, the amount of ownership should be five times the annual cash retainer.  Directors will hold seventy-five percent of the annual restricted stock award until the required multiple of the annual cash retainer is achieved.  This amount of restricted stock is held until six months after termination of board service. We believe these holding requirements are appropriate because they approximate the median of holding requirements found in the NACD survey and would require a reasonable amount of share acquisition in addition to the annual equity awards received by the directors. Similar stock ownership guidelines have been developed for executives and are discussed further below under “Executive Compensation Discussion and Analysis – Stock Ownership Guidelines.”

The Stock Ownership Guidelines will be reviewed periodically for any appropriate changes.  The Guidelines can be found on page A-7 of the Corporate Governance Principles document, attached as Appendix A, and can also be found on PNM Resources’ website at www.pnmresources.com.

PROPOSAL 2:  APPROVE THE PNM RESOURCES, INC. SECOND AMENDED AND RESTATED OMNIBUS PERFORMANCE EQUITY PLAN (PROPOSAL 2 ON YOUR PROXY CARD)

General Information

The Board adopted the PNM Resources, Inc. Amended and Restated Omnibus Performance Equity Plan (the “PEP”) on December 7, 2004. The PEP was approved by the Company’s shareholders at the Company’s 2005 Annual Meeting.  The PEP allows the Company to grant options, restricted stock rights, performance shares, performance units and stock appreciation rights to employees of the Company and any affiliate of the Company that has adopted the PEP and to non-employee members of the Board.

On February 17, 2009, the Board of Directors adopted, subject to shareholder approval, the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan.  The amended and restated PEP amends the PEP to:

•                  increase the number of authorized shares of common stock reserved for issuance under the PEP from 8,250,000 to 12,343,000 and increase the limit on shares that may be subject to restricted stock, restricted stock rights, performance share and performance unit awards from 450,000 shares to 1,560,000 shares;

•                  permit the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed under Section 162(m) of the Tax Code;

•                  permit the grant of performance cash awards and restricted stock awards; and

•                  extend the term of the PEP from December 31, 2015 to May 19, 2019.

As of February 27, 2009, (i) 2,940,594 shares have been issued upon exercise or vesting of awards under the PEP, (ii) 4,201,985 shares are subject to outstanding awards under the PEP and not otherwise forfeited or cancelled, and (iii) 1,107,421 shares remain available for future grant or award under the PEP (with no available shares remaining under any other Company equity plans).  Also as of February 27, 2009, the Company had total outstanding awards of 4,526,150 stock options, with a weighted average exercise price of $19.22 and a weighted average remaining contractual term of 7.2 years, and 257,630 full-value awards.  The Board believes that increasing the number of shares of common stock issuable under the PEP is desirable in order to be able to grant additional equity awards to continue to motivate key employees.

Under Section 162(m) of the Tax Code, the Company may not be able to deduct certain forms of compensation in excess of $1,000,000 paid to any “covered employees.”  The term “covered employees” is defined in Section 162(m) of the Tax Code, and the regulations and other guidance issued by the Internal Revenue Service pursuant to Section 162(m), to mean the principal executive officer and the three other most highly compensated officers of a public company other than its principal executive officer or its principal financial officer.  The Board believes that it generally is in the best interest of the Company to satisfy the requirements for deductibility under Section 162(m) of the Tax Code.  The PEP is designed to enable the Company to grant awards (in addition to options and stock appreciation rights) that qualify as “performance-based compensation” that is excluded from the $1,000,000 deduction limitation.

Set forth below is a summary of the principal provisions of the proposed amended and restated PEP.  The summary is qualified by reference to the full text of the proposed PNM Resources, Inc. Seconded Amended and Restated Omnibus Performance Equity Plan, which is attached to this proxy statement as Appendix H, and is referenced below in the Summary of Plan Features as the PEP.

SUMMARY OF PLAN FEATURES

Administration.

The PEP will be administered by the Compensation Committee or such other committee as may be designated by the Board.   The Compensation Committee must be comprised of at least two (2) independent members of the Board.  Each Compensation Committee member must be a “non-employee director” as defined in Rule 16b-3 of the Securities Exchange Act and an “outside director” as defined in Section 162(m) of the Tax Code.   The Compensation Committee, by majority action, is authorized to interpret the PEP, to prescribe, amend, and rescind rules and regulations relating to the PEP, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the PEP, to the extent they are not inconsistent with the PEP.

The Compensation Committee will have the authority, in its sole discretion, to determine the participants who are entitled to receive awards under the PEP, the types of awards granted under the PEP, the times at which awards will be granted, the number of awards, the purchase price or exercise price, if any, for any award, the period(s) during which the awards shall be exercisable (whether in whole or in part), the restrictions applicable to awards, the form of each award agreement and the other terms and provisions of any award.  Neither the award agreement nor the other terms and provisions of any award must be identical for each participant.  The Compensation Committee also will have the authority to modify existing awards, subject to specified provisions of the PEP and the listing requirements of the NYSE.  The Compensation Committee will not have the authority to accelerate the vesting or waive the forfeiture of any performance-based awards (as defined below).  The Compensation Committee also will be prohibited from repricing any previously granted options without first obtaining shareholder approval.

Eligibility

Awards may be made only to those individuals who are (i) employees of the Company or an affiliate of the Company that has adopted the PEP on the grant date of the award, or (ii) nonemployee members of the Company’s Board who are Board members on the grant date of the award.

Limitation on Awards and Shares Available for Awards

The total number of shares of common stock subject to awards under the PEP may not exceed 12,343,000, subject to adjustment upon the occurrence of any of the events specified in the PEP.  The total number of shares of common stock that may be subject to restricted stock, restricted stock right, performance share and performance unit awards may not exceed 1,560,000 shares, subject to adjustment upon the occurrence of any of the events specified in the PEP.  The shares of common stock to be delivered under the PEP may consist, in whole or in part, of authorized, but unissued, shares of Company common stock or shares purchased on the open market or treasury stock not reserved for any other purpose.

Subject to the express provisions of the PEP, if any award granted under the PEP terminates, expires, lapses for any reason, or is paid in cash, any common stock subject to or surrendered for such award will again be common stock available for the grant of an award.  The exercise of a stock-settled stock appreciation right (“SAR”) or broker-assisted “cashless” exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance under the PEP by the entire number of shares of stock subject to the SAR or option (or applicable portion thereof) even though a smaller number of shares of stock will be issued upon such exercise.  Shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award granted under the PEP will not become available for grant or sale under the PEP.

No participant in the PEP may be granted an award for more than 500,000 shares of common stock during any fiscal year.  As of April 1, 2009, the closing price of the Company’s stock on the NYSE was $8.01 per share.

Awards Available Under the PEP

The following types of awards may be granted pursuant to the PEP:  options, restricted stock, restricted stock rights, performance shares, performance units, performance cash and SARs.

Stock Options.  The Compensation Committee may grant incentive stock options and nonqualified stock options under the PEP.  Incentive stock options will be granted only to participants who are employees.  The exercise price of all options granted under the PEP will be at least 100% of the fair market value of Company stock on the date on which the option is granted.  No option may be exercised more than ten (10) years from the date of grant.  Upon exercise of any option, payment must be made in full (1) in cash, (2) in stock valued at its fair market value on the date of exercise, or (3) by a combination thereof as determined by the Compensation Committee.  The Compensation Committee, in its sole discretion, may permit a participant to make payment of the purchase price upon exercise of any option through a broker-assisted “cashless” exercise or through a “net issuance” in accordance with any policy adopted by the Compensation Committee.  A participant will have none of the rights of a shareholder with respect to options until the record date of the stock purchase.

Restricted Stock.  The Compensation Committee may grant restricted stock under the PEP.  A restricted stock award gives the participant the right to receive a specified number of shares of common stock at a purchase price determined by the Compensation Committee (including and typically zero).  Restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met.  During the restriction period, participants holding restricted stock may, if permitted by the Compensation Committee, have full voting and dividend rights with respect to such shares.  The restrictions will lapse in accordance with a schedule or other conditions as determined by the Compensation Committee.  As a general rule, if a participant terminates employment when the restricted stock is subject to restrictions, the participant forfeits the unvested restricted stock.  The Compensation Committee may, in its discretion, waive the restrictions in whole or in part, unless the restricted stock award is a performance-based award as described below.

Restricted Stock Rights.  The Compensation Committee also may grant restricted stock rights awards under the PEP.  A restricted stock rights award gives the participant the right to acquire common stock in the future at no monetary cost to the participant.  Shares of common stock are not issued under the award until specified restrictions lapse.

The restrictions typically involve the achievement of specified performance targets and/or the continued employment of the participant until a specified date.  Participants holding restricted stock rights have no voting rights with respect to the shares of stock subject to their restricted stock rights award.  During the restriction period, participants holding restricted stock rights may, if permitted by the Compensation Committee, have the right to receive dividend equivalents or other distributions with respect to the shares payable under the restricted stock rights award.

Performance Shares.  The Compensation Committee also may grant performance share awards under the PEP.  A performance share award gives the participant the right to receive common stock of the Company if the participant achieves the performance goals specified by the Compensation Committee during a performance period specified by the Compensation Committee.  Each performance share will have a value determined by the Compensation Committee at the time of grant.

Performance Units.  The Compensation Committee also may grant performance unit awards under the PEP.  A performance unit award gives the participant the right to receive common stock of the Company, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Compensation Committee during a performance period specified by the Compensation Committee.  Each performance unit will have a value determined by the Compensation Committee at the time of grant.

Performance Cash Awards.  The Compensation Committee also may grant performance cash awards under the PEP.  A performance cash award gives the participant the right to receive a cash payment if certain performance goals are satisfied during a performance period specified by the Compensation Committee.

Stock Appreciation Rights.  The Compensation Committee also may grant SARs under the PEP.  A SAR gives the participant the right to receive the appreciation in value of one share of common stock of the Company.  Appreciation is calculated as the excess of (i) the fair market value of a share of common stock on the date of exercise over (ii) the price fixed by the Compensation Committee on the grant date, which may not be less than the fair market value of a share of common stock on the grant date.  SARs may be granted in connection with the grant of an option, in which case the exercise of the SARs will result in the surrender of the right to purchase the shares under the option as to which the SARs were exercised.  Alternatively, SARs may be granted independently of options.  Payment for SARs shall be made in Company stock.  SARs are exercisable at the time and subject to the restrictions and conditions as the Compensation Committee approves, provided that no SAR may be exercised more than ten (10) years following the grant date.

Performance-Based Awards.  When the Compensation Committee grants a restricted stock, restricted stock rights, performance share, performance unit or performance cash award, it may designate the award as a performance-based award.  Options and SARs granted pursuant to the PEP should, by their terms, qualify as performance-based awards.  Performance-based awards are designed to qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Tax Code.  Section 162(m) of the Tax Code only applies to “covered employees” as that term is defined in Section 162(m) of the Tax Code (as described above).  Therefore, only covered employees are eligible to receive awards that are designated as performance-based awards.  The Compensation Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception.  The Compensation Committee may, in its discretion, grant awards under the PEP to covered employees that do not qualify for the exception.

The payment of restricted stock, restricted stock rights, performance share, performance unit or performance cash awards that are designated as performance-based awards is contingent upon a covered employee’s achievement of pre-established performance goals during a specified performance period.  Performance goals are based on any one or more pre-established performance criteria.  The pre-established performance criteria are limited to the following: revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; pre- and after-tax income; cash flow earnings (before and after dividends); cash flow earnings per share (before and after dividends); net earnings; earnings per share; adjusted cash earnings; return on equity; return on capital (including return on total capital or return on invested capital); cash flow earnings return on investment; return on assets or net assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; total operating cost or operating cost per unit of output (megawatt hours); and improvements in, attainment of, or compliance with, various environmental standards.

Performance goals may be expressed in terms of overall Company performance, the performance of a division, affiliate or subsidiary or the performance of an individual.  Performance goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

With respect to any performance-based award granted to a covered employee that qualifies for the “performance-based compensation” exception to the Section 162(m) limitation, the Compensation Committee has the discretion to: select the length of the performance period, the type of performance-based awards to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, an affiliate or subsidiary or any division or business unit of any of them, or to the individual participant or any group of participants.  The Compensation Committee has the discretion to decrease the amount of compensation payable pursuant to any performance-based award but may not increase the compensation payable pursuant to any performance-based award.

The performance criteria and other related aspects of the PEP will be subject to shareholder approval again in 2014 if (as is currently the case) shareholder approval is then required to maintain the tax-deductible nature of performance-based compensation under the PEP.

The maximum amount of any performance-based award (other than performance cash) that may be granted to a covered employee during any performance period is 500,000 shares of common stock or the equivalent cash value.  The maximum performance cash award payable to any covered employee for any performance period is 500,000 times the fair market value of a share of stock on the date on which the applicable performance period begins.

Restrictions

The Compensation Committee may impose such restrictions on any awards under the PEP as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.

Termination of Employment or Service

Awards granted under the PEP may be subject to special vesting and payment rules in the event of a participant’s termination of employment or service due to death, disability, retirement, impaction or change in control or due to voluntary or involuntary termination of employment for reasons other than impaction or cause.  These special rules are specified in the PEP for options, SARs, restricted stock rights, performance share and performance unit awards or in the award agreement for restricted stock and performance cash awards.

Non-transferability

The Compensation Committee may, in its sole discretion, determine the right of a participant to transfer any award granted under the PEP.  Unless otherwise determined by the Compensation Committee, no award granted under the PEP may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Tax Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that it relates to an award granted under the PEP), or, if applicable, until the termination of any restricted or performance period as determined by the Compensation Committee.

Amendment, Modification and Termination of PEP

Subject to the Board of Directors’ right to amend or terminate the PEP at any time, the PEP will remain in effect until all awards issued under the PEP expire, terminate, are exercised or are paid in full in accordance with the PEP provisions and any award agreement.  However, no award may be granted under the PEP after May 18, 2019.

The Board has discretion to terminate, amend or modify the PEP.  Any such action of the Board is subject to the approval of the shareholders to the extent required by law, regulation or the rules of any exchange on which Company stock is listed.  To the extent permitted, the Board may delegate to the Compensation Committee or the Chief Executive Officer the authority to approve non-substantive amendments to the PEP.  Except as otherwise provided in the PEP, neither the Board, the Chief Executive Officer nor the Compensation Committee may do any of the following without shareholder approval:  reduce the purchase price or exercise price of any outstanding award, including any option or SAR; increase the number of shares available under the PEP; grant options with an exercise price that is below fair market value of a share of Company stock on the grant date; reprice previously granted options; or cancel any option or SAR in exchange for cash or any other award or in exchange for any option or SAR with an exercise price that is less than the exercise price for the original option or SAR.

Tax Withholding

The Company and its affiliates will have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the PEP.  To the extent that alternative methods of withholding are available under applicable laws, the Company and its affiliates will have the power to choose among such methods.

Federal Income Tax Consequences of the PEP

The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the PEP based on Federal income tax laws in effect on January 1, 2009.  This summary is not intended to be exhaustive and does not describe state or local tax consequences.

As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant.  If the participant receives a stock grant that is not subject to a substantial risk of forfeiture or if a participant who receives a restricted stock grant makes the election permitted by Section 83(b) of the Tax Code, the participant will recognize income on the award at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of stock appreciation rights, restricted stock rights, stock grants that are not subject to a substantial risk of forfeiture, performance shares, performance units or performance cash, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment.  The Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise.  However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable).  If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction.  If the holding period requirements are not met, the incentive stock option will not meet the requirements of the Tax Code and the tax consequences described for nonqualified stock options will apply.

Section 409A of the Tax Code became effective as of January 1, 2009.  If certain awards fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax.  The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Compensation Committee.  The Company intends (but cannot and does not guarantee) that awards granted under the PEP will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the PEP in such a manner.

Special Rules Applicable to Officers

In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Securities Exchange Act, the tax consequences to the officer may differ from the tax consequences described above.  In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Securities Exchange Act, but not longer than six months.

Tax Consequences to the Company or Its Subsidiaries

To the extent that an employee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Tax Code and is not subject to the $1 million deduction limit for certain executive compensation under Section 162(m) of the Tax Code.

ADDITIONAL AMENDED PLAN BENEFITS INFORMATION

The following table provides information with respect to benefits received by or allocated to the following individuals and groups under the proposal to amend and restate the PEP to increase the number of shares of common stock of the Company authorized for awards under the PEP by 4,093,000 shares.

Second Amended and Restated Omnibus Performance Equity Plan
Name and Position	Dollar Value	Number of Additional Shares Underlying Awards Under the amended PEP
CEO and Other Individuals Named in Summary Compensation Table	*	Aggregate of 4,093,000 for all participants
Executive Officer Group	*	Aggregate of 4,093,000 for all participants
Non-Executive Officer Employee Group	*	Aggregate of 4,093,000 for all participants
Non-Executive Director Group	*	Aggregate of 4,093,000 for all participants

* Except as set forth below, it is not possible to provide information about specific type and amount of award grants that may be made under the PEP in the future.  Accordingly, the amounts ultimately allocated are not determinable at this time.    In 2008, the following options and restricted stock rights (both of which vest over a three year period) were awarded under the current Amended and Restated Omnibus Performance Equity Plan (“Original Plan”).

CEO and Other Individuals Named in Summary Compensation Table:

	Options		Restricted Stock Rights
Name and Position	Number (#)	Exercise Price ($) (FMV on Grant Date)	Number (#)	Value on Grant Date ($)
J. E. Sterba	84,375	13.17	37,500	493,875
Chairman & Chief Executive Officer

P. K. Collawn	24,000	13.17	11,875	145,954
President & Chief Operating Officer	4,000	10.56

C. N. Eldred	24,000	13.17	7,875	103,714
Executive Vice President & Chief Financial
Officer

A. A. Cobb	18,000	13.17	6,375	83,959
Senior Vice President & Chief
Administrative Officer

P.T. Ortiz	18,000	13.17	6,375	83,959
Senior Vice President, General Counsel &
Secretary

Current Executive Officers as a group:  During 2008, this group consisted of eight employees and received a total of 229,875 options, and 90,250 restricted stock rights.

All current non-employee directors as a group:  During 2008, this group consisted of nine non-employee directors and received a total of 8,400 options and 14,000 restricted stock rights.  Although D. K. Schwanz is included in this Board group, he began Board service on July 29, 2008, and was not a Board member when the grants were awarded.  (Non-employee directors will each receive 1,000 stock options and 2,500 restricted stock rights as part of their annual retainer compensation for 2009.  See “Director Compensation” beginning on page 19 of this proxy statement.)

All employees, including all current officers who are not executive officers, as a group:  During 2008, this group consisted of 99 employees and received a total of 319,986 options and 25,000 restricted stock rights.

Your Board of Directors recommends a vote FOR this proposal to approve the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan.

AUDIT AND ETHICS COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

The primary function of our Committee is oversight of the Company’s financial reporting process, public financial reports, internal accounting and financial controls, and the independent audit of the annual consolidated financial statements. Our Committee acts under a charter, which can be found on the PNM Resources web site at www.pnmresources.com. We review the adequacy of the charter at least annually. All of our members are independent, and two of our members are audit committee financial experts under SEC rules. We held 11 meetings in 2008 at which, as discussed in more detail below, we had extensive reports and discussions with the independent auditors, internal auditors, and other members of management.

In carrying out our responsibilities, we look to management and the independent auditors.  The Company’s management is responsible for the preparation and fair presentation of the Company’s financial statements and for maintaining effective internal controls. Management is also responsible for assessing and maintaining the effectiveness of internal controls over the financial reporting process in compliance with Sarbanes-Oxley Section 404 requirements. The independent auditors are responsible for auditing the Company’s annual financial statements, and expressing an opinion as to whether the statements are fairly stated in conformity with generally accepted accounting principles. In addition, the independent auditors are responsible for auditing the Company’s internal controls over financial reporting and for expressing an opinion on the effectiveness of internal controls over financial reporting. The independent auditors perform their responsibilities in accordance with the standards of the Public Company Accounting Oversight Board.

In performing our oversight function, we reviewed and discussed the consolidated financial statements with management and Deloitte & Touche, the independent auditors. Management and Deloitte informed us that the Company’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles. We discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. We discussed with Deloitte matters covered by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board. In addition, we reviewed and discussed management’s report on internal controls over financial reporting and the related audit performed by Deloitte, which confirmed the effectiveness of the Company’s internal controls over financial reporting.

We have received and reviewed the written disclosures and the letter from Deloitte required by the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence. We also discussed with Deloitte its independence from the Company and management. We considered the non-audit services provided by Deloitte to the Company, and concluded that the auditors’ independence has been maintained.

We discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits. We met with the internal auditors and Deloitte at each meeting, both with and without management present. Discussions included the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have also assessed the performance of the independent auditors and have appointed Deloitte to audit the Company’s financial statements for 2009, subject to shareholder ratification of that appointment.

Based on the reviews and discussions referred to above, reliance on management and Deloitte, and subject to the limitations of our role described above, we recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC.

Audit and Ethics Committee
Julie A. Dobson, Chair
Adelmo E. Archuleta
Woody L. Hunt
Robert M. Price

INDEPENDENT AUDITOR FEES

Audit Fees for 2008 and 2007

The following table represents aggregate fees billed to the Company for fiscal year ended December 31, 2008 and 2007 by Deloitte & Touche, the Company’s principal accounting firm.

	Fiscal Year Ended (in thousands) ($)
	2008	2007
Audit Fees (a)	3,820	3,394
Audit-related Fees (b)	3	170
Tax Fees (c)	—	144
All Other Fees	—	—
Total Fees (d)	3,823	3,708

(a)          Audit fees are primarily the audit of the Company’s annual financial statements, review of financial statements included in the Company’s 10-Q filings and the annual Sarbanes-Oxley audit.  Audit fees in 2008 also include fees of $198,000 related to the audit of the gas operations in connection with the sale to New Mexico Gas Company, which were reimbursed by the buyer.

(b)         Primarily financial accounting and reporting consultations.

(c)          Tax fees are primarily for income tax and property tax support.

(d)         All fees have been approved by the Audit Committee.

The Audit Committee reviewed, and approved in advance, all audit related and tax services and concluded that the provision of these services by Deloitte & Touche was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee preapproves all auditing services and all permitted non-audit services.  The Audit Committee also determined that, beginning March 31, 2002, the auditor of PNM Resources’ books and records would not be eligible to provide consulting services for PNM Resources without prior approval of the Audit Committee, and certain services prohibited by law.

PROPOSAL 3:  RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (PROPOSAL 3 ON YOUR PROXY CARD)

The Board is recommending that the shareholders ratify the selection of Deloitte & Touche as independent public accountants for 2009.

The Audit Committee has performed its annual evaluation of the quality and cost of services provided by Deloitte & Touche and an assessment of auditor independence.  The Audit Committee reported to the Board complete satisfaction with the services provided by Deloitte & Touche and recommended that Deloitte & Touche be selected as independent public accountants for 2009.  The Board agrees with the Audit Committee’s recommendations, as described in the Audit Committee report contained in this proxy statement.

Representatives of Deloitte & Touche will be available at the Annual Meeting where they will have the opportunity to make statements and answer questions.

The Board of Directors unanimously recommends a vote FOR the appointment of Deloitte & Touche LLP as independent public accountants for fiscal year 2009.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis (“CD&A”) should be read in conjunction with the “Summary Compensation Table” and related tables that are presented below.

Introduction; Named Executive Officers

The purpose of this CD&A is to provide information about the compensation that we pay or award to our named executive officers and to explain the information contained in the tables set forth below.  In 2008, our named executive officers (the “NEOs”) were:

•      Jeffry E. Sterba, Chairman and Chief Executive Officer;

•      Patricia K. Collawn, President and Chief Operating Officer;

•      Charles N. Eldred, Executive Vice President and Chief Financial Officer;

•      Alice A. Cobb, Senior Vice President and Chief Administrative Officer; and

•      Patrick T. Ortiz, Senior Vice President, General Counsel and Secretary.

Objectives of Our Executive Compensation Program

Our executive compensation program is designed to attract, motivate and retain the qualified, talented executives necessary to achieve our financial and strategic objectives.  In developing our executive compensation program, we balance the interests of all our stakeholders, including our shareholders, customers, employees, and the broader community.  Our basic philosophy is that total direct compensation for each NEO should be (1) commensurate with the scope and impact of that executive’s responsibilities, and (2) based on that executive’s performance, as determined by individual, business unit, and corporate performance measures.

Our Board Governance and Human Resources Committee (“Compensation Committee” or “BGHRC”) is responsible for setting the compensation of our NEOs.  In fulfilling this responsibility, the Compensation Committee considers the following factors, among others:

•                  how compensation can be effectively aligned with our business objectives and performance;

•                  maintaining competitiveness in the market for executive talent;

•                  considerations of equity and fairness within our Company;

•                  our financial and operating results, including the operating performance of our electric generation plants and the delivery of reliable and efficient utility service;

•                  the need to balance short-term operational and long-term strategic goals;

•                  each NEO’s qualifications, experience and individual performance; and

•                  the input of the Compensation Committee’s independent consultant and relevant survey and peer data.

The relative importance of each factor is not quantified and may differ from year to year and executive to executive.  In general, the BGHRC first considers current compensation in relation to competitive market compensation, then factors in the NEO’s experience, qualifications and individual performance, then considers internal equity.  The different factors listed may be of more importance or focus in any particular year, based on facts and circumstances pertaining to the Company, the industry and the economy in general.  For example, due to the Company’s financial and operating results, the BGHRC decided not to award any salary increases to NEOs in 2009, and limited bonus awards for 2008 performance.

In 2008, our Compensation Committee reviewed and approved our compensation program philosophy and objectives, each element of total direct and indirect compensation payable to our NEOs under the various compensation plans, and established the 2008 and 2009 short-term and long-term compensation guidelines and targets for our NEOs.  The compensation also was subject to review and evaluation by the Compensation Committee’s independent compensation consultant.  In the course of this process, the Compensation Committee considered all of the objectives described above and particularly emphasized the following factors:

•                  compensation will be competitive, but also cost-effective and internally equitable;

•                  compensation will be related to performance; and

•                  compensation will align our NEOs’ interests with our customers’, shareholders’ and other stakeholders’ interests.

As discussed in detail below, we believe that the current combination of cash (base salary and annual short-term and long-term incentive cash awards for 2008 and performance-based cash awards for 2009) and equity-based direct compensation (stock options and restricted stock rights awards for 2008 and stock options and performance-based, time vested restricted stock rights awards for 2009) supports our objectives.  We believe these compensation components allow us to provide a competitive and fair compensation package.  At the same time, a significant amount of each NEO’s compensation is at-risk pay tied to both short-term and long-term performance measures designed to provide a balance of incentives.  For example, our short-term annual incentive award program was redesigned in 2008 to reflect the significant challenges facing the Company and to continue to align the NEOs’ interests with all of our stakeholders.

Administration of Our Executive Compensation Program

The Compensation Committee annually reviews and adjusts, as necessary, the objectives of our executive compensation program and our underlying compensation philosophy and components.  This process includes reviewing the design of our compensation program to ensure that the program functions as intended and that the compensation of each NEO is competitive, fair, and commensurate with that NEO’s performance.

In addition to setting the compensation of our NEOs, the Compensation Committee also develops, evaluates, and recommends equity compensation plans for eligible participants to the full Board for approval.  The Compensation Committee also recommends the compensation for the CEO to the independent directors for their approval and oversees and annually approves the compensation levels, procedures and plans for all other executive officers and highly compensated employees.  The Compensation Committee oversees and approves compensation guidelines for all other employees.

Role of Independent Compensation Consultant.  The Compensation Committee retains the services of an independent compensation consultant to help support its annual review of our executive compensation program.  Under its Charter, the Compensation Committee has the authority to directly retain a compensation consultant on its own terms and receives sufficient Company funds to do so.  In 2008, the Compensation Committee again retained PRM Consulting Group (“PRM Consulting”) to advise it on all matters related to executive compensation.  PRM Consulting provides the Compensation Committee with relevant market data and alternatives for consideration in making executive compensation decisions.  In 2008, PRM Consulting was present for all of the Compensation Committee’s meetings at which the Compensation Committee discussed the determination of NEO compensation.  PRM Consulting’s services are subject to the Compensation Committee’s Policy Governing Fees and Services for Executive Compensation Consultants.  The Compensation Committee annually reviews the performance of PRM Consulting to ensure compliance with this policy.  With the prior approval of the Compensation Committee, a principal of PRM Consulting testified on behalf of the Company’s subsidiary, PNM, before the New Mexico Public Regulation Commission regarding the Company’s executive compensation in a case involving PNM’s application for a fuel and purchased power cost adjustment clause.

Role of Executive Officers in Determining Executive Compensation.  The Compensation Committee develops, evaluates and recommends, and all of the independent members of the Board approve, all elements of our CEO’s compensation.  Other than reviewing the CEO’s self-evaluation of his own performance, the Compensation Committee does not receive any input from any NEO with respect to our CEO’s compensation.  The CEO evaluates the performance of all other NEOs (either directly or with advice from a direct report) and recommends adjustments in base salaries for approval by the Compensation Committee.  In determining how to allocate the pool of available equity incentive awards among the Company’s vice presidents, the Compensation Committee also considers the recommendations of the NEOs, who evaluate the vice presidents’ performance.

Resources Used By Compensation Committee in Determining Executive Compensation

In addition to its review of the performance of the Company and the individual performance of our NEOs, the Compensation Committee uses a number of other tools and resources in the process of determining the compensation of our NEOs.  These include:

•                  tally sheets;

•                  internal compensation equity ratios; and

•                  external compensation comparison sources and peer groups.

Tally Sheets.  Before making adjustments to any element of executive compensation for any of our NEOs, the Compensation Committee analyzes tally sheets for the last two fiscal years for each NEO.  The tally sheets include each element of compensation, including base salary, short-term annual cash incentive awards and long-term cash and equity award opportunities (under threshold, target and optimal levels of performance), as well as actual amounts earned, perquisites, retirement, health and welfare, severance and potential change in control benefits.  These tally sheets assist the Compensation Committee in determining whether annual compensation for our NEOs continues to be within the appropriate range as compared to our peers (as discussed in more detail below), and whether such compensation is internally consistent and equitable.  The tally sheets also help the Compensation Committee determine the effect on an individual NEO’s total compensation of adjusting one or more elements of his or her compensation.

Internal Pay Equity Analysis.  As discussed above, the Compensation Committee believes that executive compensation should be both competitive in the marketplace and internally equitable.  To help it achieve internal equity, the Compensation Committee periodically asks PRM Consulting to conduct an internal pay equity analysis that compares the compensation of the CEO with that of the other NEOs, officers and employees of the Company.  In 2008, the Compensation Committee considered ratios summarizing these various group compensation comparisons and determined that compensation levels were internally equitable.  These ratios correspond to the salary ranges prescribed for the various positions within the Company’s salary structure, which establishes a minimum and maximum salary for each position around a midpoint that is based on the median of competitive market salaries for the position.  Internal pay equity is primarily a function of the market for executive talent, and the individual’s relative experience and performance over time.  The BGHRC does not, however, follow a principle or standard that would require that the CEO’s or other executive’s compensation not exceed a particular multiple of average employee pay.

Benchmarking.  PRM Consulting provides the Compensation Committee with an annual benchmark analysis of total direct compensation based on:

•                  the Towers Perrin Compensation Database, which reports data on approximately 100 utility and energy companies;

•                  the Watson Wyatt Executive Compensation Service Top Management Report’s utility sector data, which PRM Consulting uses to supplement the Towers Perrin Compensation Database for the purpose of creating a trend line comparative analysis of pay and performance over a multi-year period; and

•                  compensation data in proxy statements filed by companies in the peer groups described below that are considered similar to PNMR.

Peer Groups.  The Compensation Committee’s peer groups include publicly traded utility and energy companies that compete with us for executive talent and are generally between one-half and three times our size (or otherwise similar to the Company in terms of revenues, the number of employees and similar criteria).  In 2008, the Compensation Committee considered compensation and performance data from the following two peer groups:  (1) a peer group consisting of the 23 companies listed below (the “Peer Group”), which has been used consistently since 2003, and (2) the utility companies that are included in the S&P Midcap 400 Index (the “Index Group”), which has been used for total shareholder return (“TSR”) comparisons under the Company’s long-term performance cash incentive plan.  The Compensation Committee periodically evaluates the composition of the peer groups to ensure that the composition of the peer group, and each peer group itself, continues to provide meaningful comparisons for the Compensation Committee’s consideration.  For example, in 2006, the Compensation Committee also compared our executive compensation program to a third peer group consisting of a high-performing group of 11 utility companies that achieved TSR in excess of 10% over a three-year period.

In 2008, the Compensation Committee discussed whether to discontinue using either of the two peer groups.  The Compensation Committee decided to continue using both peer groups because:

•                  it has used the Peer Group consistently since 2003 as one reference point for reviewing competitive market rates for executive salaries in each given year and for year-to-year changes relative to Company performance;

•                  discontinuing its use of the Peer Group would make it more difficult to draw conclusions about year-to-year trends relative to Company performance and require several years with a new peer group to establish viable trends; and

•                  it uses the Index Group for the specific purpose of having an independently derived index of TSR with which to compare the Company’s TSR for the purpose of determining awards, if any, under the Company’s Long-Term Performance Cash Program (“LT$”).  As discussed in more detail below, the LT$ was terminated and eliminated in February 2009 and no further awards will be payable under this program.

The Peer Group (used for compensation and performance comparison purposes since 2003) consists of:

AGL Resources, Inc.

Alliant Energy Corporation

Ameren Corporation

Black Hills Corporation

Constellation Energy Group Inc.

El Paso Electric Company

Energy East Corporation

Great Plains Energy Inc.

Idacorp Inc. Holding Company

Integrys Energy Group, Inc.

Nicor Inc

OGE Energy Corporation

Peoples Energy Corporation

Pinnacle West Capital Corporation

Puget Energy Inc.

Questar Corporation

SCANA Corporation

Sierra Pacific Resources

Southwest Gas Corporation

TECO Energy Corporation

Unisource Energy Corporation

Westar Energy Inc.

Wisconsin Energy Corporation

Thirteen of these Peer Group companies (57%) are also included in the Index Group.

The composition of the Index Group is determined by Standard & Poor’s and varies over time.  For the 2006-2008 performance period under the LT$, our TSR was compared to the TSR of the following companies comprising the Index Group as of January 1, 2009:

AGL Resources, Inc.

Alliant Energy Corporation

Aqua America, Inc.

Black Hills Corporation

DPL Incorporated

Energen Corporation

Equitable Resources, Inc.

Great Plains Energy Inc.

Hawaiian Electric Industries

Idacorp Inc. Holding Company

MDU Resources Group, Inc.

National Fuel Gas Company

Northeast Utilities

NSTAR

OGE Energy Corporation

Oneok, Inc.

Puget Energy, Inc.

SCANA Corporation

NV Energy, Inc.

UGI Corporation

Vectren Corporation

Westar Energy, Inc.

WGL Holdings, Inc.

Indirect compensation is more difficult to benchmark because of the variety and complexity of benefit plans utilized by individual companies.  The Compensation Committee’s goal is to be in the middle of the range of possibilities based upon PRM Consulting’s analysis of information from the following comparison sources:

•                  the Towers Perrin Compensation Database;

•                  the U.S. Chamber of Commerce Employee Benefits Survey;

•                  the Watson Wyatt Survey of Perquisites and Supplemental Benefits; and

•                  the proxy filings for the companies in the Peer Group and any other peer group selected, from time to time, by the Compensation Committee for additional comparison.

For example, the change in control benefits that we provide to the NEOs is intended by the Compensation Committee to be consistent with what the Compensation Committee believes is generally prevalent among the comparison sources noted above.

If any element of an NEO’s compensation exceeds or falls below the midpoint of what the Compensation Committee’s research indicates to be the competitive range by more than an expected allowance (typically 15% of the midpoint, which is designed to account for sample variability), the Compensation Committee subjects that element to further analysis.  For example, in 2007, the Compensation Committee determined that our NEOs’ retirement benefits fell substantially below the competitive midpoint for that element of compensation.  In response, the Compensation Committee increased the ESP II supplemental target contributions to achieve competitive replacement ratios, as discussed on page 44.

Analysis of Elements of Compensation

The basic elements of total NEO compensation include total direct compensation for continuing employment as well as total indirect compensation, which may be payable following termination of employment.  Total direct compensation consists of the following elements:

•      base salary;

•      short-term annual cash incentive awards;

•      long-term cash and equity incentive awards; and

•      supplemental benefits, awards and perquisites and other personal benefits.

Total indirect compensation consists of the following elements:

•      retirement benefits;

•      severance benefits; and

•      benefits triggered from loss of employment due to a “Change in Control”.

Each element of total direct compensation for our NEOs is generally selected and weighted to provide a targeted total compensation value that approximates the 50th percentile, or median, of executives in comparable positions within other similarly situated companies (based upon PRM Consulting’s annual benchmarking analysis and our peer groups, as discussed above).  Where more than one source of data is considered, the median from each source is aggregated by calculating the simple average of the median values for the different groups or indices.

The median or 50th percentile is the most frequently chosen market target.  Since, by definition, it represents the amount of compensation paid within any survey or peer group comparison above and below which half of all of the other market compensation figures fall, the Compensation Committee believes it is the most neutral of the choices available, indicating a level that is most likely to represent sufficiency without excess.  The Compensation Committee does not apply a rigid formula to any of the NEOs with respect to the apportionment of various elements of compensation other than to seek to maintain a mix consistent with the average mix as reported in relevant surveys and present within the peer group companies.  Rigid formulas ignore changing circumstances with respect to how well the Company performs over time, changes in personnel, evolving strategies and operating goals, and new or revised regulations that influence compensation determination and delivery.  Deviations from median market values for some or all of the elements of direct compensation are considered on a case by case basis and are typically justified by the relative experience or performance of the individual, by a need to reduce costs, or by a carefully considered arrangement to pay somewhat less, or more, than the median due to unusual, individual or corporate circumstances.  Different compensation elements are generally first set individually to approximate the median, and then examined in combination, so that excesses or shortfalls for one element can be balanced by offsetting another element or elements.  The Compensation Committee believes that it is appropriate for the variable elements to exceed or fall short of the targets if performance exceeds or falls short of such targets, respectively.

Base Salary.  Each NEO’s base salary is designed to compensate him or her for effectively discharging the duties and responsibilities of the respective position, and is initially set to approximate the 50th percentile, or median, of base salaries for comparable executives in the Peer Group and in the published compensation surveys.  The Compensation Committee determines base salary adjustments for each NEO in connection with the performance evaluation process.  This process involves identifying annual goals for each NEO to achieve and the Compensation Committee’s evaluation of each NEO’s leadership competencies and effectiveness.  Base salary adjustments are also influenced by whether an NEO’s salary is determined to be higher or lower than competitive levels.  As noted above, the CEO evaluates the performance of the other NEOs and recommends base salary adjustments for those NEOs to the Compensation Committee each year.  The Compensation Committee also considers each NEO’s scope of responsibilities, degree of experience, and potential to affect the Company’s future performance in determining his or her base salary.  The Compensation Committee recommends any CEO base salary adjustment to the independent directors for approval based on results of the CEO’s performance evaluation and the CEO’s current salary in relation to the salaries of the CEOs in the Peer Group.

At the suggestion of the CEO, and considering (1) the Company’s difficult financial circumstances in 2008, (2) the Company’s ongoing efforts to reduce costs, and (3) the Compensation Committee’s determination that all NEO base salaries were within the appropriate range of the 50th percentile of the Peer Group salaries and published survey salaries, the Compensation Committee recommended (and the Board’s independent directors approved) that no base salary increases be given in 2008 to the NEOs.  This salary freeze took effect on April 5, 2008 and remains in effect through 2009 for all NEOs.

The 2008 and 2009 base salaries for each of the NEOs are indicated in the table below:

Named Executive Officer	Amount
Jeffry E. Sterba Chairman and Chief Executive Officer	$785,000

Patricia K. Collawn President and Chief Operating Officer	440,000

Charles N. Eldred Executive Vice President and Chief Financial Officer	400,000

Alice A. Cobb Senior Vice President and Chief Administrative Officer	292,000

Patrick T. Ortiz Senior Vice President, General Counsel and Secretary	268,000

Short-Term Annual Cash Incentive Awards; 2008 and 2009 Officer Incentive Plan.  Annual cash incentive awards are made at the discretion of the Compensation Committee and are designed to focus our NEOs on achieving annual financial and operating goals, including the provision of reliable and efficient utility service to our customers.  The Compensation Committee sets annual cash incentive award targets to approximate the 50th percentile of such incentive opportunities in the Peer Group and for utilities of similar size reporting compensation data in industry published compensation surveys and ties these opportunities to performance goals that the Compensation Committee believes are challenging to achieve.

In prior years, the officer incentive plan governing these awards was designed to pay approximately 20% of the potential award opportunity upon the achievement of individual and business unit performance goals and up to 80% of the award opportunity upon the achievement of certain corporate earnings per share targets, adjusted for certain items to ensure that awards were not artificially inflated or deflated.  No awards were made for 2007 because the Compensation Committee determined that, even though individual goals were met by certain NEOs, the Company’s overall financial performance and workforce reductions made such awards to the NEOs inappropriate.

In June 2008, the Compensation Committee adopted the 2008 Officer Incentive Plan (the “2008 OIP”) to reflect the challenges currently facing the Company.  At the time of the adoption of the 2008 OIP, the NEOs had not received any base salary increase or short-term or long-term performance cash awards in 2008, and the Compensation Committee considered it unlikely that they would receive any base salary increases or long-term performance cash awards in 2009.  Historically, the officer incentive plan utilized performance goals that were tied to the Company’s earnings per share.  In 2008, the Compensation Committee felt it was unrealistic and inappropriate to continue using the former annual incentive award program because the former program’s performance targets and associated award levels were simply no longer appropriate due to the very difficult 2008 and ongoing business environment.  Thus, the 2008 OIP was designed to provide award opportunities based on individual and business unit goals as described below that would support the Company’s overall recovery efforts, with no multiplier for financial performance.  The individual performance elements of the 2008 OIP consist of individually tailored goals determined by the Compensation Committee for each NEO.  Performance elements vary depending on position and function and are comprised of a series of quantitative and qualitative measures, such as measures relating to customer satisfaction, cost control, safety, reliability, emissions control and operations efficiency.  The individual goals also focus on leadership effectiveness.  Leadership effectiveness consists of a series of factors defining basic competencies generally applicable to all executives that allow the Compensation Committee to consider any other circumstances, individual qualities, or incidents, either good or bad, which should factor into a full assessment of a NEO’s performance.  An example of a leadership effectiveness factor is how well the NEO leads by example.  For each individual goal, business unit measure, and leadership effectiveness factor, the NEO is rated as to whether the particular element was achieved (the threshold level), exceeded (the stretch level), or maximized (the optimal level).  All elements are weighted to reflect their relative importance, and the overall performance rating represents the sum of the rating on each element times the relative weight of that element.  Achievement of any of these levels does not prevent the BGHRC from exercising discretion to reduce an award amount below what the formula would have otherwise provided.  Indeed, the Compensation Committee exercised such negative discretion both in 2008 and 2009, as explained further below.

For example, the 2008 individual performance goals for the NEOs were:

•      Jeffry E. Sterba, Chairman and Chief Executive Officer.  Mr. Sterba’s annual incentive was determined based on his level of achievement of Board goals, including progress towards earning allowed cost of capital in the regulated business (30% weight), execution of plans to facilitate long-term growth (20% weight), development of necessary human resources for corporate success (20% weight), and Chairman and CEO leadership (30% weight).  Mr. Sterba’s weighted-average score made him eligible for an award between the threshold and stretch levels.

•      Patricia K. Collawn, President and Chief Operating Officer.  Ms. Collawn’s annual incentive was based on her level of achievement of corporate and utility goals, including customer satisfaction, reliability, safety, baseload plant performance, O&M management, and capital management (each weighted at 13.33%) and leadership effectiveness (20% weight).  Ms. Collawn’s weighted-average score made her eligible for an award at the threshold level.

•      Charles N. Eldred, Executive Vice President and Chief Financial Officer.  Mr. Eldred’s annual incentive was based on his level of achievement of corporate goals, including a Gas Company Sale Index, Service Level Scorecard – Unregulated Businesses, Service Level Scorecard – Regulated Utility, and Business Process Improvements, O&M targets (each weighted at 16%) and leadership effectiveness (20% weight).  Mr. Eldred’s weighted-average score made him eligible for an award at the stretch level.

•      Alice A. Cobb, Senior Vice President and Chief Administrative Officer.  Ms. Cobb’s annual incentive was based on her level of achievement of corporate goals, including a Business Technology Services Index, People Services Index, Supply Chain Index, General Services Index and leadership effectiveness (each weighted at 20%).  Ms. Cobb’s weighted-average score made her eligible for an award at the optimal level, but her award was reduced to the stretch level due to a series of mitigating factors.

•      Patrick T. Ortiz, Senior Vice President, General Counsel and Secretary.  Mr. Ortiz’s annual incentive was based on his level of achievement of corporate goals, including results of the Client Satisfaction Survey, Corporate Governance and Ethics Scorecard, and Legal Matters Scorecard, adjusted legal expense ratio (each weighted at 12%), outside counsel retainer cost reduction project (16% weight), successful implementation of MEDIC (a process improvement program for the Company’s Law Department) (16% weight) and leadership effectiveness (20% weight).  Mr. Ortiz’s weighted-average score made him eligible for an award at the optimal level, but his award was reduced to the stretch level due to a series of mitigating factors.

To be eligible for an award under the 2008 OIP, each NEO must have achieved the threshold level (in the aggregate, based on the relative weighting described above) of his or her individual performance goals.  The underlying goals were scored, weighted, and then totaled for an overall result for each NEO, as described above.  Threshold levels were designed to be reasonably achievable.  The maximum or optimal bonus award opportunity was based on a level of performance that was believed to be aggressive, but achievable.  Individual goals were designed to discourage our NEOs from taking unreasonable risks related to our business.  For example, awards related to goal achievement were capped and goals were designed to balance financial, operational, customer and environmental considerations.  The goals and overall 2008 OIP were also designed to motivate our NEOs and reward them for achieving our financial and non-financial objectives while balancing the interests of all of our stakeholders.  The ranges of baseline awards are set forth below and were designed to provide potential annual cash incentive award opportunities that approximate the median of our Peer Group and of published utility industry compensation surveys.

	Range of Baseline Awards Payable under the 2008 OIP (expressed as a % of the respective NEO’s base salary)
Named Executive Officer	Threshold Opportunity Individual Goal	Stretch Opportunity Individual Goal	Optimal Opportunity Individual Goal
Jeffry E. Sterba Chairman and Chief Executive Officer	16.0%	28.0%	40.0%

Patricia K. Collawn President and Chief Operating Officer	9.6%	16.8%	24.0%

Charles N. Eldred Executive Vice President and Chief Financial Officer	9.6%	16.8%	24.0%

Alice A. Cobb Senior Vice President and Chief Administrative Officer	8.0%	14.0%	20.0%

Patrick T. Ortiz Senior Vice President, General Counsel and Secretary	6.4%	11.2%	16.0%

In February 2009, the Compensation Committee determined that overall individual and business unit targets for all of the NEOs were met under the 2008 OIP at a threshold level or higher.  Although Mr. Eldred, Ms. Cobb and Mr. Ortiz achieved their overall business unit and individual goals, the Compensation Committee exercised discretion in light of the Company’s poor financial performance to reduce the amount of cash paid to these NEOs under the 2008 OIP.  Given the Company’s ongoing financial recovery efforts, Mr. Sterba recommended that he not receive any of the $144,754 award payable to him under the 2008 OIP and on February 17, 2009, the independent directors of the Board agreed with this recommendation.  In addition, upon Ms. Collawn’s recommendation, the Compensation Committee did not award $42,240 payable to her under the 2008 OIP.  The amounts paid to Messrs. Eldred and Ortiz and Ms. Cobb under the 2008 OIP are shown in column (g) of the Summary Compensation Table on page 48 under the heading “Non-Equity Incentive Plan Compensation.”

Pursuant to a separate employment inducement program established when she joined the Company in 2007, Ms. Collawn had the opportunity to earn an additional annual cash incentive bonus of $75,000 to $225,000 in 2008, contingent upon achieving certain individual utility and generation incentive goals at the threshold ($75,000), stretch ($150,000), and optimal ($225,000) levels.  The criteria included customer satisfaction, reliability, safety, plant performance, operation and maintenance, and capital as reflected in the narrative on page 39.  Ms. Collawn met her individual performance targets at the threshold ($75,000) level.  Upon Ms. Collawn’s recommendation, the Compensation Committee did not award the additional $75,000 payable to Ms. Collawn pursuant to the employment agreement, although she continues to have a similar bonus opportunity in 2009.

On February 16, 2009, the BGHRC approved the 2009 Officer Incentive Plan (the “2009 OIP”) for officers, including the NEOs, that is effective from January 1, 2009 through December 31, 2009.  Upon the BGHRC’s recommendation, on February 17, 2009, the independent directors approved the plan terms for Mr. Sterba.  In March 2009, the Compensation Committee determined that short-term performance cash awards under the 2009 OIP will be granted in the form of performance cash awards under the proposed amendment to the PEP for which the Company is seeking shareholder approval as described in more detail elsewhere in this proxy statement.  The Compensation Committee intends that short-term performance cash awards paid to covered employees will qualify for the performance-based compensation exception to the limitation on deductibility of compensation imposed by Section 162(m) of the Tax Code.  Due to this change, short-term performance cash awards under the 2009 OIP will not be payable unless the shareholders approve the amendment to the PEP.  If the shareholders approve the amendment to the PEP, the short-term performance cash awards under the 2009 OIP will be made before March 15, 2010 to reward achievement in 2009 of specific financial, individual and business group performance measures.  Awards are earned under the 2009 OIP based on business area, business unit and individual performance goals.  However, in order to ensure the awards can be funded by the Company’s earnings, no awards will be made unless the Company achieves certain threshold corporate earnings per share targets, adjusted for certain items, to ensure the award payments are based on the underlying growth of the core business (“Incentive EPS”).  The Incentive EPS levels are established solely for measuring performance under the 2009 OIP.  They have no effect on, and are not necessarily identical to, any earnings guidance that may be announced by the Company.

Awards are payable at threshold, target and maximum levels for the NEOs based upon a percentage of their respective 2009 base salaries.  The 2009 OIP award opportunities for the NEOs are calculated as follows:

1.             The Board determines the overall minimum and maximum award pool available under the 2009 OIP depending on the Incentive EPS level.

2.               At the end of 2009:

(i)            The Incentive EPS is calculated to determine the level of potential awards for each business area of the respective NEO.

(ii)           The BGHRC determines whether each business unit met its business unit performance measures at the threshold, target or maximum levels to determine the level of payout for each business unit (threshold, target or maximum) which will determine the level of award available to each executive officer within the business unit.  For example, performance measures for the utility business unit would include safety, reliability, customer satisfaction, plant performance, direct O&M management and capital.

(iii)          The BGHRC determines whether each NEO met individual leadership effectiveness goals which can reduce the individual award by as much as 33.33% (“Leadership Modifier”).  Individual performance goals are aligned with the respective business unit performance measures set forth below.

(iv)          The ratio of funds from operations to debt (“FFO/Debt”) is calculated to modify an NEO’s available award plus or minus 10% depending on whether threshold (minus 10%), target (no effect), or maximum (plus 10%) FFO/Debt ratio is achieved (“Cash Flow Modifier”).

3.               The 2009 OIP award opportunities (as a percentage of base salary) for the NEOs are as follows:

Name of Executive Officer	Bonus Range before Modifiers	Cash Flow Modifier	Leadership Modifier	Maximum Bonus Opportunity Under Plan	Business Unit Goal Summary
Jeffry E. Sterba			Up to		• Progress Towards Earning Allowed
Chairman and Chief	24% to 120%	(10%) to 10%	(33.3%)	130%	Cost of Capital in Regulated
Executive Officer					Business
• Execute Growth Plans to Facilitate Long-Term Growth • Develop Necessary Human Capital for Corporate Success • Chairman and CEO Leadership

Patricia K. Collawn			Up to		• Customer Satisfaction
President and Chief	19% to 96%	(10%) to 10%	(33.3%)	106%	• Reliability
Operating Officer					• Safety • Baseload Plant Performance • O&M and Capital management

Charles N. Eldred			Up to		• Business Process Improvements
Executive Vice President	19% to 96%	(10%) to 10%	(33.3%)	106%	• Gas Transition Services
and Chief Financial Officer					• O&M Initiatives • EPS Initiatives • Financial Planning Process Redesign • Safety

Alice A. Cobb			Up to		• People Services Development
Senior Vice President and	14% to 72%	(10%) to 10%	(33.3%)	82%	Portfolio
Chief Administrative					• Stakeholder Outreach Program
Officer					• BTS Technology Portfolio • Process Improvement Portfolio • Labor Relations Objectives • O&M Initiatives • Safety

Patrick T. Ortiz, Esq.			Up to		• Cost Control
Senior Vice President,	14% to 72%	(10%) to 10%	(33.3%)	82%	• Governance and Ethics Process
General Counsel and Secretary					Improvements • Resolution of Major Legal Matters • Safety Training for Employees

Long-Term Incentive Compensation.  Long-term cash and equity incentive awards are also made at the discretion of our Compensation Committee and are designed to focus our NEOs on achieving and sustaining financial performance over time periods in excess of one year.  For 2008 and prior years, long-term incentive award opportunities included (1) long-term, performance-based cash payouts, (2) time-vested stock options, and (3) time-vested restricted stock rights awards.  Threshold grant amounts were designed to approximate the 50th percentile, or median, of such incentive opportunities in the Peer Group and in published compensation surveys but also to take into account each NEO’s scope of responsibilities and potential to affect the Company’s future performance over the long term.  Awards under the LT$ and grants of stock options and restricted stock rights were made only if the NEO met the threshold requirements for individual performance, business unit performance and leadership effectiveness for the previous year that were developed in connection with the previous year’s OIP.  If a NEO failed to achieve an overall rating at the threshold level, no performance cash award was paid and no equity grants were made to that individual.

For 2008 and prior years, the Compensation Committee generally has allocated total long-term incentive compensation as follows:

•      25% to performance-based long-term cash incentive awards;

•      25% to stock options; and

•      50% to restricted stock rights awards.

Based on prior analyses conducted by PRM Consulting, the Compensation Committee believed this long-term incentive approach delivered a mixture of competitive long-term incentive compensation opportunities that balanced various considerations, including the dilutive impact of the awards, the awards’ impact on retaining NEOs, and the Company’s performance relative to its peers.  While stock options continue to play a role by offering executives an incentive to improve total shareholder returns, the accounting treatment for stock options requires that options be expensed and the Compensation Committee believes that exclusive use of options can induce executives to take unnecessary risk.

In 2009, the Compensation Committee reduced the allocation to options down to 20%.  The percentage previously allocated to stock options was allocated to restricted stock because of its inherent power as an executive retention tool, and in response to trends suggesting that many companies were shifting the balance away from stock options and into restricted stock.  A restricted stock award has less leverage built into it than an option award, and while it has not carried any independent performance requirements, it continues to generally align executive and shareholder interests.  Nevertheless, in 2009, the Compensation Committee reduced the restricted stock element from 50% to 40% of the total and restricted stock awards will no longer be automatically granted to executives.  Beginning in 2009, specific cash flow earnings goals must first be met, as described further below, before any restricted stock awards will be made.  Prior to 2009, the remaining 25% of the total was allocated to performance-based cash to reduce dilution while still aligning executive and shareholder interests by tying the awards to the achievement of minimum total shareholder returns relative to a peer group as described further below.

This incentive structure also reflected the Compensation Committee’s philosophy that long-term incentive compensation serves three purposes:

•      to align the interests of our NEOs with those of our shareholders (through stock options and restricted stock rights awarded under the PEP and corresponding stock ownership and holding requirements);

•      to promote the achievement of our long-term performance goals (through long-term performance-based cash awards); and

•      to support executive retention (through time-vested option and restricted stock rights awards).

Nevertheless, given the evolution of regulatory, tax, and accounting treatment of equity incentive programs, and because it is important to retain our NEOs, the Compensation Committee continues to evaluate the relative merits of different forms of long-term incentive compensation.  The three elements of our long-term incentive compensation program for 2008 and prior years and our ongoing stock ownership guidelines are discussed in more detail below.

Long-Term Performance Cash Awards.  The LT$ became effective on January 1, 2004 and was designed in 2008 and prior years to comprise 25% of each NEO’s total long-term incentive compensation award.  As noted above, while the Compensation Committee does not apply a rigid formula, it was decided that some meaningful percentage of the total long-term incentive value should be related to peer group performance and should be paid out in cash to lessen somewhat shareholder equity dilution.   The Compensation Committee was authorized to make cash awards to NEOs and other eligible employees selected by the Compensation Committee when our TSR was at or above the 40th percentile of companies comprising the Index Group for a three-year rolling performance period.  Our TSR was calculated by comparing the average stock price, including dividends, over the first 30 days and the last 30 days of the applicable performance period.

The following cash target award levels were in effect, generally, from 2004 to 2008:  $287,000 for Mr. Sterba; $70,000 for Ms. Collawn (since 2007) and Mr. Eldred (since 2005); and $50,000 for Ms. Cobb and Mr. Ortiz.  In addition, when the Compensation Committee adopted the long-term compensation award program in 2004, the Compensation Committee determined that target award levels would only be adjusted in subsequent years if they fell above or below the market median by more than 15%.

A NEO was eligible to earn zero to 200% of the target award depending on our TSR over the applicable performance period compared to the TSR of the Index Group as follows:

TSR Percentile (of the Index Group)	Amount of Award Pay-Out as a % of the Cash Target Award Level
≤ 40th percentile	—
> 40th percentile but ≤ 55th percentile	50%
> 55th percentile but ≤ 85th percentile	100%
> 85th percentile	200%

For the 2006-2008 performance period, our TSR was below the 40th percentile of the Index Group.  Therefore, the performance threshold was not met and our Compensation Committee did not make any awards.

The range of possible performance cash awards for the 2008-2010 performance period approved by the Compensation Committee in February 2008 is reflected in the Grants of Plan-Based Awards table on page 50 under the column titled “Estimated Future Payouts under Non-Equity Incentive Plan Awards.”

In February 2009, the Compensation Committee terminated the LT$.  No additional awards will be made under the LT$ and the awards relating to the 2007-2009 and 2008-2010 performance periods granted in prior years were canceled.  Effective in 2009, the LT$ has been replaced with performance cash awards that will be granted under the proposed amended PEP which is subject to shareholder approval as described elsewhere in this proxy statement.   With the sharp sustained drop in PNMR share price beginning in the middle of 2007 relative to the peer group, and the difficulties of executives directly influencing stock price in the current economic environment, the Compensation Committee determined that this plan no longer provided meaningful incentive to executives for any of the cycles ending in 2007, 2008, 2009, and most likely 2010.  Instead, the Compensation Committee determined that an alternative performance based cash program would be more effective by focusing executives on improving cash flow earnings, over which they have more direct control.  The Compensation Committee believes that achieving improved cash flow earnings will lay a strong foundation for eventual stock price appreciation.  The over-riding importance of improved cash flow earnings to the immediate and medium term financial health of the Company led the Compensation Committee to tie 80% of the potential total long-term incentive value to the achievement of improved cash flow earnings, with the remaining 20% tied to annual stock option grants. Of the 80%, 40% of any potential award would be paid in restricted stock, and the other 40% would be paid in cash.

Stock Options and Restricted Stock Rights.  As discussed above, in 2008 and prior years our Compensation Committee granted equity awards to each NEO on a discretionary basis, provided that such NEO achieved his or her goals under the prior year OIP at a threshold or higher level.  In determining the amount and type of equity awards to be granted to our NEOs, the Compensation Committee considered the amount of stock-based equity compensation grants already held by the NEOs, dilution and burn rates, the number of shares of our common stock outstanding, and the Company’s and the individual NEO’s performance during the preceding year.  As discussed earlier, both types of long-term incentive equity awards have certain advantages and disadvantages.  The Committee determined, consistent with competitive trends in equity granting practices, that both types of awards should be retained for their respective advantages, but that their respective disadvantages could be lessened by reducing the automatic stock option grant component to only 20% of the total potential long-term incentive value and making the restricted stock component (40% of total long-term incentive value) entirely contingent upon the achievement of a cash flow earnings target.  Despite the more automatic and regular nature of stock option grants, executives stand to gain only if the market price of the stock exceeds the exercise price after the options have vested, consistent with shareholder gains.  The restricted stock grants deliver the full value of the stock to executives, but the grants are made only if the independent cash flow earnings performance targets are achieved, and the subsequent grant has vested.  Both types of awards are designed to benefit executives only if shareholders also benefit, in one case through direct share price appreciation and total shareholder returns and in the case of restricted stock, through the achievement of desirable Company financial goals that will support future stock price appreciation.

Overall awards under the PEP are limited.  Prior to obtaining shareholder approval in 2005 to increase the number of shares authorized for issuance under the PEP, we committed to our shareholders that we would not make annual awards under the PEP to eligible employees and non-employee directors for the period of 2005-2007 that, on average, exceed 2% of the issued and outstanding shares for the three-year period.  The current 3-year burn rate is approximately 1.19%.

Stock options and restricted stock rights granted under the PEP each vest in three equal annual installments beginning on the first anniversary of the grant date.  In addition, as discussed below on page 46 under “Stock Ownership Guidelines,” each NEO must hold a significant amount of vested restricted stock rights awards until six months after termination of employment, unless the applicable stock ownership levels (2x-5x annual base salary) are otherwise met.  The time-vesting of equity awards and holding requirements are designed to align our NEOs’ interests with the long-term interests of our shareholders.

Equity awards made in 2008 and 2009 under the PEP were designed to motivate our NEOs to work together as a team to achieve necessary milestones during a difficult recovery period.  The Compensation Committee based all grant amounts for each officer grouping on factors such as relative job scopes, expected future contributions to the growth and development of the Company and competitiveness of grants relative to the Peer Group.  PRM Consulting reviewed the compensation comparison sources discussed above to determine that the awards were within the median of our peers.

In February 2008, the Compensation Committee recommended, and the independent directors approved, grants of 84,375 stock options and 37,500 restricted stock rights to Mr. Sterba.  The Compensation Committee also approved equal grants of 24,000 stock options and 7,845 restricted stock rights to each of Ms. Collawn and Mr. Eldred, because the Compensation Committee believed that Ms. Collawn and Mr. Eldred had an equal role in improving Company performance.  In addition, the Compensation Committee determined that, with one exception, it continued to be appropriate to allocate awards to all SVPs (including Ms. Cobb and Mr. Ortiz) on an equal basis (18,000 stock options and 6,375 restricted stock rights each), because each SVP is generally believed to have an equal potential impact on our future performance.

In February 2009, the Compensation Committee recommended, and the independent directors approved, grants of 110,000 stock options and 20,000 restricted stock rights to Mr. Sterba.  The Compensation Committee recommended these grants to align Mr. Sterba’s long-term compensation opportunities with the Company’s financial recovery.  The Compensation Committee approved a grant of 90,000 stock options and 4,400 restricted stock rights to Ms. Collawn to align her long-term compensation opportunities with the Company’s financial recovery and to address her lack of base salary increases or short-term bonus payments since joining the Company in June 2007.  The Compensation Committee approved a grant of 40,000 stock options and 4,400 restricted stock rights to Mr. Eldred.  Similarly, the Compensation Committee determined that, with one exception, it continued to be appropriate to allocate awards to all SVPs (including Ms. Cobb and Mr. Ortiz) on an equal basis (29,000 stock options and 3,400 restricted stock rights each), subject to their achievements relating to the performance goals reflected on page 37.  As an employment inducement award, Ms. Collawn received a separate award of 4,000 stock options and 4,000 restricted stock rights in August 2008.  These awards are designed to replace benefits Ms. Collawn forfeited from her prior employer when she agreed to join the Company.  In August 2009, Ms. Collawn will receive another 4,000 stock options and 4,000 restricted stock rights pursuant to the same arrangement.

In March 2009, the Compensation Committee made certain changes to the long-term incentive award opportunities available to NEOs for 2009 and later years.  Beginning in 2009, the Compensation Committee will allocate total long-term incentive compensation as follows:

•      20% to stock options;

•      40% to performance-based, time vested restricted stock rights awards; and

•      40% to annual performance cash awards.

Performance-Based, Time Vested Restricted Stock Rights.  In March 2009, the Compensation Committee recommended, and the independent directors approved, the grant of performance-based, time vested restricted stock rights awards to NEOs.  The performance-based, time vested restricted stock rights awards will be granted pursuant to the amended PEP, which is subject to shareholder approval as discussed elsewhere in this proxy statement.  Accordingly, if the shareholders do not approve the proposed amended PEP, any performance-based, time vested restricted stock rights awarded will be canceled and will not be paid.  The Compensation Committee intends that performance-based, time vested restricted stock rights awards granted to covered employees will qualify for the performance-based compensation exception to the limitation on deductibility of compensation imposed by Section 162(m) of the Tax Code.  The number of restricted stock rights issued pursuant to a performance-based, time vested restricted stock rights award will be determined based upon the Company’s adjusted cash earnings as measured during a one-year performance period beginning on January 1, 2009 and ending on December 31, 2009.  The adjusted cash earnings performance element focuses on the Company’s net cash flow earnings from operating activities (as reflected on the Company’s cash flow earnings statement), adjusted by the following:  (1) amounts received by the Company as principal payments on the Palo Verde lessor notes, (2) amounts received by the Company as Palo Verde 3 toll revenue, (3) amounts received by the Company attributable to the Optim Energy, LLC cash earnings, (4) the changes in the Company’s working capital and (5) the taxes paid by the Company on the sale of the Gas Assets.  At the end of the performance period, the Compensation Committee will determine the Company’s adjusted cash earnings during the performance period (threshold, target or maximum) and the corresponding level of the NEO’s restricted stock rights award (threshold, target or maximum), if any.  The Compensation Committee will submit its determinations to the Board for approval.  The restricted stock rights awarded to a particular NEO will vest in three equal installments on each of the first, second and third anniversaries of the date on which the Board approves the restricted stock rights award.  The maximum award opportunity is three times the threshold grant.  The other terms of the restricted stock rights are consistent with our prior restricted stock rights grants under the PEP.

Annual Performance Cash Awards.  In March 2009, the Compensation Committee also recommended, and the independent directors approved, the grant of annual performance cash awards under the proposed amended PEP.  The Compensation Committee intends that the annual performance cash awards granted to covered employees will qualify for the performance-based compensation exception to the limitation on deductibility of compensation imposed by Section 162(m) of the Tax Code.  The annual performance cash awards are intended to replace awards under the LT$, which the Compensation Committee terminated in 2009.  Like the performance-based, time vested restricted stock rights awards granted under the amended PEP, the annual performance cash awards will be payable based on the Company’s adjusted cash earnings as measured during a one-year performance period beginning on January 1, 2009 and ending on December 31, 2009.  The Compensation Committee will determine, and the Board must approve, the level of payment (threshold, target or maximum) to which a particular NEO is entitled under any annual performance cash award based on the level of the Company’s adjusted cash earnings (threshold, target or maximum).  The maximum award opportunity is three times the threshold grant.  The annual performance cash awards will be payable only if the shareholders of the Company approve the amended PEP.  If the shareholders do not approve the amended PEP, any annual performance cash awards granted under the amended PEP will be canceled and will not be payable

Our Board has a Stock Option Grant Policy that documents our process and practices related to the awarding of equity compensation, including stock options and restricted stock rights.  The policy is available in its entirety on our website (www.pnmresources.com) and is included as Appendix B to this proxy statement.  We typically make equity awards under our long-term incentive compensation program at the first regularly scheduled meeting of the Compensation Committee in each year, unless the meeting occurs during a black-out period for trading in our securities as specified in our Insider Trading Policy.  Under those circumstances, the Compensation Committee will either (1) schedule a special meeting after the expiration of the black-out period, (2) make awards pursuant to a unanimous written consent executed after the expiration of the black-out period, or (3) pre-approve the equity awards with an effective date after the expiration of the black-out period.  The date of the awards is the date on which the Compensation Committee approves the awards, unless (1) the approval date is a non-trading day, in which case the date is the immediately preceding trading date, (2) in the case of pre-approval during a black-out period, in which case the grant date is the first trading date after the expiration of the black-out period, or (3) the Compensation Committee recommends Board approval of the equity awards, in which case the grant date is the day that the Board approves the equity awards.  The exercise price of the stock option is equal to the closing price of our common stock on the NYSE on the date of the award.  Both the PEP and the proposed amended PEP prohibit option re-pricing.

Perquisites and Other Personal Benefits.  The Compensation Committee provides perquisites and other personal benefits to our NEOs as a small component of total compensation, generally limited to items that the Compensation Committee believes are reasonable and consistent with its goal of providing competitive and cost-effective compensation.

The Compensation Committee approves and oversees an executive spending account plan (“ESA”), which allows NEOs to receive reimbursement for income tax preparation, financial management and counseling services, estate planning, medical services (e.g., physicals), premiums for life and other insurance, and travel expenses related to medical or financial planning services.  The current annual benefit limits approved by the Compensation Committee under the ESA are $23,000 for Mr. Sterba, $20,000 for Ms. Collawn and $18,000 for each of Mr. Eldred, Ms. Cobb and Mr. Ortiz.  These amounts were determined after reviewing median amounts paid by other utilities.  We also provide and pay the premiums on additional life, long-term care, and long-term disability insurance benefits provided to our NEOs.  Any cash value related to such additional life insurance policies remains the property of the Company; the NEOs have no rights to such cash values.

The Company reimburses certain relocation expenses.  In 2008, Ms. Collawn received $75,598 in relocation expenses.

The value of the personal benefits described above that was received by each NEO in 2008 is set forth in footnote 6 to column (i) of the Summary Compensation Table on page 48.

Retirement Benefits.  We offer retirement benefits to all of our employees (including the NEOs) through tax-qualified plans, including an employee- and employer-funded 401(k) Plan (the “RSP”).  In addition, we provide our NEOs with non-tax-qualified supplemental deferred compensation plans, including the ESP, the ESP II (which replaced the ESP), and the After-Tax Plan.  These supplemental arrangements are designed to give the NEOs benefits that are comparable to all other employees on a percentage replacement of income basis since the Tax Code limits the formula-driven benefits under the qualified plans that would otherwise be payable to the NEOs.  These retirement benefits, in total, are designed to provide the NEOs with reasonable, competitive and sufficient post-retirement income as discussed further below.  Sufficiency is calculated independently of what other elements of executive compensation may have been earned or available to the NEOs.  Besides salary, the other elements of compensation are variable, tied to performance, and cannot necessarily be relied upon by an employee to support his or her retirement needs.  For example, most of the Company’s outstanding stock option awards are currently underwater with remaining terms to exercise generally less than three years following the date of retirement.  Nevertheless, the Committee does consider tally sheets each year, as discussed above, and does monitor potential total compensation from all sources under various scenarios for reasonableness, including death, disability, retirement, various types of employment terminations, and in the event of change in control.

The ESP II is a standard benefit arrangement (wrap 401(k)) that is also offered by some of our peer companies.  Our supplemental target contributions under the ESP II are designed to provide total retirement benefits to our NEOs that are competitive and reasonable.  In general, contribution rates under the ESP II have been set to achieve competitive replacement ratios of between 40% to 60% of pre-retirement income depending on years of service and age at retirement.  These contributions were previously capped at $70,000 per year, but the Compensation Committee determined that amount to be insufficient for achieving the replacement ratio targets.  As a result, the caps were replaced with individually scheduled, actuarially calculated contributions designed to reach target replacement ratios at an age 65 retirement.  The 2008 supplemental target contribution for each NEO is set forth in footnote 2 to the Nonqualified Deferred Compensation Table on page 56.

As part of her employment inducement award, Ms. Collawn received a 2008 contribution of $359,425 to the ESP II, which vests in equal installments pursuant to a three-year vesting schedule.  Ms. Collawn will receive a $359,425 contribution in August 2009, also subject to a three-year vesting schedule.

The After-Tax Plan was executed on December 17, 2008 and was effective as of January 1, 2009.  Beginning in 2008 (for the 2009 calendar year), our NEOs were required to elect between participating in either the ESP II or in the After-Tax Plan (but not both).  Such election had to be made by December 31, 2008 for the 2009 calendar year.  Going forward, our NEOs will be required to make this irrevocable election on an annual basis by December 31 of every year for the subsequent calendar year.  The purpose of the After-Tax Plan is to allow employees who are eligible to participate in the ESP II (including the NEOs) to alternatively receive the same contributions that they would receive under the ESP II (as discussed above) on an after-tax basis.  Participating NEOs will receive all amounts due currently and will not defer receipt of compensation payable under the After-Tax Plan.  We will encourage and assist NEOs who elect to participate in the After-Tax Plan instead of the ESP II to use the proceeds from our contributions to the After-Tax Plan (net of income and payroll taxes that must be paid by the participant) to purchase investments on an after-tax basis from a third-party custodian or administrator.  Although we anticipate assisting our NEOs in this way, our role will be merely advisory; the NEO participant will own the investments in his or her name, and we will have no involvement with the investments as an owner, beneficiary, sponsor or otherwise.

Retention Agreement with Mr. Sterba.  In recognition of Mr. Sterba’s value to the Company, in 2003 we entered into a Retention Agreement with him.  The Retention Agreement was amended on August 30, 2007 and December 8, 2008 to satisfy the requirements of the short-term deferral exception to Section 409A of the Tax Code.  The Retention Agreement provides Mr. Sterba with a $1.6 million bonus if he continues to work for us as CEO through March 1, 2010, or upon his death, disability, termination by us without cause, or constructive termination, if earlier.  If Mr. Sterba terminates his employment or we terminate him for cause prior to any of these events, he will not receive the bonus.  The bonus is payable in two equal installments on March 1, 2010 and March 1, 2011.  If, prior to March 1, 2010, Mr. Sterba dies, becomes disabled or his employment with us is terminated without cause or due to constructive termination, the bonus is payable in one installment, generally within 30 days after his separation from service.

Severance Benefits.  The Compensation Committee believes in providing severance benefits to an NEO if the NEO’s position is eliminated through no fault of the NEO.  Severance benefits are provided to our NEOs to mitigate the possible difficulty of finding comparable employment within a short period of time.  The Severance Plan is discussed under the heading “Severance Payments” on page 57.  The Plan’s benefits are consistent with competitive practices and are based on reasonable assumptions about how long it would take an NEO to find comparable employment based on historical and industry experience. Even though each NEO’s ability to find comparable employment would vary, the Committee determined that it is preferable to have a plan that affords predictability in potential additional costs, as well as reassurance to NEOs about how they will be treated financially if they are terminated in these circumstances.

Benefits Triggered From a Loss of Employment Due to Change in Control.  The Compensation Committee believes that our NEOs and key employees are critical to the successful implementation of our business plan and should receive reasonable protection from loss of employment resulting from a change in control of our Company.  In addition, the Compensation Committee believes that providing reasonable change in control benefits aligns the interests of our NEOs and shareholders, because providing such benefits should offset any reluctance by our NEOs to pursue potential transactions that may be in the best interests of shareholders.  We also believe our arrangement facilitates the recruitment of talented executives by providing commonly expected protections.  In the context of the relative overall value of any potential change in control transaction, the Compensation Committee believes that the change in control benefits are reasonable.  In addition, all of the benefits are only payable if (1) there is a change in control, and (2) the executive’s employment is terminated without cause or the executive is constructively terminated following the change in control event (in other words, the change in control benefits require a “double trigger” to become payable).  The Retention Plan, which covers all of our NEOs, is discussed under the heading “Potential Payments Upon Termination or Change in Control” on page 57.

Stock Ownership Guidelines

To further align the interests of our NEOs with those of our shareholders, we have stock ownership guidelines that require the accumulation and retention of our common stock.  The Compensation Committee established these stock ownership guidelines effective January 1, 2006, and amended the guidelines in December 2008 to allow current NEOs an additional year to reach the holding requirements given the current economic conditions and performance of the stock market in general.  By December 31, 2009, or within three years of their date of hire or promotion to officer, our NEOs must accumulate and hold stock valued at two times their respective base salary.  No later than December 31, 2011 or within five (5) years after the effective date of appointment or promotion to the position, whichever is later, the amount of ownership must be as follows:

Executive Position	Holding Requirement
Chief Executive Officer	5 times annual base salary
President and Chief Operating Officer	4 times annual base salary
Executive Vice President	4 times annual base salary
Senior Vice President	3 times annual base salary

The Compensation Committee believes that these stock ownership requirements are appropriate because (1) they approximate the median of holding requirements found in the Fredric W. Cook & Co. Inc. Stock Ownership Policies and the National Association of Corporate Directors Compensation Report, and (2) the level of equity awards received by our NEOs over the past five years would generally only be sufficient to achieve up to 85% of these holding requirements (depending upon the price of the common stock at the measurement date).  While the Compensation Committee does not believe that it is appropriate or prudent to require our NEOs to purchase large amounts of stock with their other earnings, the Compensation Committee does believe that requiring a modest amount of share acquisition promotes the alignment of the NEOs’ interests with those of our shareholders.

Each NEO is expected to hold 75% of his or her vested restricted stock awards until six months after termination of employment, unless the stock ownership levels discussed above are otherwise met.  The Compensation Committee reviews the guidelines periodically for any appropriate changes.  In December 2008, the Compensation Committee amended the guidelines to allow NEOs the option of selling more than 25% of restricted stock that vests in 2009 for the limited purpose of providing a source of funds for the resulting tax liability.  This decision was made because we did not make cash incentive awards in 2008.  The stock ownership guidelines can be found on page A-7 of the Corporate Principles document, attached as Appendix A, and can also be found on our website at www.pnmresources.com.

The Compensation Committee annually reviews the share ownership levels of each NEO to determine compliance with our stock ownership guidelines.  NEOs may accumulate and hold shares from any source, including the ESPP, brokerage accounts, and the non-qualified deferred compensation plan.

Tax and Accounting Implications; Deductibility of Executive Compensation Costs

In determining the total compensation of each NEO, as well as the structure of our executive compensation program, the Compensation Committee reviews and considers relevant tax and accounting considerations, including:

•                  the deductibility of executive compensation under Section 162(m) of the Tax Code, which is discussed in more detail below;

•                  the impact of Section 409A of the Tax Code, which imposes certain limitations on deferred compensation; and

•                  generally accepted accounting principles relating to executive compensation, such as SFAS 123R.

Traditionally, accounting-related considerations have not had a significant impact on the Compensation Committee’s decisions about the total compensation of our NEOs or the structure of our executive compensation program.  Likewise, although the Compensation Committee considers the personal tax implications for our NEOs of different forms of compensation in designing desirable plans, such considerations have not materially impacted the BGHRC’s ultimate decisions about executive compensation.

Under Section 162(m), we may not deduct annual compensation of more than $1 million paid to certain key executives who are considered “covered employees” under Section 162(m), except to the extent compensation qualifies as “performance-based compensation” as defined in Section 162(m) and guidance issued under Section 162(m).  Generally, the Compensation Committee believes it is in our best interests and that of our shareholders to provide compensation that is deductible by the Company.  Certain types of equity compensation (e.g., stock options) paid under the PEP qualify for the performance-based compensation exception under the guidance issued under Section 162(m) and are generally fully deductible for federal income tax purposes.  Certain other types of equity compensation (e.g., service-based restricted stock rights awards) made under the PEP may not qualify as performance-based compensation.  As discussed elsewhere in this proxy statement, the Compensation Committee is seeking the approval of our shareholders to amend the PEP to (among other things) permit the Company to utilize the performance-based compensation exception to Section 162(m) in connection with certain cash payments and other awards, including restricted stock, restricted stock rights, performance share and performance unit awards, made under the PEP to NEOs who are covered employees.

While the Compensation Committee generally prefers that all compensation be deductible, there may be instances where potentially non-deducible compensation is provided to reward our NEOs consistent with our philosophy for each element of compensation.  In 2008, we paid a total of approximately $327,634 that may not be deductible for tax purposes.

BOARD GOVERNANCE AND HUMAN RESOURCES COMMITTEE REPORT

The Board Governance and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on such review and discussions, the Board Governance and Human Resources Committee recommends to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Board Governance and Human Resources Committee
Bonnie S. Reitz, Chair
Julie A. Dobson
Manuel T. Pacheco
Joan B. Woodard

SUMMARY OF EXECUTIVE COMPENSATION

The table below summarizes the total compensation paid or earned by our NEOs for the years ended December 31, 2008, 2007, and 2006.  We have not entered into any employment agreements with any of our NEOs, except for a Retention Agreement with Mr. Sterba, SERPs with Messrs. Sterba and Ortiz, and the employment inducement arrangement with Ms. Collawn discussed above.

SUMMARY COMPENSATION TABLE

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)	Total ($)
Jeffry E. Sterba,	2008	830,288	—	459,712	175,901	—	—	361,317	1,827,218
Chairman and Chief	2007	830,087	—	1,166,564	445,587	—	—	442,869	2,855,107
Executive Officer	2006	742,308	__	1,190,245	456,529	812,852	28,846	368,949	3,599,729

Patricia K. Collawn	2008	440,003	—	25,868	16,193	—	—	586,802	1,068,867
President and Chief	2007	211,540	—	11,863	1,827	—	—	581,372	806,602
Operating Officer

Charles N. Eldred,	2008	419,231	—	110,322	50,721	60,000	—	171,512	811,786
Executive Vice President and	2007	372,885	—	78,056	37,136	—	—	355,330	843,407
Chief Financial Officer	2006	290,769	__	44,326	15,868	187,104	__	233,276	771,343

Alice A. Cobb, Senior	2008	292,000	—	96,559	26,001	50,000	—	195,613	660,173
Vice President and Chief	2007	288,000	—	184,748	90,526	—	—	211,086	774,360
Administrative Officer	2006	276,231	__	195,703	88,169	181,214	__	157,179	898,496

Patrick T. Ortiz, Senior	2008	268,000	—	96,559	37,253	40,000	119,939	123,726	685,477
Vice President, General	2007	264,616	—	190,113	92,468	—	12,101	142,719	702,017
Counsel and Secretary	2006	257,970	__	208,855	94,700	133,383	31,745	130,999	857,652

(1)

2008 salary amounts include cash compensation earned by each NEO during fiscal year 2008 as well as any amounts earned in fiscal year 2008 but contributed into the RSP or deferred at the election of the NEO into our deferred compensation program. For a discussion of the deferred compensation program and amounts deferred by the NEOs in fiscal year 2008, including earnings on amounts deferred, please see “Nonqualified Deferred Compensation” beginning on page 56. The 2008 salary amounts include the following amounts received for the sale of paid time off hours: Mr. Sterba - $45,288; Mr. Eldred - $19,231.

(2)

For 2008, represents the dollar amount of equity compensation expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with SFAS 123R and thus includes amounts from awards granted in and prior to the indicated year under the PEP. For 2008, see Note 13 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying the value of equity awards. These amounts reflect our accounting expense for these awards. The actual cash value that the NEO will recognize will depend on the value on the date the restricted stock right vests, and, ultimately, the value received on the sale of the stock. Restricted stock rights awards vest over a three-year period.

(3)

For 2008, represents the dollar amount of equity compensation expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with SFAS 123R and thus includes amounts from awards of stock options granted in and prior to the indicated year under the PEP.  For 2008, see Note 13 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying the value of equity awards.  These amounts reflect our accounting expense for these awards, and do not correspond to the actual cash value that the NEO will recognize when exercised, which will depend on the difference between the market value of our stock on the date the vested option is exercised and the exercise price.  As of March 31, 2009, all outstanding options with the exception of the grant made on February 17, 2009, held by our NEOs were underwater, meaning the exercise price is more than the market value of our stock.

(4)

For 2008, reflects the amount of short-term incentive cash awards earned in 2008 and paid in March 2009 under the 2008 OIP. Due to 2008 and 2007 performance, no long-term cash incentive awards were payable under the LT$to our NEOs for the 2006-2008 performance period.

(5)

Reflects the change in the present value of accumulated benefits under the ERP (and under Messrs. Sterba’s and Ortiz’ respective SERPs) at end of the indicated year (as shown in column (d) of the Pension Benefits table below for 2008) compared to the previous year-end present value for all NEOs except Mr. Eldred, Ms. Cobb and Ms. Collawn who do not participate in this plan. Mr. Sterba’s actual change in pension value for 2008 was a decrease of ($54,723). There are no above-market or preferential rate earnings to report for the ESP or ESP II.

(6)

The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the NEOs during fiscal year 2008. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the NEOs. The NEOs paid any taxes associated with these benefits without reimbursement from us.

NEO	Payment of Officer Life Premium $	Payment of Long- Term Care Premium $	Payment of Long-Term Disability Premium $	Change in Post- Retirement Medical Value $	ESA Amounts ($) (a)	RSP Company Contributions $	ESP II Company Contributions $ (b)	Non- Qualified Plan Distribution	Relocation Benefits (c)
Sterba	18,928	1,565	1,350	5,091	23,000	23,150	290,325	—	—
Collawn	6,226	672	1,350	—	20,000	13,800	469,156	—	75,598
Eldred	11,445	1,728	1,350	—	17,976	26,606	112,408	—	—
Cobb	11,797	1,680	1,350	—	18,000	29,846	132,940	—	—
Ortiz	14,919	1,680	1,340	1,345	18,000	30,129	57,860	—	—

(a)	Reflects the amounts received by the NEOs under the ESA described on page 44.

(b)	Amounts are reflected in column (C) of the Nonqualified Deferred Compensation table on page 56.

(c)	Reflects relocation benefits discussed on page 44 above.

Grants of Plan-Based Awards

The following table discloses the actual numbers of stock options, shown below as OPT, and restricted stock rights awards, shown below as RSA, granted to our NEOs in 2008 under the PEP and the grant date fair value of these awards.  All stock options and restricted stock rights awards vest in three equal annual installments beginning on the first anniversary of the grant date.  The exercise price of all stock options is equal to the closing market price on the NYSE on the date of the grant, or on the immediately preceding trading day if the grant date is not a trading day.  The table shows the potential incentive cash payouts under the 2008 OIP.  In addition, the separate annual cash award for 2008 of $75,000 was not made to Ms. Collawn under her additional employment inducement cash incentive plan, and is shown below as PC$.  The table also reflects the potential future cash payouts of long-term cash compensation awards under the LT$ for the 2008-2010 performance period.  The LT$ plan was terminated in February 2009.

Grants of Plan-Based Awards in 2008

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	of Stock or Units (#)	Underlying Options (#)	Option Awards ($/Sh)	Option Awards (1)
Jeffry E. Sterba	OIP 2/19/08	125,600	219,800	314,000
	LT$ 2/19/08 (2)	143,500	287,000	574,000
	RSA 2/19/08							37,500			427,238
	OPT 2/19/08								84,375	13.17	129,921

Patricia K. Collawn	PC$ 2/19/08	75,000	150,000	225,000
	OIP 2/19/08	42,240	73,920	105,600
	LT$ 2/19/08 (2)	35,000	70,000	140,000
	RSA 2/19/08							7,875			89,720
	RSA 8/14/08							4,000			38,680
	OPT 2/19/08								24,000	13.17	10,655
	OPT 8/14/08								4,000	10.56	5,538

Charles N. Eldred	OIP 2/19/08	38,400	67,200	96,000
	LT$ 2/19/08 (2)	35,000	70,000	140,000
	RSA 2/19/08							7,875			25,868
	OPT 2/19/08								24,000	13.17	10,655

Alice A. Cobb	OIP 2/19/08	23,360	40,880	58,400
	LT$ 2/19/08 (2)	25,000	50,000	100,000
	RSA 2/19/08							6,375			72,630
	OPT 2/19/08								18,000	13.17	7,991

Patrick T. Ortiz	OIP 2/19/08	17,152	30,016	42,880
	LT$ 2/19/08 (2)	25,000	50,000	100,000
	RSA 2/19/08							6,375			72,630
	OPT 2/19/08								18,000	13.17	7,991

(1)

Represents the grant date fair value of the award determined in accordance with SFAS 123R. Grant date fair value for the restricted stock rights awards is based on the grant date fair value of the underlying shares of our common stock. Grant date fair value of the options is based on a Black-Scholes option pricing model for use in valuing executive stock options. The actual value, if any, that a NEO may realize upon exercise of options will depend on the excess of the stock price over the base value on the date of exercise, so there is no assurance that the value realized by a NEO will be at or near the value estimated by the Black-Scholes model. The assumptions used in determining the grant date fair values of these awards are set forth in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008, and incorporated by reference into this proxy statement.

(2)

The LT$ program was terminated with respect to all outstanding performance periods under the plan, effective as of December 31, 2008. No future awards will be made under the LT$program, and no payments will be made in connection with the LT$awards disclosed in the above table.

Outstanding Equity Awards

The following table includes certain information with respect to the value at December 31, 2008 of all unexercised options previously awarded to our NEOs from 2002 to 2008 under the PEP and granted prior to 2001 under the PSP, which expired in 2000.  All options granted under the PSP have vested.  The exercise price of stock options granted under both the PEP and the PSP is the closing market price on the NYSE on the date of the grant.  In addition, the table includes information with respect to unvested restricted stock rights granted under the PEP.  All stock options and restricted stock rights granted under the PEP vest in three equal annual installments beginning on the first anniversary of the grant.  Stock options expire if not exercised within 10 years of the grant date.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That have Not Vested ($)
J. E. Sterba	12/10/00 02/18/02 02/17/03 02/16/04 05/17/05 02/13/06 02/16/07 02/19/08 02/19/08	187,500 90,000 145,000 42,600 67,500 44,956 22,478 — —	— — — — — 22,544 45,022 67,500 16,875		16.20 17.17 13.03 20.84 27.52 24.06 30.50 13.17 13.17	12/10/10 02/18/12 02/17/13 02/16/14 05/17/15 02/13/16 02/16/17 02/19/18 02/19/18	— — — — — 10,020 20,010 30,000 7,500	— — — — — 101,002 201,701 302,400 75,600	— — — — — — — — —	— — — — — — — — —

P. K. Collawn	08/17/07 02/19/08 02/19/08 08/14/08	1,332 — — —	2,668 20,000 4,000 4,000		23.90 13.17 13.17 10.56	08/17/17 02/19/18 02/19/18 08/14/18	2,668 6,500 1,375 4,000	26,893 65,520 13,860 40,320	— — — —	— — — —

C. N. Eldred	02/13/06 02/16/07 02/19/08 02/19/08	4,662 4,662 — —	4,676 9,338 20,000 4,000		24.06 30.50 13.17 13.17	02/13/16 02/16/17 02/19/18 02/19/18	1,670 3,335 6,500 1,375	16,834 33,617 65,520 13,860	— — — —	— — — —

A. A. Cobb	05/17/05 02/13/06 02/16/07 02/19/08 02/19/08	4,676 4,662 4,662 — —	— 4,676 9,338 14,000 4,000		27.52 24.06 30.50 13.17 13.17	05/17/15 02/13/16 02/16/17 02/19/18 02/19/18	— 1,670 3,335 5,000 1,375	— 16,834 33,617 50,400 13,860	— — — —	— — — — —

P. T. Ortiz	02/16/04 05/17/05 02/13/06 02/16/07 02/19/08 02/19/08	3,051 14,000 9,324 4,662 — —	— — 4,676 9,338 14,000 4,000		20.84 27.52 24.06 30.50 13.17 13.17	02/16/14 05/17/15 02/13/16 02/16/17 02/19/18 02/19/18	— — 1,670 3,335 5,000 1,375	— — 16,834 33,617 50,400 13,860	— — — — — —	— — — — — —

(1)

Stock options vest over a three-year period. All outstanding unvested stock options shown with a grant date of February 13, 2006 vested on February 13, 2009. One-half of the unvested stock options shown with a grant date of February 16, 2007 vested on February 16, 2009, and the remaining half will vest on February 16, 2010. One-third of the unvested stock options shown with a grant date of February 19, 2008 vested on February 19, 2009, while one-third will vest on each of February 19, 2010 and 2011. One-half of the unvested stock options shown with a grant date of August 17, 2007 will vest on August 17, 2009, and the remaining half will vest on August 17, 2010. One-third of the unvested stock options shown with a grant date of August 14, 2008 will vest on August 14, 2009, and the remaining two-thirds will vest in equal amounts on August 14, 2010 and 2011.

(2)	No equity incentive options have been granted to date under the PEP.

(3)

Restricted stock awards vest over a three-year period. All remaining outstanding unvested restricted stock rights shown with a grant date of February 13, 2006 vested on February 13, 2009. One-half of the unvested restricted stock rights shown with a grant date of February 16, 2007 vested on February 16, 2009, and the remaining half will vest on February 16, 2010. One-third of the unvested restricted stock rights shown with a grant date of February 19, 2008 vested on February 19, 2009, while one-third will vest on each of February 19, 2010 and 2011. One-half of the unvested restricted stock rights shown with a grant date of August 17, 2007 will vest on August 17, 2009, and the remaining half will vest on August 17, 2010. One-third of the unvested restricted stock rights shown with a grant date of August 14, 2008 will vest on August 14, 2009, and the remaining two-thirds will vest in equal amounts on August 14, 2010 and 2011.

(4)	Based on closing price of $10.08 for our common stock, as quoted on the NYSE on December 31, 2008, the last trading day of fiscal year 2008.

(5)

The last award of incentive performance shares under the PEP was for the 2004-2006 performance period and those awards vested in 2006 and are included in column (e) for 2006 of the Summary Compensation Table above.

Option Exercises and Stock Vested Table

The following table includes certain information with respect to the exercise of outstanding vested options during 2008 by our NEOs and the vesting during 2008 of restricted stock rights held by our NEOs.  Options were awarded prior to 2001 under the PSP and in and after 2002 under the PEP.  No options or restricted stock rights granted under the PEP in 2008 were exercisable or vested, as applicable, in 2008.

OPTION EXERCISES AND STOCK VESTED DURING 2008

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($) (1)
Jeffry E. Sterba	—	—	30,000	408,596
Patricia K. Collawn	—	—	1,332	15,597
Charles N. Eldred	—	—	3,330	45,588
Alice A. Cobb	—	—	5,000	68,099
Patrick T. Ortiz	—	—	5,000	68,099

(1)

Amounts indicated are the aggregate dollar value realized upon the vesting of restricted stock rights awards based on the number of shares acquired on vesting multiplied by the market value on the vesting date. Market value is the closing price of the Company’s common stock on the NYSE.

Pension Benefits

Tax Qualified Retirement Plans Available to all Eligible Employees.  The retirement benefits under the tax-qualified plans for NEOs are the same as those available for other eligible employees.  The RSP is a 401(k) plan that allows before-tax and after-tax contributions by employees and company matching and age-based contributions.  The age-based contributions provide for varying contribution rates, from 3% to 10%, depending on the employee’s age, with the highest contribution rates applying to older employees.  Employees direct their own investments in the RSP.  Effective April 1, 2008, we implemented a Roth 401(k) feature, which allows participants to make post-tax contributions that do not reduce the participant’s current taxable income.  Withdrawals and other distributions from the Roth 401(k) feature are generally tax-free.

We make our age-based contributions regardless of whether the employee defers compensation into the RSP.  All our contributions to the RSP are in cash, not shares of common stock.  Participants may invest in shares of common stock by allocating up to 20% of their respective RSP account balances into a company stock fund, one of seventeen investment options under the RSP.  All contributions made under the RSP vest immediately.

The RSP results in individual participant balances that reflect a combination of: (1) the employee deferring a portion of cash compensation; (2) annual matching contributions made on behalf of the employee; (3) the age-based contributions on behalf of the employee in an amount ranging from 3% to 10% of eligible compensation; (4) the annual contributions and deferred amounts being invested at the direction of the employee (the same investment choices are available to all participants); and (5), as in (4), the continuing reinvestment of the investment returns until the accounts are paid out.  This means that similarly situated employees, including our NEOs, may have materially different account balances because of a combination of factors, including the number of years they have participated in the plan, the amount of money contributed, or compensation deferred, at the election of the participant from year to year, and the investments chosen by the participant.  The RSP does not guarantee minimum returns or above-market returns and a participant’s returns are dependent upon actual investment results.

The ERP is a non-contributory defined benefit pension plan.  The ERP provides retirement income based on the employee’s highest three-year average pay as of 1997, Social Security covered compensation, and length of service upon separation.  Compensation consists of base salary and includes any amount voluntarily deferred under the RSP.  Generally, compensation for these purposes does not include bonuses, payments for accrued vacation or overtime pay.

The maximum number of years generally taken into account for purposes of calculating benefits is 32½.  Under limited circumstances, an employee working beyond age 62 could earn an additional 3% retirement benefit.  Service begins accumulating from the date of hire and vesting occurs after five years of total service.

The ERP was closed to employees hired on or after January 1, 1998.  Prior to January 1, 1998, employees who had at least one year of service and who had attained the age of 21 were eligible to become participants.  The ERP was amended as of January 1, 1998 to limit a participant’s credited service to the credited service earned as of December 31, 1997, plus a limited amount of future service.  The amount of credited service after December 31, 1997 is based on the participant’s age and years of credited service as of December 31, 1997, but all credited service accruals ceased as of January 1, 2008.  Participants in the ERP continue to accrue “total service,” which is the service measure used for purposes of determining a participant’s vesting and eligibility for early and other retirement benefits.  A participant’s earnings used for ERP benefit calculations were frozen as of December 31, 1997.

Supplemental Employee Retirement Agreements.  In 2000, our subsidiary, PNM, entered into separate supplemental employee retirement agreements or SERPs with Messrs. Sterba and Ortiz.  Messrs. Sterba’s and Ortiz’s SERPs provide them with a supplemental retirement benefit calculated, generally, using the ERP benefit formula, but disregarding certain limitations imposed by the Tax Code on the amount of compensation that may be considered in calculating an ERP benefit and the maximum benefit that may be provided under the ERP.  The benefits under each SERP are reduced by the benefits actually due under the ERP.

Under his SERP, Mr. Sterba is treated as having 30 years of credited service since he remained employed until February 28, 2005.  (Mr. Sterba had 22 years of credited service under the ERP as of January 1, 1999, his end date for accruing such ERP credited service).  Mr. Sterba’s SERP also provides for payment of an enhanced lump sum severance payment equal to 16 months of base salary plus one additional week of base salary for each year of service credited to him under his SERP, in lieu of lump sum severance payment otherwise payable under the Severance Plan, discussed below under “Payments Made Upon a Change in Control”.  PNM awarded Mr. Sterba these SERP benefits in 2000 as part of his agreement to return to PNM as CEO and as an incentive to retain Mr. Sterba’s services during the key years following our transition to a holding company structure and implementation of our related business plan.  Mr. Sterba’s SERP was amended on December 18, 2008 to comply with the requirements of Section 409A of the Tax Code.  In 2003, we provided additional benefits to Mr. Sterba pursuant to a Retention Agreement discussed above on page 45.

Mr. Ortiz’s SERP provides that he has 10 years of credited service as of January 1, 2000 and earns two years of credited service for each year of continuous employment for the years 2000 through 2009.  Accordingly, if Mr. Ortiz remains employed by us through December 31, 2009, he will have 18.33 years of actual service, but be treated as having 30 years of credited service (8.33 years under the ERP as of January 1, 2000 and an additional 21.67 years under his SERP).  If Mr. Ortiz is terminated for cause, he will receive no additional service credit for purposes of the SERP.  If Mr. Ortiz is terminated by us for any other reason, or is constructively terminated, Mr. Ortiz’s SERP also provides for payment of an enhanced lump sum severance payment equal to 14 months of base salary plus one additional week of base salary for each year of service credited to him under his SERP, in lieu of the lump sum severance payment otherwise payable under the Severance Plan.  PNM awarded Mr. Ortiz these SERP benefits in 2000, including the significant additional service credits if he remains employed through 2009, because of the value to us of retaining Mr. Ortiz’ services during the transition to our holding company structure and implementation of our related business plan and regulatory compliance.  Mr. Ortiz’s SERP was amended on October 20, 2008 to comply with the requirements of Section 409A of the Tax Code.

We do not have in place a formal policy for granting extra service credits for purposes of the applicable benefit plans.  Nevertheless, in 2000, PNM provided the extra service credits to Messrs. Sterba and Ortiz when negotiating the terms of their respective SERPs.  The resulting extra retirement income benefits provided under these SERPs (based on their respective 1997 salary levels) do have the effect of reducing the amount of our supplemental target contributions to their respective ESP II accounts, discussed below under the heading “Non-Tax Qualified Retirement Plans”.

The table below shows the actuarial present value of accumulated benefits payable to each of the NEOs who are participants under the ERP using interest rate and mortality rate assumptions consistent with those used in our financial statements.  See Note 12 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 regarding certain assumptions underlying ERP benefits.

PENSION BENEFITS 2008

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
J. E. Sterba (1)	ERP	27.33	$964,952	—
	Additional SERP benefits	30.00	$213,476
P. K. Collawn	—	—	—	—
C. N. Eldred	—	—	—	—
A. A. Cobb	—	—	—	—
P. T. Ortiz (2)	ERP	8.33	$145,936	—
	Additional SERP benefits	28.00	$344,411	—

(1)

Mr. Sterba had 27.33 years of credited service as of January 1, 2000, the end date for accruing credited service under the frozen ERP, but is treated as having 30 years of credited service under his SERP since he remained employed until February 28, 2005. The present value of his pension benefits under the ERP, as supplemented by the SERP, totals $1,178,428.

(2)

Mr. Ortiz had 8.33 years of credited service as of January 1, 2000, the end date for accruing credited service under the frozen ERP, but is treated as having 28 years of service under his SERP as of December 31, 2008. Thus, the present value of Mr. Ortiz’ pension benefits under the ERP, as supplemented by the SERP, totals $490,347.

Nonqualified Deferred Compensation

Non-Tax-Qualified Retirement Plans.  The Tax Code imposes a limitation on the amount of compensation that can be considered when determining the amount of the matching contributions and age-based contributions to the RSP.  The Tax Code also limits the maximum amount that can be contributed by any participant and the maximum amount of participant contributions, employer contributions and other amounts that can be allocated to any participant’s account.

We adopted the ESP in 1988 to address these Tax Code limitations.  The ESP is a non-qualified deferred compensation plan that provides executive officers with an opportunity to supplement their retirement savings and to receive the full employer contributions that would be available in the absence of the limitations imposed by the Tax

Code.  We froze the ESP in December 2004 when the Compensation Committee recommended, and the Board adopted, the ESP II, a non-qualified supplemental deferred compensation plan.  Effective as of December 17, 2008, the ESP was merged into the ESP II and the provisions of the ESP II govern the rights of participants and beneficiaries in the ESP.  Executive officers may elect to defer eligible compensation into the ESP II.  The ESP II runs side-by-side with the RSP.  A participant may make before-tax deferrals to the ESP II up to 100% of eligible compensation.  We make a matching contribution equal to 75% of the first 6% of eligible compensation deferred.  Additionally, when a participant reaches the annual compensation limit under the Tax Code in the RSP ($230,000 in 2008 and $245,000 in 2009), our age-based contribution continues to the ESP II.  Certain participants (including the NEOs) also receive a supplemental target contribution in the ESP II.  In general, these contributions have been set to achieve competitive replacement ratios of between 40% to 60% of pre-retirement income depending on years of service and age at retirement.  These contributions are individually scheduled, actuarially-calculated contributions designed to reach target replacement ratios at an age 65 retirement.  The 2008 supplemental target contributions for the NEOs are set forth in footnote 2 to the Nonqualified Deferred Compensation Table below.

Upon enrollment, participants make an election regarding the form of their distribution.  They may elect to receive benefits in a lump sum, installments or an annuity.  Participants also may elect to have the portion of their account that is hypothetically invested in a company stock fund distributed in shares of our common stock in lieu of cash.  Participants become entitled to a distribution under the ESP II upon their termination of employment, disability or upon a specified date elected by the participant, subject to the requirements of Section 409A of the Tax Code.  ESP II amounts are subject to the same vesting and investment provisions as under the RSP, with the exception of the supplemental credit account under the ESP II, which has a two-year vesting requirement.  Participants’ accounts in the ESP II are our unfunded obligations, including the increases and decreases based on “investment” of the balances reflected as hypothetical returns equal to the actual returns of investments designated by a participant or us.

Participants hypothetically invest their deferrals and employer contributions in the ESP II in the same investment options as are available under the RSP.  Participants may change their investment selections on a daily basis.  The table below shows the funds available under the RSP and their annual rate of return for the calendar year ended December 31, 2008, as reported by the administrator of the RSP.

Name of Fund	Rate of Return
Vanguard Prime Money Market Fund	2.77%
Vanguard Retirement Savings Trust	4.28%
PIMCO Total Return Admin	4.60%
Vanguard Wellington Fund Investor Shares	(22.30)%
Vanguard 500 Index Fund Investor Shares	(37.02)%
Vanguard Windsor II Fund Investor Shares	(36.70)%
Vanguard PRIMECAP Fund Investor Shares	(32.41)%
Vanguard Explorer Fund Investor Shares	(40.40)%
RS Partners	(38.63)%
American Funds EuroPacific R5	(40.38)%
PNM Resources Stock Fund	(50.24)%
Vanguard Target Retirement 2005	(15.82)%
Vanguard Target Retirement 2015	(24.06)%
Vanguard Target Retirement 2025	(30.05)%
Vanguard Target Retirement 2035	(34.66)%
Vanguard Target Retirement 2045	(34.56)%
Vanguard Target Retirement Income	(10.93)%

All of our NEOs participated in the ESP II in 2008.  Unless the NEO elects to receive all or a portion of his or her accounts on a specified date while the NEO is employed by us, benefits payable under the ESP II will be paid within 90 days of the NEO’s termination of employment or disability, subject to the requirements of Section 409A of the Tax Code.  In 2008, participants were permitted to file a new distribution election form in which the participants were permitted to change the time or form of payment under the ESP II, provided that the election change applied only to amounts that would be payable in 2009 or later, and provided further that the election change did not cause an amount to be paid in 2008 that would not otherwise be paid in 2008.

Effective for calendar years beginning in 2009, NEOs were required to elect between participating in the ESP II or in the After-Tax Plan (but not both).

NONQUALIFIED DEFERRED COMPENSATION 2008

A	B	C	D	E	F
Name	Executive Contributions in Last Fiscal Year (2008) ($) (1)	Company Contributions in Last Fiscal Year (2008) ($) (2)	Aggregate Earnings In Last Fiscal Year (2008) ($) (3)	Aggregate Withdrawals/ Distributions ($) (4)	Aggregate Balance At Last Fiscal Year End (2008) ($) (5)
Jeffry E. Sterba ESP II	70,650	290,325	(727,741)	—	2,022,036
Patricia K. Collawn ESP II	26,400	469,156	(179,878)	—	746,027
Charles N. Eldred ESP II	32,000	112,408	(128,421)	—	341,161
Alice A. Cobb ESP II	17,520	132,940	(152,730)	—	613,500
Patrick T. Ortiz ESP II	26,800	57,860	(107,329)	—	553,855

(1)      All amounts are included as a component of “Salary” in column (c) of the Summary Compensation Table in this proxy statement.

(2)      All amounts are included as a component of “All Other Compensation” in column (i) of the Summary Compensation Table in this proxy statement and consist of the following 2008 Company Contribution to the ESP II:

Name	Matching ($)	Age Based ($)	Supplemental ($)
J.E. Sterba	35,325	44,400	210,600
P. K. Collawn	19,800	14,631	434,725
C. N. Eldred	18,000	13,908	80,500
A. A. Cobb	13,140	6,200	113,600
P. T. Ortiz	12,060	3,800	42,000

(3)      The Summary Compensation Table in proxy statements for fiscal years prior to 2006 reported the amount of Company contributions for the corresponding prior fiscal year in the column titled “All Other Compensation”.

(4)      The following amounts were distributed from the ESP II plan between January 1, 2009 and March 30, 2009 pursuant to one-time participant distribution elections:

Aggregate
Name	Withdrawals/Distributions
J.E. Sterba	$821,224
P. K. Collawn	$164,474
C. N. Eldred	$291,702
A. A. Cobb	$590,512
P. T. Ortiz	—

(5)      The ESP II amounts above also include amounts previously allocated to the ESP for Mr. Sterba, Ms. Cobb and Mr. Ortiz.

Potential Payments Upon Termination or Change in Control

The tables below illustrate the amounts payable to each of our NEOs in the event of a termination of his or her employment, whether voluntary or involuntary including in connection with his or her retirement, death or disability, or termination following a change in control.  The amounts shown (1) assume a termination effective as of December 31, 2008, (2) are based on the closing market price of our common stock on December 31, 2008 (i.e., $10.08), and (3) are estimates of the amounts that would be paid to each NEO based upon the amounts earned through the end of 2008.  The precise amount actually due to any NEO upon his or her termination can only be determined at the time of the termination.

Payments Made Upon Termination.  If a NEO’s employment terminates for any reason, he or she is entitled to receive amounts earned during his or her term of employment.  Such amounts include:

•                  base salary through the date of termination;

•                  accrued but unused paid time off;

•                  amounts contributed by the NEO and vested amounts contributed by the Company under the ESP II; and

•                  stock options and restricted stock rights awards that have vested as of the termination date (unless the NEO is terminated for “cause,” in which case these vested stock options and restricted stock rights awards are forfeited).

In addition to the amounts described above, under Mr. Sterba’s Retention Agreement, if Mr. Sterba’s employment as our CEO is terminated before March 1, 2010 by us without “cause” (as defined in the Retention Agreement) or by him because of a constructive termination, he is eligible to receive a retention bonus of $1.6 million.  He also is entitled to receive the retention bonus if he dies or becomes disabled prior to March 1, 2010.  The bonus generally is payable within 30 days of his termination of employment or disability.  If Mr. Sterba remains employed as our CEO as of March 1, 2010, he will be paid the bonus in two equal installments on March 1, 2010 and March 1, 2011.

Additional Payments Made Upon Retirement.  In addition to the amounts described above, upon a NEO’s termination of employment because of retirement (at the age of 59½ or upon the occurrence of certain conditions as defined in the relevant plan), all of his or her outstanding non-vested stock options granted under the PEP will immediately vest.  All of such retiring NEO’s restricted stock rights awards with service-based restrictions, and a pro rata portion of his or her restricted stock rights awards with performance-based restrictions, granted under the PEP, will also immediately vest.  Messrs. Sterba and Ortiz and Ms. Cobb are currently retirement-eligible under the PEP.  In addition, Messrs. Sterba and Ortiz are entitled to receive benefits upon retirement under their respective SERP Agreements, as described above under the heading “Supplemental Employee Retirement Agreements” on page 53.

Additional Payments Made Upon Death or Disability.  In addition to the amounts described above, if a NEO dies or becomes disabled, he or she will receive payments under our basic and supplemental life and accidental death and dismemberment and disability programs.

Severance Payments.  In addition to the amounts described above, if we terminate the employment of a NEO (other than Messrs. Sterba and Ortiz) because we eliminate his or her position, the tables below reflect amounts payable under our Severance Plan.  This plan covers all non-union employees (including our NEOs) who satisfy the Plan’s service requirement and whose positions are eliminated.  Members of the officer group (which includes all NEOs) are eligible, upon signing a release agreement, for a lump-sum severance payment equal to 14 months of base salary plus one additional week of base salary for each year of service.  Members of the officer group are also eligible to receive reimbursement for placement assistance expenses (up to 5% of base salary), continuation of certain insurance coverages, and health care benefits for up to 12 months.  If an individual receives benefits under the Retention Plan discussed below, severance benefits are not available under the Severance Plan.

In addition to the amounts described above, if we terminate either of Messrs. Sterba’s or Ortiz’s employment other than for “cause” or as a result of a “change in control”, or if either constructively terminates his employment, he is entitled to the special lump sum severance payment payable under his respective SERP Agreement in lieu of the cash payment under the Severance Plan.

Payments Made Upon a Change in Control.  In addition to the amounts described above (other than the severance pay), if a NEO’s employment is terminated in connection with a change in control, either by us without cause, or by the NEO due to a constructive termination, the NEO will receive additional payments and benefits under the Retention Plan, which covers all of our NEOs.  The Retention Plan provides special severance benefits if an officer is terminated within 24 months following a change in control.  Benefits are only payable if the officer is not retained or immediately re-employed by the successor company following a change in control and if the termination is (1) for reasons other than cause, death or disability or (2) by the officer due to constructive termination.  In addition, the officer must sign a release agreement to receive benefits.  The benefits include:

•                  a lump-sum severance payment equal to three times current base compensation;

•                  a pro rata award of the officer’s highest target incentive under the OIP in effect during the 24 months following the change in control;

•                  health, life, and accidental death and dismemberment insurance benefits that are substantially similar to those received by the officer immediately prior to termination of employment for a period of 30 months;

•                  supplemental retirement benefits for the NEOs as follows:

•                  the cash equivalent of the difference between the following two amounts, each calculated based on the participant’s age as of his or her separation from service: (i) the present value of the early or normal retirement benefit the participant would receive under the ERP if the participant had continued in employment for three additional years and then terminated employment and began receiving benefits immediately or as soon as possible as prescribed by the ERP, and (ii) the present value of the early or normal retirement benefit the participant is actually entitled to under the ERP assuming immediate termination of employment and benefit commencement as soon as possible thereafter as prescribed by the ERP; and

•                  the cash equivalent of our contributions to the participant’s RSP account in the amount of 7.5% of eligible compensation times the period which corresponds to the number of years equal to the multiplier used to calculate severance pay under the plan.

•                  three years of additional service credit for purposes of participation in the retiree benefit plan;

•                  reimbursement of reasonable legal fees and expenses incurred as a result of termination of employment; and

•                  a lump sum tax gross-up payment for excise taxes such that if an officer receives any payment due to a change in control that is subject to the excise tax provided in Section 4999 of the Tax Code, then the officer will be reimbursed in an amount equal to that which places the officer in the same after-tax position as if no excise tax had been imposed.  This gross-up benefit has been in place since 2003.

We also sponsor certain other plans in which the NEOs participate that contain provisions that are triggered by a change in control.  These include, for example, the ESP II which provides for additional company matching, standard and supplemental credits under ESP II equal to three times the matching, standard and supplemental credits under the ESP II that were allocated to the participant in the prior plan year and the PEP, which provides for immediate vesting of outstanding equity awards upon eligible termination due to a change in control.  In addition, the annual short-term cash officer incentive plans typically provide that the participants are entitled to a pro-rata award equal to 50% of the maximum award available under the plan in the event of a change of control.  The long-term incentive plan also provides that each NEO will receive a pro-rata award for the number of months of service during the performance period prior to the change in control event.

Under Mr. Ortiz’s SERP, if his employment is terminated as a result of a change in control, he is also entitled to the supplemental retirement benefit provided under his SERP in lieu of the supplemental retirement benefit provided under the Retention Plan.  Effective as of January 1, 2009, Mr. Ortiz’s SERP was amended to provide him with the greater of the supplemental retirement benefit provided under the Retention Plan or his SERP.

Upon a change in control, all outstanding, unvested stock option awards and, either all restricted stock rights awards with service-based restrictions or a pro rata portion of restricted stock rights awards with performance-based restrictions, granted under the PEP will fully vest.

A summary of the material provisions of the definition of “Change in Control” contained in the Retention Plan and related plans are as follows:

1)              subject to certain exceptions, any person becomes the beneficial owner of 20% or more of the Company’s common stock;

2)              during any consecutive two-year period, the following individuals cease, for any reason, to constitute a majority of the Board (i) directors who were directors at the beginning of the two year period and (ii) any new directors whose election by the Board or nomination for election by our shareholders was approved by a vote of at least 2/3 of the directors then still in office who either were elected at the beginning of the two year period or whose election or nomination for election was previously so approved, but not including any such new directors designated by a person who entered into an agreement with the Company to effect a transaction described in parts (1), (3) or (4) of this definition summary;

3)              the shareholders approve a merger or consolidation with another company, corporation or subsidiary that is not affiliated with us immediately before the Change In Control, unless the merger or consolidation results in the Company’s voting securities outstanding immediately before the merger or consolidation continuing to represent at least 60% of the Company’s combined voting power or such surviving entity outstanding immediately after such merger or consolidation; or

4)              the adoption of a plan of complete liquidation of the Company or any agreement for the sale or disposition of all or substantially all of the Company’s assets.

No Change in Control will be deemed to have occurred until all required regulatory approvals are obtained and the transaction that would otherwise be considered to be a Change in Control closes.

The following table summarizes the value of the termination payments and benefits that Messrs. Sterba and Ortiz, each of whom has a SERP agreement with us, would receive if they had terminated employment on December 31, 2008, under the circumstances shown.  The tables exclude (1) amounts accrued through December 31, 2008, that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (2) vested account balances under the RSP, which are generally available to all of our salaried domestic employees.

Benefits and Payments	Name	Voluntary Termination by Executive	Termination without Cause or Constructive Termination (1)	Termination for Cause	Disability	Death	Constructive or without Cause Termination due to Change in Control (2)	Retirement or Impaction (3)
Short-Term Incentive Compensation:	J. Sterba	—	—	—	—	—	—	—
OIP (4)	P. Ortiz	—	—	—	40,000	40,000	40,000	40,000

Long-Term Incentive Compensation:	J. Sterba	—	—	—	—	—	—	—
Stock Options (5)	P. Ortiz	—	—	—	—	—	—	—

Restricted Stock Units	J. Sterba	—	—	—	680,703	680,703	680,703	680,703
	P. Ortiz	—	—	—	114,711	114,711	114,711	114,711

Other Benefits: ESP II Plan	J. Sterba P.	1,670,918	1,670,918	1,670,918	2,022,036	2,022,036	2,022,036	2.022,036
Balances (6)	Ortiz	553,855	553,855	553,855	553,855	553,855	553,855	553,855

Cash Equivalent – ESP II	J. Sterba	—	—	—	—	—	870,975	—
Contributions	P. Ortiz	—	—	—	—	—	173,580	—

SERP	J. Sterba	213,476	213,476	213,476	213,476	213,476	213,476	213,476
	P. Ortiz	344,411	344,411	344,411	344,411	344,411	344,411	344,411

Health and Welfare Benefits	J. Sterba	—	—	—	—	—	81,510	9,891
	P. Ortiz	—	—	—	—	—	71,517	10,704

Cash Equiv-RSP	J. Sterba	—	—	—	—	—	51,750	—
	P. Ortiz	—	—	—	—	—	51,750	—

Cash Equiv – PV of Add’l Pension	J. Sterba	—	—	—	—	—	—	—
	P. Ortiz	—	—	—	—	—	23,617	—

Life Insurance	J. Sterba	—	—	—	—	1,400,000	—	—
Proceeds	P. Ortiz	—	—	—	—	1,000,000	—	—

Cash Severance	J. Sterba	—	—	—	—	—	4,710,000	1,557,369
	P. Ortiz	—	—	—	—	—	1,125,600	401,364

Excise Tax and	J. Sterba	—	—	—	—	—	—	—
Gross Up	P. Ortiz	—	—	—	—	—	—	—

Legal Fees (7)	J. Sterba	—	—	—	—	—	20,000	—
	P. Ortiz	—	—	—	—	—	20,000	—

Retention Bonus (8)	J. Sterba	—	1,951,118	—	1,600,000	1,600,000	1,600,000	1,600,000

TOTAL ($)	J. Sterba	1,884,394	3,835,512	1,884,394	4,516,215	5,916,215	10,240,987	6,083,475
	P. Ortiz	898,266	898,266	898,266	1,052,977	2,052,977	2,511,581	1,465,045

(1)          The term “Constructive Termination” is defined under Mr. Sterba’s and Mr. Ortiz’s SERP as (a) a reduction in base salary, (b) a reduction in title or a reassignment of duties that are inconsistent with the executive’s status or responsibilities immediately prior to the reassignment, or (c) in the case of Mr. Sterba’s SERP, a relocation of his principal office more than 70 miles from the current location, or (d) in the case of Mr. Ortiz’s SERP, a relocation of his principal office more than 70 miles from Santa Fe, New Mexico, or (e) in the case of Mr. Ortiz’s SERP, if he is required to relocate his residence from Santa Fe, New Mexico.  The term “Constructive Termination” is defined under Mr. Sterba’s Retention Agreement as a termination of employment within two years following the occurrence of one or more of the following events without Mr. Sterba’s consent:  (a) a material diminution in his compensation; (b) a material diminution of his authority, duties and responsibilities; (c) a material change in the geographic area of his principal office; or (d) any other action or inaction that constitutes a material breach by us of Mr. Sterba’s Retention Agreement.  Mr. Sterba must give us written notice that any of these events has occurred within 90 days following the initial occurrence of any of these events.  He also must give us 30 days following the receipt of such notice to correct the event.

(2)          The term “Constructive Termination” is defined under the Retention Plan as the occurrence of any of the following during the two year period following a change in control (the “Protection Period”):  (a) a reduction in the executive’s base salary, (b) a significant degradation in the executive’s employment status, duties or responsibilities as compared to the executive’s status, duties or responsibilities immediately prior to the Protection Period or a substantial adverse alteration in the nature or status of the executive’s responsibilities compared to those in effect before the Protection Period, (c) relocation of the executive’s principal office to a location more than 50 miles from the location during the Protection Period, (d) our failure to get a timely written agreement by any successor to assume and agree to perform our obligations under the Retention Plan, (e) a purported termination of the executive’s employment by us which is not effected by proper notice, or (f) the requirement that, for continued employment with us, the executive maintains a residence located more than 50 miles from the executive’s residence during the Protection Period.  The executive’s continued employment for a period exceeding 60 days following an event that constitutes Constructive Termination constitutes the executive’s consent to or waiver of rights with respect to such Constructive Termination event.

(3)          Under the PEP, “Retirement” is defined as termination of employment and attainment of (a) age 45 and 20 years of service, (b) age 55 and 10 years of service, (c) age 59½, or (d) any age and 30 years of service and “Impaction” is defined as an involuntary termination due to elimination of job, position, department, work unit or general downsizing.  The cash severance reflected is payable only for impaction and is not payable in the event of retirement.

(4)          The amount represented is the amount payable under the 2008 OIP as set forth in column (g) of the Summary Compensation Table on page 48 and the related footnote thereto.

(5)          The amount represented is the value of unvested options that would become vested under certain termination events.  As of December 31, 2008, all unvested options were underwater and, therefore, the values reflected are $0.

(6)          The amount represented includes the employee’s own contributions, company contributions and earnings from investments.

(7)          Messrs. Sterba and Ortiz are both eligible for reimbursement of reasonable legal expenses under a termination for a change in control.  The amount reflected in the table is a reasonable estimate of the amount that may be reimbursable.

(8)          Mr. Sterba’s retention bonus consists of a lump sum of $1,600,000 payable in two equal installments on March 1, 2010 and on March 1, 2011, if Mr. Sterba remains employed by us through March 1, 2010.  If Mr. Sterba dies, becomes disabled or his employment with us is terminated prior to March 1, 2010 without cause or constructive termination, the bonus is payable in one payment generally within 30 days of Mr. Sterba’s termination.  The amount reflected includes the value of unvested contributions made to the ESP II as of December 31, 2008.

The following table summarizes the value of the termination payments and benefits that Ms. Collawn, Mr. Eldred, and Ms. Cobb would receive if they had terminated employment on December 31, 2008, under the circumstances shown.  The tables exclude (1) amounts accrued through December 31, 2008, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and (2) vested account balances under the RSP, which are generally available to all of our salaried domestic employees.

Benefits and Payments	Name	Voluntary Termination by Executive	Termination without Cause or Constructive Termination (1)	Termination for Cause	Disability	Death	Constructive or without Cause Termination due to Change in Control	Retirement or Impaction (2)
Short-Term Incentive Compensation: OIP (3)	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	— 60,000 50,000	— 60,000 50,000	— 60,000 50,000	— 60,000 50,000

Long-Term Incentive Compensation: Stock Options (4)	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	— — —	— — —	— — —	— — —

Restricted Stock Units	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	146,593 129,831 114,711	146,593 129,832 114,711	146,593 129,831 114,711	146,593 129,831 114,711

Other Benefits: ESP II Plan Balances (6)	P.K. Collawn C. N. Eldred A. A. Cobb	124,355 341,161 613,500	124,355 341,161 613,500	124,355 341,161 613,500	746,327 341,161 613,500	746,327 341,161 613,500	746,327 341,161 613,500	746,327 341,161 613,500

Cash Equivalent — ESP II Contributions	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	— — —	— — —	219,462 338,423 398,820	— — —

Cash Equivalent — RSP	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	— — —	— — —	51,750 51,750 51,750	— — —

Health and Welfare Benefits	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	— — —	— — —	28,134 59,211 55,385	7,841 9,951 7,997

Life Insurance Proceeds	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	— — —	1,000,000 1,000,000 1,000,000	— — —	— — —

Cash Severance	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	— — —	— — —	2,112,000 1,920,000 1,314,000	526,199 489,436 381,884

Excise Tax and Gross Up	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	— — —	— — —	1,220,967 1,009,793 682,422	— — —

Legal Fees (7)	P.K. Collawn C. N. Eldred A. A. Cobb	— — —	— — —	— — —	— — —	— — —	20,000 20,000 20,000	— — —

TOTAL ($)	P.K. Collawn C. N. Eldred A. A. Cobb	124,355 341,161 613,500	124,355 341,161 613,500	124,355 341,161 613,500	892,920 530,992 778,211	1,892,920 1,530,992 1,778,211	4,661,425 3,924,393 3,294,689	1,426,960 1,030,379 1,168,092

(1)         The term “Constructive Termination” is defined under the Retention Plan as the occurrence of any of the following during the two year period following a change in control (the “Protection Period”): (a) a reduction in the executive’s base salary, (b) a significant degradation in the executive’s employment status, duties or responsibilities as compared to the executive’s status, duties or responsibilities immediately prior to the Protection Period or a substantial adverse alteration in the nature or status of the executive’s responsibilities compared to those in effect before the Protection Period, (c) relocation of the executive’s principal office to a location more than 50 miles from the location during the Protection Period, (d) our failure to get a timely written agreement by any successor to assume and agree to perform our obligations under the Retention Plan, (e) a purported termination of the executive’s employment by us which is not effected by proper notice, or (f) the requirement that, for continued employment with us, the executive maintains a residence located more than 50 miles from the executive’s residence during the Protection Period.  The executive’s continued employment for a period exceeding 60 days following an event that constitutes Constructive Termination constitutes the executive’s consent to or waiver of rights with respect to such Constructive Termination event.

(2)         “Impaction” is defined under our Severance Plan as the elimination of an executive’s position by us after the executive receives notice from us stating that the executive’s position has been eliminated and the executive’s termination of employment as a result of such elimination.  Under the PEP, “Retirement” is defined as termination of employment and attainment of (a) age 45 and 20 years of service, (b) age 55 and 10 years of service, (c) age 59½, or (d) any age and 30 years of service and Impaction is defined as an involuntary termination due to elimination of job, position, department, work unit or general downsizing.  The cash severance reflected is payable only for impaction and is not payable in the event of retirement.

(3)         The amount represented is the amount payable under the 2008 OIP as set forth in column (g) of the Summary Compensation Table on page 48 and the related footnote thereto.

(4)         The amount represented is the value of unvested options that would become vested under certain termination events.  As of December 31, 2008, all unvested options were underwater and, therefore, the values reflected are $0.

(5)         The amount represented is an estimate at target performance and would be payable, if at all, only upon achievement of the applicable targets, and following the completion of the applicable three-year performance period.  The amount payable for the 2006-2008 performance period is $0 due to performance.

(6)         The amount represented includes the employee’s own contributions, company contributions and earnings from investments.

(7)         The NEOs listed above are eligible for reimbursement of reasonable legal expenses under a termination for a change in control.  The amount reflected in the table is a reasonable estimate of the amount that may be reimbursable.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows the total number of outstanding options and shares available for future issuances of options and all other equity awards under all of our equity compensation plans as of December 31, 2008.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2008

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	3,921,533	20.47	1,883,860
Equity compensation plans not approved by security holders (ESP and ESP II)	110,025	10.08	27,475
Total	4,031,558	20.19	1,911,335

1,883,860 securities remain available for future issuance under the PEP.

Under the ESP and ESP II (as referenced under the caption “Non-Tax Qualified Retirement Plans” on page 54, a participant may choose to invest his or her accounts in one or more of several hypothetical investment funds, including the PNM Resources Stock Fund, which provides for returns based on a hypothetical investment in shares of common stock of PNM Resources.  A participant who chooses to invest in the PNM Resources Stock Fund may elect to settle that portion of his or her account in either common stock or cash.  As of December 31, 2008, a total of 137,500 shares of common stock were reserved by PNM Resources for issuance under the ESP II.  As of December 31, 2008, 110,025 shares of PNM Resources’ common stock were allocated to participants in ESP II and 27,475 shares remain available for issuance.  As explained on page 55, ESP merged into ESP II on December 17, 2008.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires PNM Resources’ executive officers and directors to file certain reports of ownership and changes in ownership with the SEC within two business days of a transaction.   On August 20, 2008, Joan B. Woodard purchased 1,000 shares of PNM Resources common stock.  Ms. Woodard followed proper procedures and received pre-clearance to execute this transaction.  However, reporting procedures related to the execution of the transaction were inadvertently delayed resulting in a late filing on August 25, 2008.  Otherwise, we believe that all executive officers’ and directors’ applicable filing requirements were met.

Annual Report and Other Matters

Pursuant to the Notice of Internet Availability of Proxy Materials mailed April 8, 2009, PNM Resources’ Summary Annual Report, along with a copy of the 2008 Annual Report on Form 10-K, was made available to shareholders beginning on April 8, 2009.  Copies of the Annual Report on Form 10-K are available without charge upon written request to Gina Jacobi, Director, Investor Relations, Alvarado Square, Mail Stop 2702, Albuquerque, New Mexico 87158, or electronically at http://www.pnmresources.com.  You may also obtain our SEC filings through the Internet at http://www.pnmresources.com or www.sec.gov.

Shareholder Proposals for the Year 2010 Annual Meeting

If you want PNM Resources to consider including a proposal in our proxy statement and form of proxy next year, you must submit the proposal to us in accordance with applicable rules of the SEC and Article I, Section 4(d) of our bylaws, and your proposal must be received at our principal executive offices no later than December 9, 2009.

If you intend to present a proposal at next year’s Annual Meeting but do not want the proposal to be included in our next year’s proxy statement and form of proxy, then you must submit the proposal to the Secretary of PNM Resources no later than January 8, 2010, in accordance with the requirements of Article I, Section 4(d) of our bylaws.

Shareholder proposals should be delivered to or mailed and received by us on or before the above dates addressed to:

Corporate Secretary

PNM Resources, Inc.

Alvarado Square, Mail Stop 2822

Albuquerque, NM 87158

If you would like a copy of the procedures for submitting shareholder proposals contained in our bylaws, please contact:

Assistant Corporate Secretary

PNM Resources, Inc.

Alvarado Square, Mail Stop 2850

Albuquerque, NM 87158

505-241-2205

For next year’s Annual Meeting of Shareholders, the persons appointed by the proxy to vote shareholders’ shares will vote those shares according to their judgment on any shareholder proposal that PNM Resources receives after January 8, 2010.

By Order of the Board of Directors,

Patrick T. Ortiz
Senior Vice President, General Counsel and Secretary

APPENDIX A

PNM RESOURCES, INC.

CORPORATE GOVERNANCE PRINCIPLES

Adopted:  October 7, 2003

(Amended:  December 8, 2008)

INTRODUCTION

The Board of Directors of PNM Resources, Inc. (“PNM Resources” or the “Company”) recognizes the importance of corporate governance to the proper management of the Company and has organized the various governance policies adopted and practiced over the years into this consolidated Corporate Governance Principles document so that investors, employees, customers, regulators and the community may be aware of the policies followed by the Company.  The Board has taken advantage of the opportunity to create this document to revisit its policies and modify or adapt them to the dynamic corporate governance environment globally. These principles have been approved by the full Board after analysis of the policy considerations for the principles.  The Board chose the practices, which it believes to be in the best interests of its investors.  Because the Board recognizes the on-going debate with regard to corporate governance practices, it has charged its Board Governance and Human Resources Committee (“BGHRC”) with reviewing the principles at least annually (or more often if necessary) and to recommend any necessary changes to the Board.

  I.           BOARD OF DIRECTORS: GENERAL

A.            Responsibilities

The primary responsibility of the Board is to oversee the management of the Company to optimize its long-term value for its shareholders.  The management of the Company is conducted on a daily basis under the direction of the Chief Executive Officer (“CEO”) selected by the Board.  The Board and management agree that shareholder value is optimized by operating the Company in an ethical and forthright manner and responsibly addressing the concerns of its various constituencies, including employees, customers, government officials, suppliers, the communities it serves and the public at large.  Board members oversee the management of the Company and advise and counsel the CEO and the executive management team relative to matters of policy, business affairs, and overall strategy. The Board seeks to assure that the Company’s business is conducted with the highest standards of ethical conduct and in conformity with applicable laws and regulations.  Except for matters requiring shareholder action, the Board is the ultimate decision-making body of the Company.  Among the Board’s most important responsibilities are the election, evaluation and compensation of the Company’s CEO and the other members of the executive management team.  In addition the Board oversees the process of succession planning for the CEO and other members of senior management; reviews, approves and monitors fundamental financial and business strategies and major corporate actions; assesses major risks facing the Company and reviews options for their mitigation; assures processes are in place for sustaining the integrity of the Company including the integrity of its financial statements, its compliance with law and its Code of Conduct and its relationships with customers, regulators, other government officials, employees and its other constituencies.

The Board reviews and discusses reports by management on the Company’s performance, its plans and prospects and immediate issues facing the Company.  In accordance with the Company’s Bylaws, the Board determines the requirements for service as a director and the fees for the Board.  Directors will act with integrity and demonstrate a commitment to the Company and its strategies, and to building shareholder value.  Although the Board exercises vigorous and diligent oversight over the Company’s affairs, it does not perform or duplicate the role of management, which is to operate the Company on a daily basis.

B.            Board Meetings, Materials and Information

The number of scheduled Board meetings will vary with circumstances; however, a minimum of five meetings are held annually.  Special meetings are called as necessary in accordance with the Company’s Bylaws.  Directors are responsible for attending all meetings and for reviewing materials provided in advance of each meeting.  Meeting materials are distributed sufficiently in advance of the meeting to allow for prior review.  For Regular Meetings of the Board, meeting materials are generally distributed the week prior to the meeting.  Directors are expected to actively participate in Board and committee meetings. In addition, the Board has access to the Company Intranet for timely news and information, in addition to receiving monthly performance reports and other information from the Company that is helpful in the performance of directors’ responsibilities.  The CEO also uses a dedicated message line to communicate urgent or critical information to the Board. The Chairman of the Board determines Board agendas, with input from Directors and other members of executive management.  At the December Board meeting, Committees and the Board review and approve a schedule of key issues to be addressed during the course of the next calendar year to be aligned with the respective Committee Charters.

C.            Board Size

The Company’s Articles of Incorporation require the Board to have between 5 and 12 members, with the exact number fixed by the Board.  The Board has determined that nine members is the appropriate size for the Company.  The Board will deviate from that number (within the limits established by the Articles) only to facilitate the orderly addition and development of new Board members to replace departing directors.

D.            Director Elections; Voting Requirements

Directors are elected to serve one-year terms.  In order to be elected, a director must receive the affirmative vote of a majority of the shares of the Company’s common stock represented at the meeting and entitled to vote on the election.  Abstentions by those represented at the meeting and entitled to vote have the effect of a vote against the nominee.  “Broker non-votes” are not counted.  Any nominee in an uncontested election who does not receive the affirmative vote of a majority of the shares represented at the meeting and entitled to vote must promptly submit his or her resignation for consideration by the BGHRC which shall make a recommendation to the full Board within a reasonable period of time.  A quorum for purposes of holding a valid meeting at which directors are elected is at least a majority of the Company’s outstanding common stock entitled to vote, represented at the meeting either in person or by proxy.   Directors added to the Board during the course of the year will stand for election at the next Annual Shareholders Meeting.

E.              Process for Director Nominations

The Board is responsible for recommending director nominees for election by the shareholders and for selecting directors to fill vacancies until voted upon by the shareholders.  The Board has delegated the director screening process to the BGHRC, which has the responsibility to recommend candidates to the Board.  The BGHRC will consider suggestions from current directors, officers and employees of the Company, shareholders, industry associations, special interest groups, recruiting firms, and others. Shareholders wishing to provide suggestions for nominees should submit their suggestions together with a description of the potential nominee’s qualifications, appropriate biographical information and signed consent to serve to Secretary, PNM Resources, Inc., Alvarado Square MS-2822, Albuquerque, New Mexico 87158.

F.              Nominations Policy

Corporate boards are confronted with a highly complex, ever-changing body of law governing their role to direct the management of corporations, which are affected by and responsible to an increasingly diverse and active set of constituencies. In order to represent the interests of shareholders, Directors must be aware of and understand the interests of institutional investors, pension fund managers, the communities in which the corporation operates, individual shareholders, customers, government officials and employees. In this context, an effective director search process begins with a careful evaluation of the Board’s needs and culture. By auditing itself for missing talents, future trends and strategic issues, the Board can make the new director search much more productive.

The Board of Directors recognizes that the contribution of the Board depends not only on the character and capabilities of the Directors individually, but also on their collective strengths. It further recognizes the importance of a well-balanced board, which reflects the interests of the Company’s shareholders, customers, employees, regulators and the communities it serves. It is the intent of this Board to fill vacancies by thoroughly reviewing the current strengths and weaknesses of the Board, the size of the Board, the potential future service of current members, and the diversity of the Board, including age, ethnicity, geographic representation, experience, and education. The Board recognizes the need to be flexible and responsive to the needs of all the Company’s constituencies in order to optimize the long-term value of the Company for its shareholders.

The BGHRC of the Board is responsible for seeking out possible candidates and otherwise aiding in attracting highly qualified candidates as Directors. In considering potential nominees for election, the Board will consider the attributes listed above, as well as any potential obligations (employment or otherwise), which could be considered a hindrance to the performance of the duties of a Director or a threat or opportunity to the Company.  The BGHRC has also developed detailed guidelines to facilitate the candidate search and nomination process.  In identifying possible candidates for the Board, the BGHRC will not consider persons who provide professional services for the Company such as legal counsel, investment bankers and accountants.

G.            General Board Attributes

Recognizing that the contribution of the Board will depend not only on the character and capabilities of the Directors taken individually but also on their collective strengths, the Board should be composed of:

(1)   Directors chosen with a view toward bringing to the Board a variety of experience and background relevant to the Company’s business;

(2)   Directors who will form a balanced core of business executives with varied expertise;

(3)   Directors who have substantial experience outside the business community — in the public, academic or scientific communities, for example;

(4)   Directors who will represent the balanced, best interests of the shareholders as a whole rather than special interest groups or constituencies; and

(5)   A majority of Directors who are not employees or former employees of the Company.

H.            Director Qualifications

In considering possible candidates for election as a Director, the Board is guided by the general board attributes described above and by the following:

(1)   Each Director should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others and exercise good judgment;

(2)   Each Director should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

(3)   Each Director should possess substantial and significant experience which would be of particular importance to the Company in the performance of the duties of a director;

(4)   Each Director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director; and

(5)   Each Director should have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency;

(6)   Each Director should have an equity ownership interest in the Company prior to commencing service on the Board. Each Director’s ownership interest should increase over time, consistent with the approved Director stock ownership guidelines.

I.                 Orientation for New Directors; Continuing Education

New Directors participate in an orientation program including visits to Company facilities and discussions with key executives.  New Directors are provided a Director Reference Manual during orientation.  Continuing education programs are recommended to the Directors, and Directors are encouraged to periodically attend director education programs.

J.              Board Evaluation

In assessing the strengths and weaknesses of the Board, an annual evaluation is performed to determine: (1) how well its members’ talents and expertise are suited to guiding the Company into the future; (2) areas of focus for development of current directors, potential future candidates, and the Board in general; (3) the effectiveness of Board processes in assisting the Directors in fulfilling their duties; and (4) in general to determine whether the Board and its committees are functioning effectively. The Board evaluation process includes individual Director evaluations.  The BGHRC administers the evaluation process and recommends the frequency and format of the individual Director evaluations.

K.            Limits on Number of Board Memberships

Service on other corporate boards often broadens and deepens the knowledge and experience of our directors.  In addition, officers of the Company who serve on other boards frequently gain valuable insight and experience, which proves beneficial to the Company.  However, service on too many boards can interfere with an individual’s ability to perform his or her responsibilities.  Before accepting an additional board position, a Director is expected to consult with the Chair of the BGHRC and the Chairman of the Board to determine whether or not a conflict of interest exists.  In addition, a Director will consider whether the acceptance of a new directorship would compromise his or her ability to perform present responsibilities.  No Director may serve on more than four boards of public companies.  No Director may serve on more than three audit committees of public companies.  An officer of the Company may not serve on a board of a public company without the prior approval of the Chief Executive Officer.

L.             Communication with the Board

Shareholders wishing to communicate with the Board, or with a specific director, may do so by writing to the Board, or to the particular director, and delivering the communication in person or mailing it to: Board of Directors, c/o Corporate Secretary, PNM Resources, Inc., Alvarado Square, MS-0806, Albuquerque, New Mexico 87158. All shareholder communications will be relayed to the Board of Directors or an appropriate committee of the Board.  If the shareholder desires to communicate a concern directly with the Board without initial review by the Corporate Secretary, the concern should be submitted in writing, in a sealed envelope addressed to the Board, in care of the Corporate Secretary, with a notation indicating that it is to be opened only by the Board.  The Corporate Secretary shall promptly forward the unopened envelope to the Board.  From time to time, the Board may change the process for shareholder communications with the Board or its members. Please refer to the Company’s website www.pnmresources.com for any changes in this process.

Shareholders and other interested parties wishing to communicate directly with the presiding director or with the non-management directors as a group may do so by writing to Presiding Director, c/o Corporate Secretary, PNM Resources, Inc., Alvarado Square, MS-0806, Albuquerque, New Mexico 87158.

II.             INDEPENDENCE AND COMMITTEES

A.            Majority of Independent Directors/Definition of Director Independence

The Board has and will have a majority of independent directors.  At most, two members of management, including the CEO, may serve as Directors. The definition of independence follows applicable law and meets or exceeds the requirements of the New York Stock Exchange (“NYSE”) Corporate Governance

Listing Standards.  The Board reviews annually the relationship each Director has with the Company. No Director is considered independent unless the Board affirmatively determines that the Director has no material relationship with the Company.  PNM Resources will disclose in the Company’s annual proxy statement those determinations and the basis for a Board determination that a relationship is not material.

B.            Committee Composition

The Audit and Ethics and the Board Governance and Human Resources Committees are both composed entirely of independent directors. The remaining two committees, Finance and Public Policy and Sustainability, have a majority of independent directors, and are composed entirely of non-employee (i.e. non-management) directors.  Each committee has a written charter that complies with the requirements of applicable law and stock exchange listing standards.  In general, committees of the Board are used to focus on issues that may require more in-depth scrutiny.  The specific duties of each committee are detailed in the committee charters, and are approved by the Board of Directors.  Charters are available on the Company website and will be mailed to shareholders upon request.  Each committee reviews its charter on an annual basis, or more frequently if necessary, and recommends any amendments to the full Board.

The membership of each committee is recommended to the Board by the BGHRC and is rotated based on the following principles: (1) rotation of committee chair every three-to-seven years, and (2) rotation of other committee members every three-to-five years.  The committees themselves select committee chairs from their membership.  The committees meet in conjunction with regularly scheduled Board meetings, except for the Board meetings held in connection with the Annual Meeting and the Board retreat.  In addition, the Audit and Ethics Committee meets every quarter to review the Company’s 10-K and 10-Q filings with the Securities and Exchange Commission.  The committees will also meet at additional times as the need arises.

B.            Separation of Chairman and CEO Positions

The Board retains the right to exercise its discretion in combining or separating the offices of Chairman of the Board and Chief Executive Officer.  This determination is made depending on what is best for the Company in light of all circumstances prevailing at the time.  Currently, the Board believes it to be in the best interests of the Company to combine the two positions.  The Board has separated the two offices on three different occasions since the late 1980s.

C.            Lead Director Position

The Chairman of the Board presides at all meetings of the stockholders and of the Board.  In circumstances where the non-management directors meet without the Chairman, the Board selects a presiding director.  A presiding Director is selected each year.  The Director selected is responsible for facilitating and chairing the non-management directors meetings scheduled for that year.  The non-management directors meet at least twice a year without management present and will meet more often as the need arises.

III.   PLANNING / OVERSIGHT FUNCTIONS

A.            Directors Have Direct Access to Management (Director access to management and, as necessary and appropriate, independent advisors.)

Directors are encouraged to have contact with members of executive management and to familiarize themselves with the Company’s operations.  Members of management are assigned as committee coordinators to assist the committee chairs and members with various committee duties.  Members of executive management attend Board meetings and members of the workforce are routinely called upon to make Board presentations.  Sound judgment is used in striking the balance of engagement with management and avoiding inappropriate involvement in the daily operations of the Company.

B.       Independent Directors Formally Review CEO Performance

The independent directors make this evaluation annually, and communicate the results to the CEO.  The evaluation is based upon objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, and other criteria established by the Board.  This evaluation is used by the BGHRC in establishing the CEO’s compensation program and in determining the appropriate compensation level for the CEO to recommend to the Board.

C.       Succession Planning

At least annually the CEO must review management development and succession planning with the Board to assure the effectiveness of the process and identify areas of need.  The Board focuses specifically upon succession planning for the CEO and reviews the CEO’s plans for other members of executive management.

D.       Ethics and Conflicts of Interest

The Company is committed to the highest standards of ethical behavior.  Directors, officers, employees and all other agents and representatives of the Company are expected to observe both the letter and spirit of the law in every transaction and make their own personal commitment to ethical behavior.  Every person working for PNM Resources and its affiliates must act in conformity with its Principles of Business Conduct expressed in its Do the Right Thing guidebook.  The Principles of Business Conduct are grounded in our shared values of Integrity, Fairness, Stewardship, and Engagement.  The Board has not permitted any waiver of any ethics policy for any Director or Executive Officer.  The Board has authorized the BGHRC to consider requests for waivers of the Company’s Principles of Business Conduct for a Director or Executive Officer.  There is a strong presumption against providing any waivers.  Any waivers granted must be accompanied by terms and conditions sufficient to protect the Company under the circumstances.  Any waiver of the principles for any Director or Executive Officer will be referred to the full Board for ratification and, if upheld, will promptly be disclosed to shareholders.

The Directors and officers complete a Conflict of Interest Questionnaire annually.  The BGHRC has oversight responsibility regarding conflicts of interest.  If an actual or potential conflict of interest arises for a Director, the BGHRC addresses the matter with the Director and promptly informs the CEO and the Board.  If a significant conflict exists and cannot be resolved, the Director is expected to resign. A Director is required to disclose to the full Board when any matter under consideration involves a conflict of interest, whether direct or indirect.   Directors are recused from any discussion or decision affecting their personal, business or professional interests. The Board resolves any conflict of interest issue involving the CEO.  The CEO resolves any conflict of interest issue involving any other officer of the Company.

E.         Board Has its Own Advisors

The Board and its committees have the right to communicate directly with the Company’s principal external and internal advisors and to retain at the Company’s expense independent legal counsel, investment bankers, accountants and other consultants.

IV.                  COMPENSATION OF DIRECTORS

A.            Directors Paid Partially in Stock

Only non-employee directors are compensated for their service as Directors. Their compensation is intended to be sufficient to attract qualified candidates.  Director compensation is a mix of cash and stock-based compensation.  The latter is intended to align the interests of the Directors with those of the shareholders.  Directors are paid an annual retainer fee, and a meeting fee for each committee meeting they attend.  The Company has no retirement program for Directors.  Director compensation is established and reviewed by the Board from time to time.  The BGHRC is responsible for making recommendations to the Board concerning director compensation.

B.            Stock Ownership Guidelines for Directors/Officers

The Board believes that directors should be stockholders and have a financial stake in the Company. The Board requires that newly elected Directors, before commencing Board service, become shareholders in the Company.  The BGHRC establishes and recommends to the full Board, minimum stock ownership guidelines for Directors.  The BGHRC establishes stock ownership guidelines and holdings requirements for officers.  The guidelines are reviewed periodically for any appropriate changes.

According to the guidelines, within three years, Directors should hold stock equal to two times the Annual Retainer, and within five years, Directors should hold stock equal to five times the Annual Retainer.

The stock ownership guidelines for officers (as amended in December 2008 to allow current officers an additional year to reach their respective holding requirements) are as follows:

No later than December 31, 2009, or within three years of the date of hire or promotion to the officer position, whichever is later, the officer must accumulate and hold stock valued at two times their respective base salary (except that vice-presidents must only show progress towards reaching their ultimate two times holding requirement).  No later than December 31, 2011 or within five years after the effective date of appointment or promotion to the position, whichever is later, the amount of ownership must be as follows:

Officer Position	Holding Requirement
Chief Executive Officer	5 times annual base salary
President and Chief Operating Officer	4 times annual base salary
Executive Vice President	4 times annual base salary
Senior Vice President	3 times annual base salary
Vice President	2 times annual base salary

Seventy-five percent of the amount of restricted stock awards must be held until six months after termination of Board service, or in the case of officers, after termination of employment, unless the stock ownership levels are otherwise met.  In December 2008, the Board suspended the officer requirement to hold 75% of restricted stock vesting in 2009 for the limited purpose of allowing the officer to sell additional stock to pay applicable taxes.

V.                 DIRECTOR SERVICE

A.            Term Limits for Directors

A Director is not eligible for nomination for another term if election for that term would result in the Director serving for more than twelve (12) years, except:  (1) under extraordinary circumstances involving the Company where the Board in its discretion deems it to be in the best interest of the Company for the Director to continue serving on the Board for more than twelve (12) years; or (2) the service beyond twelve (12) years is due to the Director having been selected to fill a vacancy resulting in serving for a portion of an unexpired term.  A nominee for Director for a term which would result in service in excess of twelve (12) years is required to submit a written resignation to the Board for acceptance at such time as the Board, in its discretion, deems advisable.

B.            Inside Directors

A Director who is also an employee of the Company is required to submit a written resignation to the Board on the date of his or her leaving the Company, for acceptance at such time as the Board, in its discretion, deems advisable.

C.            Periodic Review

The establishment of term limits does not mean that a Director will be nominated to serve additional terms up to the maximum number of terms allowable.  Nominations for successive terms are not routine, it being understood that an evaluation process is used to determine that each nomination is in the best interest of the Company.

D.            Change In Employment and Health Condition

Directors are chosen based on their overall qualifications and the particular skill sets needed by the Board at the particular point in time.  Key to the selection is the Director’s professional and community achievements and the Director having the ability to devote to the substantial duties of a Board member.  Directors who undergo a significant change in their business or professional career are required to submit a letter of resignation to the Chair of the BGHRC.  The Board, in its discretion, will determine acceptance of the resignation.   A Director who experiences a change, such as a disabling health condition, that prevents the proper performance of the duties of a director is required to submit a letter of resignation.  The determination as to whether a change warrants resignation shall be made by the Chair of the BGHRC.

E.              Chief Executive Officer

By virtue of the position, the CEO of the Company is a Director and the Board’s policy regarding term limits does not apply to the CEO as a Director.  When the Director no longer holds the position of CEO of the Company: (1) he or she is required to submit a written resignation as a Director to the Board for acceptance at such time as the Board, in its discretion, deems advisable; (2) the provisions of the Board’s policy regarding service as an Inside Director and term limits applies to the Director; and, (3) any service on the Board by the Director, including the time served on the Board as CEO, is counted for purposes of determinations under this policy.

F.              Policy Changes

The adoption of this policy does not mean a contract exists with any individual Director.  The Board fully reserves the absolute right to change any policy with respect to service on the Board or nomination of a person for service on the Board at any time.

APPENDIX B

PNM RESOURCES, INC.

BOARD OF DIRECTORS

STOCK OPTION GRANT POLICY

Approved:  December 5, 2006
(Amended:  February 13, 2007)

BACKGROUND

PNM Resources, Inc. (the “Company”) has adopted the Omnibus Performance Equity Plan (the “PEP” or “Plan”) by which it provides incentives for performance by granting stock options and other equity awards. Participants in the Plan are employees of the Company and its subsidiaries which have adopted the PEP, as well as the Company’s non-employee directors.  The Board Governance and Human Resources Committee (the “Committee”) of the Board of Directors administers the PEP.

The purpose of this policy is to provide increased transparency in the Company’s governance practices.  This policy describes the Company’s process and practices related to the awarding of equity compensation, including stock options.  To ensure adherence to this policy, the Company’s Audit Services Department will annually review the process and practices used by the Company in awarding equity compensation.

POLICY

1.               Equity compensation awards shall be made only in compliance with the terms of the PEP and with applicable laws and regulations.  The Senior Vice President and Chief Administrative Officer of the Company is charged with the responsibility of assuring equity compensation compliance.

2.               The Board shall determine the amount of any award of equity compensation to non-employee directors.  The date of award of any equity compensation to non-employee directors shall generally be the date of the Annual Meeting of Shareholders.

3.               The Committee shall approve the award of equity compensation to officers.  In doing so the Committee shall give due consideration to the recommendations of the CEO of the Company.  In determining an award of equity compensation to the Company’s CEO, the Committee shall solicit the input of the outside directors of the Company’s Board, provided that the Committee shall have sole discretion to determine the award, if any, of equity compensation to the CEO.

4.               The President of the Company shall propose to the Committee annually a pool of stock options to be made available for the award of options to non-officer employees with recommendations for the allocation of the pool among the eligible employees.

5.               The Committee shall generally make any award of equity compensation to employees at its first regularly scheduled meeting each year, unless the meeting occurs during a black-out period for trading in Company securities in accordance with the Company’s Insider Trading Policy.  Under those circumstances, the Committee may (a) schedule a special meeting for the consideration of equity compensation awards to be held after the expiration of the blackout period; (b) award the equity compensation by means of unanimous consent executed after the expiration of the black-out period; or (c) pre-approve the equity compensation with an effective date of the first trading day after expiration of the black-out period.  In accordance with the Company’s Insider Trading Policy, a black-out period expires on the third trading day after release of the material, non-public information causing the black-out period.  The related award agreements are prepared and distributed as soon as administratively feasible following the date on which the awards are approved.

6.               If it is determined that equity compensation should be awarded to an employee after the Committee has awarded equity compensation pursuant to its annual process, for example in the case of new hires, any such equity compensation will generally be awarded by the Committee at its next regularly scheduled meeting.  The

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Committee may award such equity compensation by one of the alternative means identified in Section 5 of this policy.

7.               Equity compensation awards are prospective only.  The date of awards is the date on which the Committee approves the awards unless: (a) the date of approval is a non-trading day, in which case the date is the immediately preceding trading date; or (b) in the case of pre-approval during a black-out period, in which case the date is the first trading date after expiration of the black-out period.  The date of the award cannot be changed.  The exercise price of stock options is the closing price of Company stock on the day the stock options are awarded.  If an equity compensation award is made by unanimous consent, the effective date of the award shall be the date the last signature is received unless another date is specified in the resolutions in accordance with this policy.

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APPENDIX C

PNM RESOURCES, INC.

BOARD OF DIRECTORS

POLICY AND PROCEDURE GOVERNING RELATED PARTY TRANSACTIONS

Approved:  February 13, 2007

It is the policy of the Board of Directors of PNM Resources, Inc. (the “Company”) that any transaction, arrangement, or relationship or series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, with a Related Party (defined below) where the aggregate amount involved is expected to exceed $120,000 in any calendar year (“Related Party Transactions”) shall be subject to approval or ratification in accordance with the procedures set forth below.  It is the purpose of this Policy and Procedure to supplement, rather than displace, existing approval processes for Company transactions.

1.               The Board Governance and Human Resources Committee (the “Committee”) of the Board of Directors shall review the material facts of any Related Party Transaction and either approve or disapprove the transaction, subject to the exceptions identified below.  If advance approval is not feasible, then the Committee must ratify the Related Party Transaction at its next regularly scheduled meeting or the transaction must be rescinded.  In determining if a Related Party Transaction should be approved or ratified, the Committee shall consider, among other factors it deems appropriate, such factors as (i) the extent of the Related Party’s interest in the Related Party Transaction, (ii) if applicable, the availability of other sources of comparable products or services, (iii) whether the terms of the Related Party Transaction are no less favorable than terms generally available in unaffiliated transactions under like circumstances, (iv) the benefit to the Company, and (v) the aggregate value of the Related Party Transaction.

2.               For purposes of this Policy and Procedure, “Related Party” means:

a.               Any person who is or was an executive officer, director or nominee for election as a director (since the beginning of the last fiscal year); or

b.              Any person or group who is a greater than 5% beneficial owner of the Company’s voting securities; or

c.               Any immediate family member of any of the foregoing, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and anyone residing in such person’s home (other than a tenant or employee).

3.               The Company’s Corporate Governance Department shall collect and maintain a master list of all Related Parties and distribute that list to appropriate officers and employees so that such officers and employees may identify and bring forward any proposed Related Party Transactions.  The Company’s Corporate Governance Department, in consultation with the Company’s Law Department, shall review each proposed transaction where the aggregate amount involved is reasonably expected to exceed $120,000 in a calendar year and present it to the Committee for review.

4.               No director of the Company may engage in any Committee or Board discussion or approval of any Related Party Transaction in which he or she is a Related Party; provided however, that such director must provide to the Committee or Board, as the case may be, all material information reasonably requested concerning the Related Party Transaction.

5.               All ongoing Related Party Transactions must be reviewed and approved annually by the Committee.

6.               The following types of transactions have been reviewed by the Committee and are hereby pre-approved (“Pre-Approved Transactions”):

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a.               Any compensation paid to a director if the compensation is pursuant to the Board-approved standard compensation arrangements for directors;

b.              Any compensation paid to an executive officer, solely resulting from the employment relationship with the Company if the compensation is reviewed and approved by the Board Governance and Human Resources  Committee or by the Board.

c.               Any transaction with another company at which a Related Party’s only relationship is as director or beneficial owner of less than a 10% equity interest of that company’s shares;

d.              Any transaction involving a Related Party where the rates or charges involved are determined by competitive bids, or any transaction with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

e.               Any transaction with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

f.                 Any transaction in which the Related Party’s interest arises solely from the ownership of the Company’s equity securities and all holders of the Company’s equity securities received the same benefit on a pro rata basis (e.g. dividends);

g.              Transactions available to employees generally;

h.              Transactions approved by another Committee or the Board in the normal fulfillment of its charter and responsibilities.

In conjunction with implementing this Policy and Procedure, the Committee shall review any existing Related Party Transactions entered into during 2006 and make a determination whether to ratify or rescind the transaction, unless the transaction is a Pre-Approved Transaction.

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APPENDIX D

APPROVED BY THE BOARD OF DIRECTORS

December 17, 2003

CHARTER

AUDIT AND ETHICS COMMITTEE

Committee Coordinator — J. D. Trujillo

A.  PURPOSE

1.               The Audit and Ethics Committee (the “Committee”) shall be a standing committee appointed by the Board of Directors to assist the Board in monitoring:

a.               the integrity of the Company’s financial statements;

b.              the Company’s compliance with legal and regulatory requirements;

c.               the independent auditor’s qualifications and independence; and

d.              the performance of the Company’s internal audit function and independent auditors.

2.               The Committee shall monitor the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, legal, compliance and ethics that management and the Board have established.

3.               The Committee shall be responsible for preparing the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

4.               Because the function of the Committee is oversight, the authority and responsibilities contained in this Charter do not include the duties to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditor.

B.  STRUCTURE AND OPERATIONS

1.               The Committee shall consist of at least three independent directors appointed by the Board upon the recommendation of the Board Governance and Human Resources Committee (“BGHRC”).  All members of the Committee shall be free of any relationships that would interfere with their exercise of independent judgment and shall meet the membership requirements established by the New York Stock Exchange.  The Committee shall annually elect one of its members to be the Chair, giving due consideration to the nominee recommended by the Board Governance and Human Resources Committee.  At least one member shall be designated by the Board as the “audit committee financial expert” as defined by applicable law.  Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

2.               The Committee shall meet as often as it deems appropriate, but no less often than quarterly.  The Committee shall provide the opportunity at each regularly scheduled meeting and other appropriate times for separate executive sessions with management, internal auditors and independent auditors.

3.               The Committee has the authority to initiate and supervise investigations into any matters within the scope of its authority and responsibilities.  The Committee is authorized to retain the services of internal or outside legal, accounting and other advisors, as it deems necessary in the fulfillment of its duties.  The Committee and its designees shall have unlimited accessibility to all the Company’s records, property and employees.  The Committee shall have sufficient funding to carry out its duties, including funding for payment of compensation to the independent auditor for preparing or issuing an audit report or performing other audit, review or attest services for the Company; payment for any advisors used by the Committee; and ordinary administrative expenses necessary and appropriate in carrying out its duties.

4.               The Committee may delegate specific responsibilities to a subcommittee of one or more of its members provided that the subcommittee shall keep the full Committee informed of its activities.

C.  DUTIES AND RESPONSIBILITIES

1.               The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The independent auditors shall report directly to the Committee.

2.               The Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditors in accordance with applicable law.  If the Committee delegates its pre-approval authority to one or more of its members, any pre-approvals granted pursuant to the delegation shall be reported to the full Committee at its next meeting.

3.               At least annually, the Committee shall review the qualifications, performance and independence of the independent auditors.  The Committee’s evaluation shall include a review of the audit firm’s lead partner.  As part of this review, the Committee shall obtain and review a report by the independent auditors describing:

a.               the firm’s internal quality control procedures;

b.              any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with those issues; and

c.               all relationships between the independent auditors and the Company to assist the Committee in assessing the auditor’s independence.

4.               As part of the annual review of the independent auditors, the Committee shall discuss with the independent auditors any relationships or services provided to the Company that may impact their objectivity and independence and significant legal matters involving the firm.  For purposes of this discussion, significant legal matters do not include litigation that is merely incidental to the practice of the accounting profession.

Significant legal matters include:

a.               legal matters that may have a significant adverse effect on the firm or its reputation;

b.              lawsuits or enforcement actions that have been filed by the SEC against the firm;

c.               criminal actions concerning the firm’s professional practice in which the firm or any of its partners or professional staff is a defendant;

d.              SEC investigations involving an individual who would be providing services for the Company; and

e.               any other matters that may affect the firm’s continuing ability to perform auditing services in a manner that maintains investor confidence in the integrity of the Company’s financial statements.

5.               The Committee shall recommend to the Board any appropriate action to be taken as a result of the annual review of the independent auditors that may be necessary to satisfy itself of the independence of the independent auditors and their ability to satisfactorily perform auditing services.

6.               The Committee shall assure the rotation of the lead audit partner every five years and other audit partners every seven years and shall establish hiring policies regarding employees and former employees of the independent auditors.  The Committee shall have the authority to adopt, review and revise policies regarding the regular rotation of the audit firm.

7.               The Committee shall review and discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including the footnotes, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the certifications of the Chief Executive Officer and the Chief Financial Officer required by applicable law regarding the Company’s financial statements and reports filed with the SEC.  In conducting its review, the Committee shall review:

a.               major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

b.              analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

c.               the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

8.               The Committee shall discuss the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.  The discussions may be general in nature, consisting of the types of information to be disclosed and the types of presentations to be made.

9.               The Committee shall discuss the scope, objectives, staffing, reliance upon management and procedures to be included in the annual audit with the independent auditors, including the coordination of the audit effort with the Audit Services Department.

10.         The Committee shall discuss all items required to be communicated in accordance with applicable law, auditing standards or other professional accounting standards relating to the conduct of the audit, including reviewing with the independent auditors any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11.         The Committee shall discuss policies regarding risk assessment and risk management in order to evaluate their effectiveness in identifying and mitigating significant risks and exposures, including business and financial risks, financial reporting and accounting controls, litigation issues, computerized information system controls and security, compliance with laws and regulations, other internal controls, and areas of operational risk that may impact the Company’s financial health.  The Committee shall review and monitor risk mitigation and management methods designed to address these risks.

12.         The Committee shall review material written communications prepared by the internal and independent auditors and the actions taken by management in response to the internal and independent auditors’ suggestions.

13.         The Committee shall review and monitor the Company’s Ethics and Compliance Program, including the effectiveness of the Program for monitoring compliance with laws and regulations and the results of management’s investigations and handling of any instances of non-compliance, including disciplinary action.

14.         The Committee shall review policies and procedures regarding officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal or independent auditors.

15.         The Committee shall establish procedures for:

a.               the receipt, retention and handling of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

b.              the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

16.         The Committee shall review and consult with management regarding management’s appointment, evaluation, replacement, reassignment and dismissal of the Director of Audit Services.

17.         The Committee shall review the Audit Services Department’s objectives, resources and effectiveness; its organizational position, objectivity and status within the Company; its compliance with relevant professional standards; and its annual audit plan, including its coordination with the examination performed by the independent auditors.

18.         The Committee shall review the results of the internal audit activities for the year, internal audit’s consideration of the internal control structure and its evaluation of the adequacy of the internal controls over the financial reporting process, computer controls and security and Company-wide risk management.

19.         The Committee shall review with the General Counsel significant litigation and regulatory matters involving the Company and review with the General Counsel and the independent auditors related disclosures made in the financial statements and related footnotes.

20.         The Committee shall make regular reports to the Board of its ongoing activities, actions taken, and, in particular, shall report to the Board regarding any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal auditors.

21.         The Committee shall conduct an annual evaluation of its performance and shall submit an annual report to the Board regarding the evaluation and confirming that all responsibilities described in this Charter have been fulfilled.

22.         The Committee shall review this Charter at least annually and recommend any appropriate changes to the Board for approval.

APPENDIX E

APPROVED BY THE BOARD OF DIRECTORS

DECEMBER 9, 2008

(Amended:  02/17/09)

CHARTER

BOARD GOVERNANCE AND HUMAN RESOURCES COMMITTEE

Committee Coordinator – A. A. Cobb

A.  PURPOSE

1.               The Board Governance and Human Resources Committee (the “Committee”) shall be a standing committee appointed by the Board of Directors with responsibility to:

a.               identify individuals qualified to become board members;

b.              recommend to the Board director nominees for election to the Board;

c.               recommend to the Board committee assignments;

d.              review and recommend board compensation;

e.               review and determine board independence;

f.                 provide continuing education opportunities for directors;

g.              develop and recommend to the Board a set of corporate governance principles applicable to the Company; and desirable changes as appropriate;

h.              shall have oversight responsibility regarding conflicts of interest;

i.                  oversee the evaluation of the Board and Committees;

j.                  review and approve corporate goals and objectives relevant to CEO compensation;

k.               evaluate the CEO’s performance in light of those goals and objectives;

l.                  determine and recommend for approval by the independent directors of the Board the CEO’s compensation level based on this evaluation; and

m.            oversees the performance evaluation process of the CEO

2.               The Committee shall discuss and review the evaluation of senior executive performance.  The Committee shall be responsible for making recommendations to the Board regarding senior executive compensation, incentive-compensation plans and equity-based plans.

3.               The Committee shall be responsible for preparing the report on executive and director compensation required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

B.  STRUCTURE AND OPERATIONS

1.               The Committee shall consist of independent directors appointed by the Board upon the recommendation of the Board Governance and Human Resources Committee.  All members of the Committee shall be free of any relationships that would interfere with their exercise of independent judgment and shall meet the membership requirements established by the New York Stock Exchange.  The Committee shall annually elect one of its members to be the Chair.

2.               The Committee shall meet as often as it deems appropriate, but not less frequently than three times a year.

3.               The Committee has the authority to initiate and supervise investigations into any matters within the scope of its authority and responsibilities, and is authorized to retain the services and evaluate performance of internal or outside legal, accounting and other advisors, as it deems necessary in the fulfillment of its duties.

4.               The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, and any compensation consulting firm to be used to assist the Committee in the evaluation of CEO or senior executive compensation, and to approve the consulting/search firm’s fees and other retention terms.  The Committee and its designees shall have unlimited accessibility to all the Company’s records, property, and employees.

5.               The Committee shall have sufficient funding to carry out its duties, including funding for payment of compensation to search firms used to identify director candidates; payment for any advisors used by the Committee; payment to compensation consulting firms; and ordinary administrative expenses necessary and appropriate in carrying out its duties.

6.               The Committee may delegate specific responsibilities to a subcommittee of one or more of its members provided that the subcommittee shall keep the full Committee informed of its activities.

7.               The Committee shall conduct an annual evaluation of its performance and shall submit an annual report to the Board regarding the evaluation and confirming that all responsibilities described in this Charter have been fulfilled.

8.               The Committee shall review this Charter at least annually and recommend any appropriate changes to the Board for approval.

C.  DUTIES AND RESPONSIBILITIES - GOVERNANCE

1.               The Committee shall develop candidate qualifications for Board membership.  General qualifications for Board membership shall be included in the corporate governance principles recommended by the Committee and approved by the Board.

2.               The Committee shall recommend to the Board nominees to fill Board vacancies.

3.               The Committee shall recommend to the Board the composition, the optimum size of the Board, and organization of the Board, including committee assignments.  The Committee shall recommend nominees for committee chairs.

4.               The Committee shall develop and recommend to the Board standards for determining director independence consistent with the requirements of the New York Stock Exchange and other applicable laws or regulations, and recommend the affirmation of Director independence to the Board as appropriate.  The Committee shall review and assess these standards on a periodic ongoing basis.

5.               The Committee shall review any proposed amendments to the Company’s Articles of Incorporation and Bylaws and recommend appropriate action to the Board.

6.               The Committee shall recommend Board compensation levels and stock ownership guidelines, and shall review director stock ownership on an annual basis, in compliance with the director stock ownership guidelines.

7.               The Committee shall review Board practices, which influence the effectiveness of the Board, including conflict of interest and Board effectiveness evaluations.  The Committee shall develop and recommend evaluation processes for use by the committees of the Board in conducting their annual self-evaluations.

8.               The Committee shall recommend criteria for a continuing education program for directors and provide information on corporate board and utility industry education programs.

9.               The Committee shall have responsibility regarding conflicts of interest, and shall develop and circulate to the Directors and Officers a Conflict of Interest Questionnaire to be completed annually.  If an actual or potential conflict of interest arises for a Director, the Committee shall address the matter with the Director and promptly inform the CEO and the Board.  If a significant conflict exists and cannot be resolved, the Committee shall seek the Director’s resignation.  Any conflict of interest issue involving the CEO shall be referred to the Board for resolution.  Any conflict of interest issue involving any other Officer of the Company shall be referred to the CEO for resolution with the requirement that the CEO shall report to the Committee how the matter was resolved.

10.         The Committee shall have authority to consider requests for waivers for a Director or Executive Officer of the Company’s Principles of Business Conduct.  There shall be a strong presumption against providing any waivers.  Any waivers granted must be accompanied by terms and conditions sufficient to protect the Company under the circumstances.  Any waiver of the principles for any Director or Executive Officer shall be referred to the full Board for final approval and if granted, shall promptly be disclosed to shareholders.

11.         The Committee shall have the responsibility to review the material facts of any related party transaction and approve such transaction in accordance with the Policy and Procedure Governing Related Party Transactions.

D.  DUTIES AND RESPONSIBILITIES – HUMAN RESOURCES & COMPENSATION

1.               The Committee shall review the Company’s compensation policies and benefit programs and how they relate to the attainment of goals.  The Committee shall recommend to the Board the compensation philosophy and guidelines for the entire executive and managerial group, giving emphasis to rewarding long term results and maximizing shareholder value.  The Committee shall make recommendations to the Board regarding use of equity-based compensation plans.

2.               The Committee shall establish an appropriate compensation program for the CEO based on a review of compensation practices for CEO’s and various executives in the Company’s own industry, as well as comparable positions nationally.  This program shall include attainment of corporate goals as a key part of its structure.

3.               The Committee shall review and recommend to the independent directors the CEO’s compensation level, including incentives, each year and communicate this to the CEO.  The level of compensation shall be measured against attainment of goals.

4.               The Committee shall review and approve the compensation levels, including incentives, for officers and other highly compensated employees, giving due consideration to the CEO’s recommendations.  As part of this review the Committee shall discuss the performance evaluations provided by the CEO for the officers and other highly compensated employees.

5.               The Committee shall recommend to the Board the total amount of equity awards to be authorized each year and the amount of individual awards to be approved for officers.   The Committee shall review such information as it shall require to assure that the awards issued to both officers and non-officers are no more than the amount of equity awards authorized by the Board and that the amount of equity awarded to non-officers is appropriately allocated consistent with the long-term best interest of the Company.  The Committee shall report its findings to the Board.

6.               The Committee oversees, and includes the independent directors in the annual performance evaluation of the CEO, giving emphasis to the CEO’s performance relative to the performance goals established by the Board for that year.

7.               The Committee shall recommend Officer stock ownership guidelines and shall review Officer stock ownership on an annual basis, in compliance with the Officer stock ownership guidelines.

8.               The Committee shall review, and make recommendations to the Board concerning any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, and severance or termination arrangements, unless provided for under existing retention and severance plans.  Additionally, the Committee permits management to make administrative and timing accommodations in the actual execution of these plans for employees and executives, as long as these accommodations do not materially change the benefits under said plans.

9.               The Committee shall plan for management continuity through annual review and approval of a succession plan for the CEO and review of the CEO’s plans for other members of executive management.

10.         The Committee shall review and monitor the Company’s Affirmative Action program.

11.         The Committee shall review management’s recommendations on health, retirement and other related employee benefit programs.  The Committee shall approve new plans or substantive changes to existing programs in accordance with Board resolutions adopted February 19, 2002.  The Committee shall review reports regarding the adequacy and diversity of the investment fund options under the Company’s 401(k) plan and the educational programs provided to employees regarding participation in the 401(k) plan.

12.         The Committee shall review and approve any additional employee benefits plans and any amendments to employee benefits plans, including those currently in effect and those that may be added in the future, except:

a.               those plans and amendments that exclusively affect the benefits of employees included in a unit of employees covered by a collective bargaining agreement with a labor union;

b.              amendments that are not essential to the meaning of the plan;

c.               amendments to plan design that do not increase the costs of the plan by 10% or more over the costs of the plan in the prior year;

d.              amendments that do not alter the purpose of the plan;

e.               amendments that are required by applicable tax law;

f.                 amendments that do not change the participants eligible to participate in the plan nor the intended benefits of the plan;

g.              amendments to correct obvious errors such as typographical or grammatical errors;

h.              amendments required by changes in legal requirements applicable to the plan; and

i.                  amendments necessary to clarify the meaning of one or more provisions of the plan.

13.              The Committee shall review any additional employee benefits plans and amendments for which committee approval is not required.

14.              The Committee shall review and approve any employee benefits plan and amendment that is solely for the benefit of one or more officers.

For purposes of this Charter, “employee benefits plan” includes all plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the trusts or other funding mechanisms for the plans, and individually negotiated severance or deferred compensation agreements, whether or not covered by Section 3(3) of ERISA.

APPENDIX F

APPROVED BY THE BOARD OF DIRECTORS

December 17, 2003

(Amended:  02/17/09)

CHARTER

FINANCE COMMITTEE

Committee Coordinator — C. N. Eldred

A.   PURPOSE

1.    The Finance Committee (the “Committee”) shall be a standing committee appointed by the Board of Directors with responsibility to:

a.               review and recommend to the Board the Company’s capital structure and financial strategy, including dividend policy;

b.              oversee the Company’s financial performance, capital expenditures and investment procedures and policies;

c.               oversee the Company’s investments in subsidiaries; and

d.              oversee financial risk management strategies and policies.

2.     The Committee shall have responsibility to oversee the governance, performance and funding level of the pension fund and the performance of the 401(k) plan funds.

B.  STRUCTURE AND OPERATIONS

1.               The Committee shall consist of at least three independent directors appointed by the Board upon the recommendation of the Board Governance and Human Resources Committee (“BGHRC”).  All members of the Committee shall be free of any relationships that would interfere with their exercise of independent judgment.  The Committee shall annually elect one of its members to be the Chair, giving due consideration to the nominee recommended by the BGHRC.

2.               The Committee shall meet as often as it deems appropriate, but not less frequently than three times a year.

3.               The Committee has the authority to initiate and supervise investigations into any matters within the scope of its authority and responsibilities.  The Committee is authorized to retain the services of internal or outside legal, accounting and other advisors as it deems necessary in the fulfillment of its duties.  The Committee and its designees shall have unlimited accessibility to all the Company’s records, property, and employees.  The Committee shall have sufficient funding to carry out its duties, including funding for payment for any advisors used by the Committee; and ordinary administrative expenses necessary and appropriate in carrying out its duties.

4.               The Committee may delegate specific responsibilities to a subcommittee of one or more of its members provided that the subcommittee shall keep the full Committee informed of its activities.

C.    DUTIES AND RESPONSIBILITIES

1.               The Committee shall review the Company’s liquidity position, and recommend to the Board changes in capital structure, financial strategy and dividend policy for the Company.

2.               The Committee shall assist the Board in reviewing the Company’s financial results compared to the business plan (the Annual Operating Plan (AOP)) and assess operational performance.

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3.               The Committee shall review and approve the Company’s pension and corporate investment procedures, policies, investment performance, and compliance of fund managers with company policy.

4.               The Committee shall review and approve the Company’s Capital Development & Approval Process (CDAP) and Capital Allocation Policy.

5.               The Committee shall review the Company’s Capital Expenditure Budget and recommend the appropriate spending levels to the Board for approval.

6.               The Committee shall review and approve all single capital projects in excess of $10 million for compliance with corporate strategic goals, and review summary lists of all capital projects of $1 million or more.  All capital projects shall have previously been approved by the CEO or any officer of the Company to whom such authority has been properly delegated.  This section shall not apply to capital projects of subsidiaries in which the Company does not have a majority interest.

7.               The Committee shall review and approve all equity and debt financing and capital contributions to subsidiaries of $10 million up to $75 million within a twelve-month period  (including, e.g., leases, special purpose vehicles, refinancing, restructuring and early retirement) and review and recommend approval by the Board for amounts in excess of $75 million within a twelve-month period.

8.               The Committee shall review and approve intercompany loan agreements of more than $50 million.

9.               The Committee shall review the financial implications of any significant transactions related to mergers, acquisitions, reorganizations and divestitures.

10.         The Committee shall review transactions, or a series of similar transactions within a twelve month period, which involve the sale, transfer or other disposition of assets valued at $50 million or more or, in the case of subsidiaries in which the Company has less than a majority interest, $100 million.

11.         The Committee shall review and approve Company guarantees of the obligations of its subsidiaries in excess of $10 million.  If the guarantee exceeds $50 million, the Committee shall review and recommend approval to the Board.

12.         The Committee shall review reports regarding the performance of the Company’s 401(k) plan funds.

13.         The Committee shall review and consult with management on risk management policies and procedures.  The Committee shall approve the Risk Management Policy, Risk Management Committee members, and authorize risk tolerance and review trading in derivative instruments.

14.         The Committee shall review the Company’s insurance program for adequacy of coverage.

15.         The Committee shall review presentations to ratings agencies and the financial implications of ratings agency actions and shall report its findings via a written report to the Audit and Ethics Committee.

16.         The Committee shall conduct an annual evaluation of its performance and shall submit an annual report to the Board regarding the evaluation and confirming that all responsibilities described in this Charter have been fulfilled.  The report shall include a listing of all transactions conducted during the year in the $10-75 million range.

17.         The Committee shall review this Charter at least annually and recommend any appropriate changes to the Board for approval.

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APPENDIX G

APPROVED BY THE BOARD OF DIRECTORS

DECEMBER 9, 2008

(Amended:  02/17/09)

CHARTER

PUBLIC POLICY AND SUSTAINABILITY COMMITTEE

Committee Coordinator — P. K. Collawn

A.  PURPOSE

1.               The Public Policy and Sustainability Committee (the “Committee”) shall be a standing committee appointed by the Board of Directors with responsibility to:

a.               oversee the Company’s activities in the area of corporate responsibility that may have an impact on the Company’s business operations or public image, in light of political and social trends, and public policy issues;

b.              assess management’s implementation of the Company’s corporate responsibility programs;

c.               assess the public policy positions and activities of the Company regarding pending legislative or other governmental initiatives or actions significant to PNM Resources, Inc. or its affiliates; and shareholder proposals involving issues related to political and social trends and public responsibility;

d.              review Company practices and procedures, not otherwise reviewed by another Committee of the Board, to assess the sustainability impacts of its operations and products on the environment;

e.               review the policies and procedures to protect the health and safety of employees, contractors and the public at large;

f.                 review the Company’s policies regarding charitable and political contributions.

2.               The Committee shall be responsible for monitoring, evaluating and recommending appropriate actions to the Board regarding the Company’s public responsibilities, corporate image, environmental standards, and corporate citizenship with a goal that the Company is held in high regard by its customers, shareholders, government officials, and the public at large.

B.  STRUCTURE AND OPERATIONS

1.               The Committee shall consist of at least three directors appointed by the Board upon the recommendation of the Board Governance and Human Resources Committee.  The Committee shall annually elect one of its members as Chair.

2.               The Committee shall meet as often as it deems appropriate, but not less frequently than three times a year.

3.               The Committee has the authority to initiate and supervise investigations into any matters within the scope of its authority and responsibilities.  The Committee is authorized to retain the services of internal or outside legal, accounting and other advisors, as it deems necessary in the fulfillment of its duties. The Committee and its designees shall have unlimited accessibility to all the Company’s records, property, and employees.  The Committee shall have sufficient funding to carry out its duties.

4.               The Committee may delegate specific responsibilities to a subcommittee of one or more of its members provided that the subcommittee shall keep the full Committee informed of its activities.

C.  DUTIES AND RESPONSIBILITIES

1.               The Committee shall review the Company’s key public policy positions taken regarding legislative, regulatory, judicial and other governmental matters.

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2.               The Committee shall monitor and assess the progress and success of the Company’s public image strategy, community involvement, and communication initiatives, including PNM Resources Foundation and corporate charitable giving programs.

3.               The Committee shall have the responsibility to review the Corporate Environmental Management Systems, monitor the implementation of Corporate Environmental Policy, environmental strategies and results, including progress towards meeting the Company’s environmental goals.

4.               The Committee shall review significant social, governmental, and environmental trends and issues that may affect the Company’s operations, and advise the Board accordingly.

5.               The Committee shall review the Company’s policies and public positions regarding the impact on sustainability of its operations and products, specifically its impact on the environment, its promotion of energy efficiency and use of renewable energy resources.

6.               The Committee shall assure that the Company addresses relevant public affairs issues from a perspective that emphasizes the interests of its key constituents, recognizing the long-term interests of shareholders.

7.               The Committee shall review and make recommendations to the Board on shareholder proposals, for inclusion in the Company’s proxy materials, that relate to political or social trends or corporate public responsibility issues.

8.               The Committee shall review the Company’s programs and results regarding safety for employees, contractors and the public at large.

9.               The Committee shall review Company policies with respect to charitable and political contributions, and make recommendations to the Board, if appropriate, with respect to such policies.

10.         The Committee shall review reports and presentations from employee affinity organizations, such as Llave and the American Indian Employee Organization (AIEO).

11.         The Committee shall conduct an annual evaluation of its performance and shall submit an annual report to the Board regarding the evaluation and confirming that all responsibilities described in this Charter have been fulfilled.

12.         The Committee shall review this Charter at least annually and recommend any appropriate changes to the Board for approval.

G-2

APPENDIX H

PNM RESOURCES, INC.
SECOND AMENDED AND RESTATED
OMNIBUS PERFORMANCE EQUITY PLAN

SECTION 1
ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE

1.1          Background and Establishment.  PNM Resources, Inc., a New Mexico corporation, (the “Company”) established the “PNM Resources, Inc. Omnibus Performance Equity Plan” (the “Plan”), effective upon the closing of the mandatory share exchange which resulted in the Company becoming the holding company for the Public Service Company of New Mexico.  The Company subsequently amended and restated the Plan by the adoption of a document titled the “PNM Resources, Inc. Amended and Restated Omnibus Performance Equity Plan,” which became effective following approval of the Company’s shareholders at the Company’s 2005 Annual Meeting.  The Company now wishes to amend and restate the Plan a second time by the adoption of this document.  This amended and restated Plan document permits the grant of Options, Restricted Stock Rights, Restricted Stock, Performance Cash, Performance Shares, Performance Units, and Stock Appreciation Rights.  This amended and restated Plan document also permits the grant of awards that qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code.

1.2          Purpose.  The purpose of the Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by Employees and Nonemployee Directors, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Employees and Nonemployee Directors upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

1.3          Effective Date.  This amended and restated Plan document will become effective as of the date it is approved by the Company’s shareholders at its 2009 Annual Meeting (the “Effective Date”).  The current Plan document, as amended, will remain in effect until this amended and restated Plan document is approved by the shareholders.

SECTION 2
DEFINITIONS

2.1          Definitions.  When a word or phrase appears in this Plan document with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in this Section 2.1 unless a clearly different meaning is required by the context.  The following words and phrases will have the following meanings:

(a)           “Affiliate” means (i) any member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group, and (ii) any member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group.  In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treas. Reg. § 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Treas. Reg. § 1.414(c)-2.

(b)           “Annual Meeting” or “Annual Meeting Date” means the dates established for the annual meetings of the Company’s shareholders pursuant to the Company’s Bylaws.

(c)           “Award” means any Option, Restricted Stock Right, Restricted Stock, Performance Share, Performance Unit, Performance Cash or Stock Appreciation Right granted pursuant to the Plan.

(d)           “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(e)           “Board” means the Board of Directors of the Company.

(f)            “Cause” means, for purposes of termination of a Participant’s employment:

(i)            The willful and continued failure of a Participant to substantially perform his or her duties with the Company or any Affiliate after written demand for substantial performance is delivered to the Participant which specifically identifies the manner in which the Participant has not substantially performed his or her duties;

(ii)           The willful failure to report to work for more than thirty (30) days; or

(iii)         The willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or any Affiliate, monetarily or otherwise, including acts of fraud, misappropriation, violence or embezzlement for personal gain at the expense of the Company or any Affiliate, conviction of a felony, or conviction of a misdemeanor involving immoral acts.

Cause shall not be deemed to exist on the basis of Subsection 2.1(f)(i) or 2.1(f)((ii) if the failure results from such Participant’s incapacity due to verifiable physical or Mental Illness substantiated by appropriate medical evidence.  An act, or failure to act, by a Participant shall not be deemed “willful” if done or omitted to be done by the Participant in good faith and with a reasonable belief that his or her action was in the best interests of the Company and its Affiliates.

(g)           “CEO” means the Chief Executive Officer of the Company.

(h)           “Change in Control” means any of the following:

(i)            Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act becoming directly or indirectly the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities unless such person is, or shall be, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company;

(ii)           During any period of two (2) consecutive years, excluding any period prior to the Effective Date of this Plan, the following individuals ceasing, for any reason, to constitute a majority of the Board:

(1)           directors who were directors at the beginning of such period; and

(2)           any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, such new directors being referred to as “Approved New Directors.”  For purposes of determining whether a Change in Control has occurred pursuant to this Subsection 2.1(h)(ii)(2), a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsections 2.1(h)(i), (iii) or (iv) shall not be considered to be an “Approved New Director.”

(iii)         The shareholders of the Company approving a merger or consolidation of the Company with another company, corporation or subsidiary that is not affiliated with the Company immediately before the Change in Control; provided, however, that if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity, at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, the merger or consolidation will be disregarded; or

(iv)          The adoption of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred until:  (1) any required regulatory approval, including any final non-appealable regulatory order, has been obtained and (2) the transaction that would otherwise be considered a Change in Control closes.

The Award Agreement for any Award subject to the requirements of Section 409A of the Code may prescribe a different definition of the term “Change in Control” that will apply for purposes of that Award Agreement and that complies with the requirements of Section 409A of the Code.

(i)            “Code” means the Internal Revenue Code of 1986, as amended.  All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(j)            “Committee” means the Board Governance and Human Resources Committee or any such other committee as may be designated by the Board to administer the Plan, the membership of such committee not being less than two (2) members of the Board.  Each Committee member must be (i) a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act) if required to meet the conditions for exemption of the Awards under the Plan from Section 16(b) of the Exchange Act, and (ii) an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder.

(k)           “Company” means PNM Resources, Inc., a New Mexico corporation.

(l)            “Covered Employee” means an employee who is, or could be, a “covered employee” as defined by Section 162(m) of the Code.

(m)          “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  The permanence and degree of impairment shall be supported by medical evidence.  Any determination of Disability pursuant to this Plan is not an admission by the Company or an Affiliate that a Participant is disabled under federal or state law.

(n)           “Effective Date” means the date on which the shareholders of the Company approve the Plan as described in Section 1.3.

(o)           “Employee” means an individual who is classified by an Employer as a common law employee (or who would be considered a common law employee if such person was not on an authorized leave of absence).  Regardless of any subsequent determination by a court or a governmental agency that an individual should be treated as a common law employee, an individual will be considered an Employee under the Plan only if such individual has been so classified by an Employer for purposes of the Plan.  Examples of individuals who will not be considered to be Employees of an Employer include (i) consultants, (ii) leased employees as defined in Section 414(n) of the Code, (iii) individuals providing services to an Employer pursuant to a contract with a third-party, (iv) independent contractors, (v) employees of independent contractors, (vi) interns, and (vii) co-op employees.

(p)           “Employer” means the Company, or any of its Affiliates that has adopted the Plan in accordance with Section 21.4.

(q)           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  All references to a section of ERISA shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of ERISA.

(r)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)           “Fair Market Value” means the closing sale price of one share of Stock as reported on the New York Stock Exchange on the date such value is determined (or if Stock is not traded on such date, on the first immediately preceding business day on which Stock was so traded).

(t)            “Grant Date” means the date the Committee approves the Award or a date in the future on which the Committee determines the Award will become effective.

(u)           “Impaction” means the elimination of a Participant’s position by the Company, as approved by the CEO of the Company or his or her authorized designee, followed by the Company giving a Notice of Impaction to the Participant and the Participant’s subsequent Termination of Employment.

(v)            “Mental Illness” means any disorder, other than a disorder induced by alcohol or drug abuse, which impairs the behavior, emotional reaction or thought process of a person.

(w)           “Nonemployee Director” means any member of the Board who, as of the Grant Date, is not an Employee.

(x)           “Notice of Impaction” means a written notice issued by the Company, at its sole discretion, to the Participant stating that his or her position with the Company has been selected for Impaction.

(y)           “Opposite-Sex Spouse” means an individual of the opposite sex who is legally married to the Participant under the laws of the jurisdiction in which the marriage was performed or occurred.

(z)           “Option” means the right to purchase Stock at a stated price for a specified period of time.  For purposes of the Plan, an Option may be either (i) a “non-qualified stock option” (an option which is not an incentive stock option), or (ii) an “incentive stock option” within the meaning of Section 422 of the Code.

(aa)         “Participant” means any Employee or Nonemployee Director who is selected by an Employer, or the Committee (in the case of a Nonemployee Director), from time to time to participate in the Plan; provided, however, that all Employees who are selected to participate in the Plan shall be subject to approval by the CEO, in his or her sole discretion.  Notwithstanding the above, the CEO’s right to participate in the Plan shall be determined in the sole discretion of the Committee.

(bb)         “Performance-Based Award” means an Award granted to select Covered Employees pursuant to Sections 7, 8, 9 or 10 which are subject to the terms set forth in Section 12. All Performance-Based Awards are intended to qualify as “performance-based compensation” pursuant to Section 162(m) of the Code.

(cc)         “Performance Cash Award” means a right to receive a payment in cash as determined by the Committee.

(dd)         “Performance Criteria” means the criteria or any combination of criteria, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following:  revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; adjusted cash earnings; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels;

total operating cost or operating cost per unit of output (MWh); the ratio of funds from operations to debt; and improvement in, attainment of or compliance with various environmental standards.  The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

(ee)         “Performance Goals” means the goal or goals established in writing by the Committee for a Performance Period based on the Performance Criteria.  Depending on the Performance Criteria used to establish Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, or the performance of a division, Affiliate or subsidiary, or an individual.  The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(ff)           “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Award granted pursuant to Sections 8, 9, or 12.

(gg)         “Performance Share” means a right to receive a payment in the form of Stock equal to the value of a Performance Share as determined by the Committee.

(hh)         “Performance Unit” means a right to receive a payment in cash or Stock or a combination thereof equal to the value of a Performance Unit as determined by the Committee.

(ii)           “Plan” means the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan as set forth in this document and as amended from time to time.  The Plan also is referred to as the “PEP” from time to time.

(jj)           “Restricted Period” means the period during which Restricted Stock or a Restricted Stock Right, Performance Share or Performance Unit is subject to restrictions pursuant to the relevant provisions of the Plan.

(kk)        “Restricted Stock” means Stock granted to a Participant that is subject to certain restrictions and to risk of forfeiture.

(ll)           “Restricted Stock Right” means the right granted to a Participant to receive Stock in the future, at no monetary cost to the Participant, the payment of which is subject to certain restrictions and to risk of forfeiture.

(mm)       “Retainer” means the annual retainer to which each Nonemployee Director is entitled, as may be determined by the Board from time to time and as in effect on the Grant Date.

(nn)         “Retirement” means Termination of Employment and attainment of:

(i)            age forty-five (45) with twenty (20) years of service;

(ii)           age fifty-five (55) with ten (10) years of service;

(iii)         age fifty-nine with one-half (59½); or

(iv)          any age with thirty (30) years of service.

In the case of a Nonemployee Director, “Retirement” means (i) a Nonemployee Director’s retirement and related resignation from the Board pursuant to the “Director Service Policy” or any equivalent policy that may be adopted or amended from time to time by the Board, or (ii) completion of the Nonemployee Director’s elected term under circumstances in which he or she is not reelected for an ensuing term for any reason other than for Cause.

(oo)         “Same-Sex Spouse” means an individual of the same sex who is legally married to the Participant under the laws of the jurisdiction in which the marriage was performed or occurred.

(pp)         “Separation from Service” means either (i) the termination of a Participant’s employment with the Company and all Affiliates due to death, retirement or other reasons, or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is 20% or less of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treas. Reg. § 1.409A-1(h)(1)(ii).

A Participant’s employment relationship is treated as continuing while the Participant is on military leave, sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract).  If the Participant’s period of leave exceeds six months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period.  Whether a termination of employment has occurred will be determined based on all of the facts and circumstances and in accordance with regulations issued by the United States Treasury Department pursuant to Section 409A of the Code.

For purposes of the Plan, if a Participant performs services in more than one capacity, the Participant must have a Termination of Employment or Service in all capacities as an employee, member of the Board, independent contractor or consultant to have a Separation from Service.  Notwithstanding the foregoing, if a Participant provides services both as an employee and as a member of the Board, (i) the services provided as a member of the Board are not taken into account in determining whether the Participant has a Separation from Service as an employee under a nonqualified deferred compensation plan in which the Participant participates as an employee and that is not aggregated under Section 409A of the Code with any plan in which the Participant participates as a member of the Board, and (ii) the services provided as an employee are not taken into account in determining whether the Participant has a Termination of Employment as a member of the Board under a nonqualified deferred compensation plan in which the Participant participates as a member of the Board and that is not aggregated under Section 409A of the Code with any plan in which the Participant participates as an employee.

In the case of a Nonemployee Director, “Separation from Service” means that such Director has ceased to be a member of the Board.

(qq)         “Specified Employee” means certain officers and highly compensated employees of the Company as defined in Treas. Reg. § 1.409A-1(i).  The identification date for determining whether any employee is a Specified Employee during any calendar year shall be the September 1 preceding the commencement of such calendar year.

(rr)         “Spouse” means the Opposite-Sex Spouse or Same-Sex Spouse of the Participant.

(ss)         “Stock” means the Common Stock of the Company, no par value.

(tt)           “Stock Appreciation Right” or “SAR” means the right to receive a payment in Stock from the Company equal to the excess of the Fair Market Value of one share of Stock on the date of exercise over a specified price fixed by the Committee, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock on the Grant Date.  In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option exercise price.

(uu)         “Termination of Employment” means, in the context of an Award that is subject to the requirements of Section 409A of the Code, a “Separation from Service”.  In the case of any other Award, “Termination of Employment” will be given its natural meaning.

(vv)          “Termination of Service” means, in the context of an Award that is subject to the requirements of Section 409A of the Code, a “Separation from Service”.  In the case of any other Award, “Termination of Service” will mean the termination of a Nonemployee Director’s service on the Board.

(ww)        “Year of Service” for purposes of this Plan shall have the same meaning as set forth in the PNM Resources, Inc. Employees’ Retirement Plan, as it may be amended from time to time (the “ERP”), and shall include service with a predecessor organization as provided in the ERP.

2.2          Gender and Number.  Except when otherwise indicated by the context, words in the masculine gender when used in this Plan document will include the feminine gender, the singular will include the plural, and the plural will include the singular.

SECTION 3
ELIGIBILITY AND PARTICIPATION

Awards may be made only to those Participants who are Employees of an Employer or Nonemployee Directors on the Grant Date of the Award.

SECTION 4
ADMINISTRATION

4.1          Administration.  The Committee shall be responsible for the administration of the Plan.  The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.  Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes of the Plan.

4.2          Awards.  The Committee shall have the authority, in its sole discretion, to determine the Participants who are entitled to receive Awards under the Plan, the types of Awards, the times when Awards shall be granted, the number of Awards, the purchase price or exercise price, if any, the period(s) during which such Awards shall be exercisable (whether in whole or in part), the restrictions applicable to Awards, the form of each Award Agreement, which need not be the same for each Participant, and the other terms and provisions of any Award (which need not be identical).  The Committee shall have the authority to modify existing Awards, subject to Section 17 of this Plan.  Notwithstanding the foregoing, the Committee will not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards or to reprice any previously granted Option.

4.3          Award Agreement.  Each Award shall be evidenced by an Award Agreement that shall specify the type of Award granted and such other provisions and restrictions applicable to such Award as the Committee, in its discretion, shall determine.

4.4          Claims.  Any claim relating to an Award granted under this Plan shall be submitted to the Committee or its designee.  The Committee shall render a written decision and, if there is an adverse determination with respect to the claim, either in whole or in part, the decision will set forth the basis for the determination.  If the Committee does not render a decision within one hundred and twenty (120) days, the claim shall be deemed denied.

SECTION 5
STOCK SUBJECT TO THE PLAN

5.1          Number.  The total number of shares of Stock subject to all Awards under the Plan may not exceed 12,343,000(1), subject to adjustment upon occurrence of any of the events indicated in Section 5.3.  The

(1) As of February 27, 2009, (a) 2,940,594 shares have been issued upon exercise or vesting of awards under the Plan and (b) 4,201,985 shares are subject to outstanding awards under the Plan and not otherwise forfeited or cancelled.

number of shares of Stock subject to Restricted Stock, Restricted Stock Right, Performance Share and Performance Unit Awards may not exceed 1,560,000, subject to adjustment upon occurrence of any of the events indicated in Section 5.3.  The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or shares purchased on the open market or treasury Stock not reserved for any other purpose.

5.2          Availability of Stock for Grant.  Subject to the express provisions of the Plan, if any Award granted under the Plan terminates, expires, lapses for any reason, or is paid in cash, any Stock subject to or surrendered for such Award will again be Stock available for the grant of an Award.  The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance pursuant to Section 5.1 by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.  Also, shares of Stock tendered to pay the exercise price of an Option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an Award will not become available for grant or sale under the Plan.

5.3          Adjustment in Capitalization.  In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, and its stated exercise price or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.  Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Code.  Further, with respect to any Option or Stock Appreciation Right that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment pursuant to this Section 5.3 shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.

5.4          Annual Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in this Plan document to the contrary, and subject to adjustment upon the occurrence of any of the events indicated in Section 5.3, the maximum number of shares of Stock that may be granted to any one Participant during any of the Company’s fiscal years with respect to one or more Awards shall be five hundred thousand (500,000).

SECTION 6
DURATION OF THE PLAN

The Plan shall remain in effect, subject to the Board’s right to amend or terminate the Plan at any time pursuant to Section 17, until all Awards issued under the Plan expire, terminate,  are exercised or are paid in full in accordance with the provisions of the Plan and any Award Agreement.  However, no Award may be granted under the Plan after May 18, 2019.  Any Awards granted under the Plan prior to May 19, 2019 shall continue in effect until they expire, terminate, are exercised or are paid in full in accordance with the terms of the Plan and the Award Agreement for such Awards.

SECTION 7
STOCK OPTIONS

7.1          Grant of Options.  Subject to the provisions of Sections 5 and 6 and this Section 7, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number of Options granted to each Participant.  The Committee may grant any type of Option that is permitted by law at the time of grant except discounted options.  To the extent the aggregate Fair Market Value (determined at the time the Option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by a Participant in any calendar year (under this Plan and any other plans of the Company) exceeds the limitations set forth in Section 422(d) of the Code, as amended, such Options shall not be deemed incentive stock options.  In determining which Options may be treated as non-qualified options under the preceding sentence, Options will be taken into account in the order of their Grant Dates.  No incentive stock option may be granted to any person who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.  Nothing in this Section 7 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in amounts which exceed the maximum established by Section 422 of the Code.  No Options may be granted later than ten (10) years from the Effective Date.

7.2          Exercise Price.  No Option shall be granted at an exercise price that is less than the Fair Market Value of one share of Stock on the Grant Date.

7.3          Duration of Options.  Each Option shall expire at such time or times as the Committee shall determine at the time it is granted; provided, however, that all Options shall lapse and no longer be exercisable no later than ten (10) years from the Grant Date.

7.4          Exercisability of Options.  Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.  During a Participant’s lifetime, an incentive stock option may be exercised only by the Participant.

7.5          No Obligations to Exercise Options.  The granting of an Option will impose no obligation upon the Participant to exercise such Option.

7.6          Payment.  The purchase price of Stock upon exercise of any Option shall be paid in full either (a) in cash, (b) in previously-acquired Stock (through actual tender or by attestation) held for more than six (6) months, valued at its Fair Market Value on the date of exercise, or (c) by a combination thereof as determined by the Committee.  The Committee in its sole discretion also may permit a Participant to make payment of the purchase price upon exercise of any Option through (d) a broker-assisted “cashless” exercise arrangement by delivering a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price; or (e) a “net-issuance” as permitted pursuant to any policy determined by the Committee.  The proceeds from payment of exercise prices shall be added to the general funds of the Company and shall be used for general corporate purposes.

7.7          Delivery of Shares.  Within an administratively reasonable period of time after the exercise of an Option, and the payment of the full exercise price, and the satisfaction of all withholding obligations incurred pursuant to such exercise, the Participant shall receive a Stock certificate evidencing his or her ownership of such Stock.  A Participant shall have none of the rights of a shareholder with respect to Options until the record date of the Stock purchase.  No adjustment will be made for dividends or other rights for which the record date is prior to the date such Stock certificate is issued in the Participant’s name.

SECTION 8
RESTRICTED STOCK RIGHTS AND RESTRICTED STOCK

8.1          Grant of Restricted Stock Rights and Restricted Stock.  Subject to the provisions of Sections 5 and 6, and this Section 8, the Committee, at any time and from time to time, may grant Restricted Stock Rights or Restricted Stock to such Participants and in such amounts as it shall determine.

8.2          Restricted Stock Rights.

(a)           Voting Rights.  During the Restricted Period, Participants holding the Restricted Stock Rights granted hereunder shall have no voting rights with respect to the shares subject to such Restricted Stock Rights prior to the issuance of such shares pursuant to the Plan.

(b)           Dividend Equivalents and Other Distributions.  During the Restricted Period, at the discretion of the Committee, Participants holding Restricted Stock Rights may be entitled to receive dividend equivalents and other distributions paid with respect to those Rights while they are so held.  Any dividend equivalents or other distributions to which a Participant may be entitled pursuant to this Subsection 8.2(b) shall be payable in accordance with the requirements of Section 409A of the Code (or an applicable exception thereto) to the extent Section 409A of the Code applies to such dividend equivalents or other distributions.

(c)           Form and Timing of Payment.  Payment for any vested Restricted Stock Rights Award issued pursuant to this Section shall be made in one lump sum payment of shares of Stock.  As a general rule, the shares payable under any Restricted Stock Rights Award will be issued to the Participant within ninety (90) days following the date on which the Restricted Stock Rights vest.  Such payment is intended to be made at a specified time or pursuant to a fixed schedule under Treas. Reg. § 1.409A-3(a)(4).  Restricted Stock Rights that vest upon a Participant’s Termination of Employment for the reasons described in Section 13.1 shall be payable at the times described in Section 13.1.

(d)           Conforming Amendment to Existing Restricted Stock Rights Award Agreements.  The Award Agreement for any Restricted Stock Rights Award issued prior to January 1, 2009 and that was outstanding as of January 1, 2009 was automatically amended to the extent necessary to provide for payment as described in this Section 8.2 or in Sections 13.1 or 13.2, as applicable, without any further action by the Company or the Participant.

8.3          Grant of Restricted Stock.

(a)           Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

(b)           Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Restricted Stock Award or thereafter, upon Termination of Employment during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

(c)           Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

SECTION 9
PERFORMANCE SHARE, PERFORMANCE UNIT
AND PERFORMANCE CASH AWARDS

9.1          Grant of Performance Shares or Performance Units.  Subject to the provisions of Sections 5 and 6 and this Section 9, Performance Shares or Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number of Performance Shares or Performance Units granted to each Participant.

9.2          Value of Performance Shares and Performance Units.  Each Performance Share and each Performance Unit shall have a value determined by the Committee at the time of grant.  The Committee shall set goals (including Performance Goals) for a particular period (including a Performance Period) in its discretion which, depending on the extent to which they are met, will determine the ultimate value of the Performance Share or Performance Unit to the Participant.

9.3          Form and Timing of Payment.

(a)           General Rule.  Payment for vested Performance Shares shall be made in Stock.  Payment for vested Performance Units shall be made in cash, Stock or a combination thereof as determined by the Committee.  All payments for Performance Shares and Performance Units shall be made in a lump sum.  As a general rule, payment for vested Performance Shares or Performance Units shall be made on or before March 15 of the calendar year following the calendar year in which the Performance Period applicable to such Performance Shares or Performance Units ends.  Performance Shares and Performance Units that vest upon a Participant’s Termination of Employment for the reasons described in Section 13.1 shall be payable at the times described in Section 13.1.

(b)                                  Conforming Amendment to Existing Performance Share or Performance Unit Award Agreements.  The Award Agreement for any Performance Share or Performance Unit Award that was issued prior to January 1, 2009 and that was outstanding as of January 1, 2009 was automatically amended to the extent necessary to provide for payment as described in this Section 9.3, or in Sections 13.1 or 13.2, as applicable, without any further action by the Company or the Participant.

9.4                               Performance Cash Awards.  Performance Cash Awards may be granted to Participants at any time and from time to time as shall be determined by the Committee.  A Performance Cash Award will grant to the Participant the right to receive an amount of cash depending on the satisfaction of any one or more goals (including Performance Goals) during a particular period (including a Performance Period), as determined by the Committee.  The Committee shall have complete discretion to determine the amount of any Performance Cash Award granted to a Participant.  Payment for vested Performance Cash Awards will be made on or before March 15 of the calendar year following the calendar year in which the Performance Period applicable to such Performance Cash Award ends.

SECTION 10

STOCK APPRECIATION RIGHTS

10.1                        Grant of Stock Appreciation Rights.  Subject to the provisions of Sections 5 and 6 and this Section 10, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee. SARs may be granted in connection with the grant of an Option, in which case the exercise of SARs will result in the surrender of the right to purchase the shares under the Option as to which the SARs were exercised.  Alternatively, SARs may be granted independently of Options.

10.2                        Exercisability of SARs.  SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants; provided, however, that no SAR shall be exercisable later than ten (10) years from the Grant Date.

10.3                        Exercise of SARs.  Upon exercise of the SAR or at a fixed date after all or part of the SAR becomes exercisable, the Participant shall be entitled to receive payment of an amount determined by multiplying:

(a)                                  The difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the Grant Date, which shall not be less than the Fair Market Value of a share of Stock at the Grant Date, by

(b)                                  The number of shares with respect to which the SAR is exercised.

10.4                        Form and Timing of Payment.  Payment for SARs shall be made in Stock and shall be payable at the time specified in the Award Agreement for such SARs.

SECTION 11

NONEMPLOYEE DIRECTOR RETAINER GRANTS

11.1                        Payment of Retainer.  The Retainer is payable in cash or Awards, as determined by the Board in the exercise of its discretion.  The Board’s determination of the combination of cash and Awards payable to each Nonemployee Director need not be uniform.  To the extent the Retainer payable to any Nonemployee Director under this Section 11 is considered “non-qualified deferred compensation” that is subject to the requirements of Section 409A of the Code, the Retainer shall be paid in accordance with the provisions of Section 409A of the Code and any regulations promulgated thereunder or an exception thereto.

11.2                        Grant Date.  Unless the Board or Committee determines otherwise, the Grant Date for Awards and distribution of cash to Non-Employee Directors shall be each Annual Meeting Date.

11.3                        Term of Awards.  Subject to the limitations set forth in this Plan, Awards granted to Nonemployee Directors shall be subject to such terms and conditions as set forth in each Award Agreement as determined by the Committee in its sole discretion.

11.4                        Termination of Service.

(a)                                  Nonvested Awards.  If a Nonemployee Director holds any nonvested Awards upon his or her Termination of Service as a Nonemployee Director due to death, Disability, Retirement, or Change in Control, all such nonvested Awards shall become one hundred percent (100%) vested.  Upon a Non-Employee Director’s Termination of Service as a Nonemployee Director for any reason other than death, Disability, Retirement, or Change in Control, all nonvested Awards shall be canceled.

(b)                                  Vested Awards.  If a Nonemployee Director holds any vested Awards upon a Termination of Service as a Nonemployee Director for any reason other than for Cause, the vested Award shall be exercisable on or before the earlier of:  (i) one (1) year following the Termination of Service, or (ii) the tenth (10th) anniversary date of the Grant Date of the Award.  Upon a Non-Employee Director’s Termination of Service for Cause, all vested Awards shall be canceled.

SECTION 12

PERFORMANCE-BASED AWARDS

12.1                        Grant of Performance-Based Awards.  Options granted to Covered Employees pursuant Section 7 and SARs granted to Covered Employees pursuant to Section 10 should, by their terms, qualify for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code.  The Committee, in the exercise of its complete discretion, also may choose to qualify some or all of the Restricted Stock Rights or Restricted Stock Awards granted to Covered Employees pursuant to Sections 8 and/or some or all of the Performance Share, Performance Units or Performance Cash Awards granted to Covered Employees pursuant to Section 9 for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code.  If the Committee, in its discretion, decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will grant a Performance-Based Award to the Covered Employee and the provisions of this Section 12 shall control over any contrary provision contained in Sections 8 or 9.  If the Committee concludes that a particular Award to a Covered Employee should not be qualified as “performance-based compensation,” the Committee may grant the Award without satisfying the requirements of Section 162(m) of the Code and the provisions of this Section 12 shall not apply.

12.2                        Applicability.  This Section 12 shall apply only to Awards to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Award for such Performance Period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

12.3                        Committee Discretion with Respect to Performance-Based Awards.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of the Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal or Goals and whether the Performance Goal or Goals apply to the Company, an Affiliate, a subsidiary or any division or business unit thereof or the Participant or any group of Participants.

12.4                        Establishment of Performance Goals.  The Performance Goals for any Performance-Based Award granted pursuant to this Section 12 shall be established by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period for such Award; provided that (a) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (b) in no event will the

Committee establish the Performance Goals for any Performance-Based Award after twenty-five percent (25%) of the Performance Period for such Award has elapsed.

12.5                        Performance Evaluation; Adjustment of Goals.  At the time that a Performance-Based Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period:

(a)                                  Judgments entered or settlements reached in litigation;

(b)                                  The write down of assets;

(c)                                  The impact of any reorganization or restructuring;

(d)                                  The impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results;

(e)                                  Extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders or Annual Report on Form 10 K, as the case may be, for the applicable year;

(f)                                    The impact of any mergers, acquisitions, spin-offs or other divestitures; and

(g)                                 Foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code.  The Committee, in its discretion, also may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

12.6                        Payment of Performance-Based Awards.  Unless otherwise provided in the relevant Award Agreement, a Participant must be an Employee of the Company or an Affiliate on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such Performance Period are achieved.

The degree of payout of a Performance-Based Award shall be determined based upon the written certification of the Committee as to the extent to which the Performance Goals and any other material terms and conditions precedent to such payment have been satisfied.  The Committee shall have the sole discretion to adjust the determinations of the degree of attainment of the preestablished Performance Goals.  Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award.  The Committee shall retain the sole discretion to adjust the Performance Goals upward (thus reducing any potential payment), or to otherwise reduce the amount payable with respect to any Performance-Based Award.

12.7                        Maximum Award Payable.  In accordance with Section 5.4, the maximum Performance-Based Award (other than a Performance Cash Award) payable to any one participant for a Performance Period is five hundred thousand (500,000) shares of Stock or the equivalent cash value.  The maximum Performance Cash Award payable to any one Participant for any Performance Period is five hundred thousand (500,000) times the Fair Market Value of a share of Stock on the date on which the Performance Period begins.

SECTION 13

TERMINATION OF EMPLOYMENT

13.1                        Termination of Employee’s Employment Due to Death, Disability, Retirement, Impaction or Change in Control.

(a)                                  Nonvested Awards.

(i)                                    Options and SARs.  If a Participant holds any nonvested Options or SARs upon a Termination of Employment due to death, Disability, Retirement, Impaction, or Change in Control, all such nonvested Options or SARs shall become one hundred percent (100%) vested.  Such vested Options or SARs shall be exercisable on or before the earlier of (1) three (3) years following the Termination of Employment, or (2) the tenth (10th) anniversary date of the Grant Date for the Options or SARs.

(ii)                                Incentive Stock Options.  Notwithstanding the foregoing, in the case of an incentive stock option, the favorable tax treatment described in Section 422 of the Code shall not be available if such Option is exercised after the date prescribed in Section 422(a)(2), as amended, following a Termination of Employment except as otherwise allowed by Sections 421(c)(1)(A) and 422(c)(6).

(iii)                            Restricted Stock Rights.  If a Participant holds any nonvested Restricted Stock Rights upon a Separation from Service due to death, Disability, Retirement, Impaction or Change in Control, such nonvested Restricted Stock Rights shall vest and become payable as follows:

(1)                                 Restricted Stock Rights Subject To Restrictions Based On Meeting Service Requirements.  If the Restricted Stock Rights are subject to restrictions based on meeting certain service requirements, the Restricted Stock Rights shall become one hundred percent (100%) vested upon the Participant’s Separation from Service.  The shares of Stock payable pursuant to such Award will be issued to the Participant within ninety (90) days following the date of the Participant’s Separation from Service.  Such payment is intended to be made upon the Participant’s Separation from Service pursuant to Treas. Reg. § 1.409A-3(a)(1).  Accordingly, if the Participant is a Specified Employee on the date on which any Restricted Stock Rights become payable pursuant to this Subsection 13.1(a)(iii)(1), the six (6) month delay described in Subsection 20.3 shall apply.

(2)                                 Restricted Stock Rights Subject To Restrictions Based On Meeting Performance Requirements.  If the Restricted Stock Rights are subject to restrictions based on meeting certain performance requirements, a pro rata portion of the Restricted Stock Rights Award shall vest at the end of the Performance Period based on the level of achievement of the Performance Goals applicable to such Award, as described in the Award Agreement.  The payment to which the Participant is entitled for the pro rata portion of the vested Restricted Stock Rights Award shall be based on the number of full months included in the Performance Period as of the date of the Participant’s Separation from Service compared to the number of full months included in the Performance Period.  The Participant’s pro rata portion of the shares of Stock payable pursuant to such Restricted Stock Rights Award will be issued to the Participant within ninety (90) days following the termination of the Performance Period described therein.  Such payment is intended to be made at a specified time or pursuant to a fixed schedule under Treas. Reg. § 1.409A-3(a)(4).

(3)                                 Restricted Stock Rights Subject to Restrictions Based on Meeting Performance Requirements and Service Requirements.  Certain Restricted Stock Rights granted hereunder may be subject to restrictions based on meeting performance requirements, the satisfaction of which will determine the number of Restricted Stock Rights payable to the Participant, and then to restrictions based on meeting certain service requirements, the satisfaction of which will determine whether the Participant actually is paid for such Restricted Stock Rights.  If the Participant’s Separation from Service due to death, Disability, Retirement, Impaction or Change in Control occurs during the period of time during which the Restricted Stock Rights are subject to restrictions based on meeting performance requirements, the Participant’s Restricted Stock Rights shall vest and become payable as described in Subsection 13.1(a)(iii)(2).  If such Separation from Service occurs during the period of time during which the Restricted Stock Rights are subject to restrictions based on meeting service requirements, the Participant’s Restricted Stock Rights shall vest and become payable as described in Subsection 13.1(a)(iii)(1).

(iv)                               Performance Shares and Performance Units.  If a Participant holds any nonvested Performance Shares or Performance Units upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, such nonvested Performance Shares or Performance Units shall vest and become payable as follows:

(1)                                 Performance Shares and Performance Units Subject to Restrictions Based On Meeting Service Requirements.  If the restriction is based on meeting certain service requirements, the Performance Shares or Performance Units shall become one hundred percent (100%) vested at Termination of Employment.  Payment for such vested Performance Shares or Performance Units shall be made on or before March 15 of the calendar year following the calendar year in which the Performance Period applicable to such Performance Shares or Performance Units ends.

(2)                                 Performance Shares and Performance Units Subject To Restrictions Based On Meeting Performance Requirements.  If the restriction is based on meeting certain Performance Goals, a pro rata portion of such Award shall vest at the end of the Performance Period based on the level of achievement of the Performance Goals applicable to such Award, as described in the Award Agreement.  The payment to which the Participant is entitled for the pro rata portion of the vested Performance Share or Performance Unit Award shall be based on the number of full months included in the Performance Period as of the date of the Participant’s Termination of Employment compared to the number of full months included in the Performance Period.  Such payment shall be made on or before March 15 of the calendar year following the calendar year in which the Performance Period applicable to such Performance Shares or Performance Units ends.

(v)                                   Restricted Stock and Performance Cash Awards.  If a Participant holds any nonvested Restricted Stock or Performance Cash Awards upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, the vesting of the Restricted Stock or Performance Cash Awards upon such Termination of Employment shall be determined in accordance with the terms of the Award Agreements for such Awards.

(b)           Vested Awards.

(i)                                    Options and SARs.  If a Participant holds any vested Options or SARs upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, such vested Options or SARs shall be exercisable on or before the earlier of: (1) three (3) years following the Termination of Employment or (2) the tenth (10th) anniversary date of the Grant Date of the Options or SARs.

(ii)                                Incentive Stock Options.  Notwithstanding the foregoing, in the case of an incentive stock option, the favorable tax treatment described in Section 422 of the Code shall not be available if such Option is exercised after the date prescribed in Section 422(a)(2), as amended, following a Termination of Employment except as otherwise allowed by Sections 421(c)(1)(A) and 422(c)(6).

(iii)                            Restricted Stock Rights.  If a Participant holds any vested, but not yet paid, Restricted Stock Rights upon a Separation from Service due to death, Disability, Retirement, Impaction or Change in Control, such Restricted Stock Rights will be payable in accordance with the provisions of Section 8.2.

(iv)                               Performance Shares and Performance Units.  If a Participant holds any vested, but not yet paid, Performance Shares or Performance Units upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, such Performance Shares or Performance Units will be payable in accordance with the provisions of Section 9.3.

(v)                                   Restricted Stock and Performance Cash Awards.  If a Participant holds any vested, but not yet paid, Restricted Stock or Performance Cash Awards upon a Termination of Employment due to death, Disability, Retirement, Impaction or Change in Control, the payment of such Restricted Stock or Performance Cash Awards shall be determined in accordance with the terms of the Award Agreements for such Awards.

13.2                        Voluntary Termination or Involuntary Termination of Employment For Reasons Other Than Impaction or Cause.

(a)                                  Nonvested Awards.  If a Participant holds any nonvested Options, SARs, Restricted Stock Rights, Performance Share or Performance Unit Awards upon voluntary or involuntary Termination of Employment for reasons other than Impaction or Cause, all such nonvested Awards shall be canceled and the Participant shall forfeit such Awards.  If a Participant holds any nonvested Restricted Stock or Performance Cash Awards upon a Termination of Employment described in the preceding sentence, the cancellation, forfeiture, vesting or payment of such Awards shall be determined in accordance with the terms of the Award Agreements for such Awards.

(b)           Vested Awards.

(i)                                    Options and SARs.  If a Participant holds any vested Options or SARs upon voluntary or involuntary Termination of Employment for reasons other than Impaction or Cause, such vested Options or SARs shall be exercisable on or before the earlier of: (1) three (3) months following the termination date or (2) the tenth (10th) anniversary of the Grant Date of the Options or SARs.

(ii)                                Incentive Stock Options.  Notwithstanding the foregoing, in the case of an incentive stock option, the favorable tax treatment described in Section 422 of the Code shall not be available if such Option is exercised after the date prescribed in Section 422(a)(2), as amended, following a Termination of Employment except as otherwise allowed by Sections 421(c)(1)(A) and 422(c)(6).

(iii)                            Restricted Stock Rights. If a Participant holds any vested, but not yet paid, Restricted Stock Rights upon a voluntary or involuntary Separation from Service for reasons other than Impaction or Cause, such Restricted Stock Rights will be payable in accordance with the provisions of Section 8.2.

(iv)                               Performance Shares and Performance Units.  If a Participant holds any vested, but not yet paid, Performance Shares or Performance Units upon a voluntary or involuntary Termination of Employment for reasons other than Impaction or Cause, such Performance Shares or Performance Units will be payable in accordance with the provisions of Section 9.3.

(v)                                   Restricted Stock and Performance Cash Awards.  If a Participant holds any vested, but not yet paid, Restricted Stock or Performance Cash Awards upon voluntary or involuntary Termination of Employment for reasons other than Impaction or Cause, the payment of such Restricted Stock or Performance Cash Awards shall be determined in accordance with the terms of the Award Agreements for such Award.

13.3                        Termination of Employment for Cause.  If a Participant holds any Awards, whether vested or nonvested, all Awards shall terminate immediately and shall be forfeited upon a Termination of Employment for Cause.

13.4                        Disposition of Vested Awards Upon Death.  If a Participant dies without having fully exercised his or her vested Awards, the estate or beneficiary, if such designation was made for purposes of the Plan, shall have the right to exercise the Awards pursuant to the terms and conditions contained herein.

13.5                        Discretion of Committee.  Notwithstanding the above, subject to Section 17 of the Plan, the Committee may, at any time and in its sole discretion, alter the vesting and exercise provisions described in this Section 13 for all or any portion of an Award granted under the Plan, provided that the Committee will not take any action pursuant to this Section 13.5 that will cause payment of any Award to violate the provisions of Section 409A of the Code.

13.6                        Transfer to Affiliate.

(a)                                  Transfer of Employer to Affiliate.  If a Participant is employed by an Employer and ownership of the Employer is transferred to an Affiliate, the Participant will not be treated as having incurred a Termination of Employment for purposes of the Plan, regardless of whether the Affiliate has adopted the Plan pursuant to Section 21.4.

(b)                                  Transfer of Participant to Non-adopting Affiliate.  If a Participant leaves the employ of an Employer to become employed by an Affiliate, the Participant will not be treated as having incurred a Termination of Employment for purposes of the Plan, regardless of whether the Affiliate has adopted the Plan pursuant to Section 21.4.

SECTION 14

NON-TRANSFERABILITY

14.1                        General.  The Committee may, in its sole discretion, determine the right of a Participant to transfer any Award granted under the Plan.  Unless otherwise determined by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a Spouse or, if applicable, until the termination of any Restricted Period or Performance Period as determined by the Committee.

14.2                        Beneficiaries.  Notwithstanding Section 14.1, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Committee.

14.3                        Stock Certificates.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

SECTION 15

EMPLOYER DISCRETION

15.1                        Employment.  Nothing in the Plan shall interfere with or limit in any way the right of any Employer to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Employer.

15.2                        Participant.  No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

15.3                        No Rights To Awards.  No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

SECTION 16

SUBSTITUTION OF AWARDS

16.1                        Any Award may be granted under this Plan in substitution for Awards held by any individual who is an employee of another corporation who is about to become an Employee of an Employer or a Nonemployee Director as the result of a merger, consolidation or reorganization of the corporation with an Employer, or the acquisition by an Employer of the assets of the corporation, or the acquisition by an Employer of stock of the corporation as the result of which such corporation becomes a subsidiary of an Employer.  The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of granting the Award may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted.  However, in the event that the Award for which a substitute Award is being granted is an incentive stock option, no variation shall adversely affect the status of any substitute Award as an incentive stock option under the Code.  In addition, in the event that the Award for which a substitute Award is being granted is a nonstatutory stock option or a SAR that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, no variation shall adversely affect the status of any substitute Award under the stock rights exception to Section 409A of the Code.

SECTION 17

AMENDMENT, MODIFICATION, AND TERMINATION

The Board may at any time, and from time to time, terminate, amend or modify the Plan; provided however, that any such action of the Board shall be subject to approval of the shareholders to the extent required by law, regulation or any stock exchange rule for any exchange on which shares of Stock are listed.  Notwithstanding the above, to the extent permitted by law, the Board may delegate to the Committee or the CEO the authority to approve non-substantive amendments to the Plan.  No amendment, modification, or termination of the Plan or any Award under the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the holder thereof (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).  Except as provided in Section 5.3, neither the Board, the CEO nor the Committee may, without the approval of the shareholders, (a) reduce the purchase price or exercise price of any outstanding Award, including any Option or SAR; (b) increase the number of shares available under the Plan (other than any adjustment as provided in Section 5.3); (c) grant Options with an exercise price that is below Fair Market Value on the date of grant; (d) reprice previously granted Options or SARs; or (e) cancel any Option or SAR in exchange for cash or any other Award or in exchange for any Option or SAR with an exercise price that is less than the exercise price for the original Option or SAR.  Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code are set forth in Section 20.3.

SECTION 18

TAX WITHHOLDING

18.1                        Tax Withholding.  The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan.  To the extent that alternative methods of withholding are available under applicable tax laws, the Company shall have the power to choose among such methods.

18.2                        Form of Payment.  To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by (a) using already owned shares that have been held by the Participant for at least six (6) months; (b) a broker-assisted “cashless” transaction; or (c) directing the Company to apply shares of Stock to which the Participant is entitled pursuant to the Award (including, for this purpose, the filing of an election under Section 83(b) of the Code), to satisfy the required minimum statutory withholding amount.

18.3                        Tax Upon Disposition of Shares Subject to § 422 Restrictions.  In the event that a Participant shall dispose (whether by sale, exchange, gift, the use of a qualified domestic relations order (as defined by the Code or Title I of ERISA) in favor of a Spouse, or the rules thereunder, or any like transfer) of any shares of Stock of the Company that are deemed to have been purchased by the Participant pursuant to an incentive stock option and that the Participant acquired within two (2) years of the Grant Date of the related Option or within one (1) year after the acquisition of such shares of Stock, the Participant will notify the secretary of the Company of such disposition no later than fifteen (15) days following the date of the disposition.  Such notification shall include the date or dates of the disposition, the number of shares of Stock of which the Participant disposed, and the consideration received, if any, for such shares of Stock.  If the Company so requests, the Participant shall forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.

SECTION 19

INDEMNIFICATION

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation, bylaws, resolution or agreement, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

SECTION 20

REQUIREMENTS OF LAW

20.1                        Requirements of Law.  The granting of Awards and the issuance of shares and/or cash under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan.  If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

20.2                        Governing Law.  The Plan and all agreements into which the Company and any Participant enter pursuant to the Plan shall be construed in accordance with and governed by the laws of the State of New Mexico. The Plan is an unfunded performance-based bonus plan for a select group of management or highly compensated employees and is not intended to be either an employee pension or welfare benefit plan subject to ERISA.

20.3                        Section 409A of the Code.  Some of the Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Rights Awards, Performance Share Awards, Performance Unit Awards and Performance Cash Awards) may be considered to be “non-qualified deferred compensation” subject to Section 409A of the Code.  If an Award is subject to Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan will comply with and meet the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as the Company believes are necessary to assure compliance with Section 409A of the Code or an exception thereto.  An Award subject to Section 409A of the Code also shall be administered in good faith compliance with the provisions of Section 409A of the Code as well as applicable guidance issued by the Internal Revenue Service and the Department of Treasury.  To the extent necessary to comply with Section 409A of the Code, any Award that is subject to Section 409A of the Code may be modified, replaced or terminated in the discretion of the Committee.  Notwithstanding any provision of this Plan or any Award

Agreement to the contrary, in the event that the Committee determines that any Award is or may become subject to Section 409A of the Code, the Company may adopt such amendments to the Plan and the related Award Agreements, without the consent of the Participant, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Section 409A of the Code or to exclude or exempt the Plan or any Award from the requirements of Section 409A of the Code.

If, at the time of a Participant’s Separation from Service, the Company has any stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or if earlier than the end of the six (6) month period, the date of the Participant’s death).  Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period.

Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code.  If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the time period specified in the provisions.  In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

20.4                        Securities Law Compliance.  With respect to any Participant who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act.  Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

20.5                        Restrictions.  The Committee shall impose such restrictions on any Awards under the Plan as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Stock is then listed and under any blue sky or state securities laws applicable to such Awards.

SECTION 21

GENERAL PROVISIONS

21.1                        Funding.  The Company shall not be required to segregate any of its assets to ensure the payment of any Award under the Plan.  Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder.  The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

21.2                        No Shareholders Rights.  No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

21.3                        Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

21.4                        Adoption by Affiliates.  An Affiliate, by action of its board of directors, may adopt the Plan with respect to its Employees only with the approval of the Board.  Notwithstanding any provision to the contrary, an Affiliate of the Company that adopted a prior version of the Plan will be deemed to have adopted this amended and restated Plan.

(a)                                  Except as otherwise clearly indicated by the context “Company” as used herein shall include each Affiliate that has adopted this Plan in accordance with this Section 21.4.

(b)                                  By adopting the Plan, each participating Affiliate shall be deemed to have agreed to:

(i)                                    Assume the obligations and liabilities imposed upon it by the Plan with respect to the its Employees;

(ii)                                Comply with all of the terms and provisions of the Plan;

(iii)                            Delegate to the Committee the power and responsibility to administer the Plan with respect to the Affiliate’s Employees;

(iv)                               Delegate to PNM Resources the full power to amend or terminate the Plan with respect to the Affiliate’s Employees; and

(v)                                   Be bound by any action taken by PNM Resources pursuant to the terms and provisions of the Plan, regardless of whether such action is taken with or without the consent of the Affiliate.

(c)                                  Any Affiliate that has adopted this Plan for the benefit of its Employees may terminate its adoption of the Plan by action of its board of directors and timely providing notice to PNM Resources of such termination.

(d)                                  The Company and each participating Affiliate shall bear the costs and expenses of providing benefits to their respective Employees who are Participants.  Such costs and expenses shall be allocated among PNM Resources’ Affiliates in accordance with agreements entered into between PNM Resources and any participating Affiliate, or in the absence of such an agreement, procedures adopted by the PNM Resources.

PNM RESOURCES, INC.

By
Jeffry E. Sterba
Date		Chairman and Chief Executive Officer

Directions to

PNM Resources, Inc.

Annual Meeting of Shareholders

Tuesday, May 19, 2009 — 9:00 a.m.

South Broadway Cultural Center

1025 Broadway SE

Albuquerque, New Mexico

FOLD AND DETACH HERE A VOTE “FOR” THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS. WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. Internet and telephone voting is available through 11: 59 PM Eastern Time the day prior to the shareholder meeting date. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders The 2009 Proxy Statement, 2008 Summary Annual Report to Shareholders and 2008 Form 10-K are available at: http://bnymellon.mobular.net/bnymellon/pnm INTERNET http://www.proxyvoting.com/pnm Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. 46963 Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please mark your votes as indicated in this example X FOR AGAINST ABSTAIN Make Here for Address Change or Comments SEE REVERSE 01 Adelmo E. Archuleta 02 Julie A. Dobson 03 Robert R. Nordhaus 04 Manuel T. Pacheco 05 Robert M. Price 06 Bonnie S. Reitz 07 Donald K. Schwanz 08 Jeffry E. Sterba 09 Joan B. Woodard 2. Approve the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan. 3. Ratify the appointment of Deloitte & Touche LLP as independent public accountants for 2009. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions Nominees: 1. ELECTION OF DIRECTORS FOR ALL WITHHOLD FOR ALL *EXCEPTIONS

April 8, 2009 Dear Shareholder: You are cordially invited to attend the Annual Meeting of Shareholders of PNM Resources, Inc. The meeting will be held on Tuesday, May 19, 2009, at 9:00 a.m. (Mountain Daylight Time), at the South Broadway Cultural Center, 1025 Broadway SE, Albuquerque, New Mexico. A map to the meeting location is included on the back page of the proxy statement for your reference. At the meeting, shareholders are being asked to: • Elect nine (9) directors. • Approve the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan. • Ratify appointment of Deloitte & Touche LLP as independent public accountants for 2009. • Transact any other business properly brought up at the meeting. The proxy statement and form of proxy were first made available to our shareholders on April 8, 2009. We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish proxy materials to our shareholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Your vote is extremely important. After reading the Proxy Statement, please vote, at your earliest convenience via the Internet, or by telephone, or by completing and returning the proxy card. Voting by telephone or the Internet is fast and convenient and your vote is immediately confirmed and tabulated. Please vote so that we can be assured of having a quorum present at the meeting and so your shares may be voted in accordance with your wishes. Your continued interest in the business of PNM Resources, Inc. is appreciated and we hope you will be able to attend the Annual Meeting. Sincerely, Jeffry E. Sterba Chairman of the Board and Chief Executive Officer Annual Meeting of Shareholders – May 19, 2009 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints W. L. Hunt, R. R. Nordhaus, and M. T. Pacheco and each or any one of them, true and lawful attorney-in-fact and proxy for the undersigned, with full power of substitution, to represent and vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of PNM Resources, Inc., to be held at the South Broadway Cultural Center, 1025 Broadway SE, Albuquerque, NM, at 9:00 a.m., Mountain Daylight Time, on May 19, 2009, and at any continuation of the meeting, if adjourned, on all matters coming before the meeting. Pursuant to the proxy statement, said proxies are directed to vote as indicated on this proxy, and otherwise in accordance with their judgment with respect to any other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR PROPOSALS 1, 2 and 3. (Continued and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the corresponding box on the reverse side) FOLD AND DETACH HERE BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 46963

FOLD AND DETACH HERE A VOTE “FOR” THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS. WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. Internet and telephone voting is available through 11:59 PM Eastern Time on May 15, 2009. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders The 2009 Proxy Statement, 2008 Summary Annual Report to Shareholders and 2008 Form 10-K are available at: http://bnymellon.mobular.net/bnymellon/pnm INTERNET http://www.proxyvoting.com/pnm-emp Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. 44958-bl Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please mark your votes as indicated in this example X FOR AGAINST ABSTAIN Make Here for Address Change or Comments SEE REVERSE 01 Adelmo E. Archuleta 02 Julie A. Dobson 03 Robert R. Nordhaus 04 Manuel T. Pacheco 05 Robert M. Price 06 Bonnie S. Reitz 07 Jeffry E. Sterba 08 Donald K. Schwanz 09 Joan B. Woodward 2. Approve the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan. 3. Ratify the appointment of Deloitte & Touche LLP as independent public accountants for 2009. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions Nominees: 1. ELECTION OF DIRECTORS FOR ALL WITHHOLD FOR ALL *EXCEPTIONS

Dear RSP Participant: In connection with the Annual Meeting of Shareholders of PNM Resources, Inc., on May 19, 2009, you may direct the voting of shares of PNM Resources common stock held by the PNM Resources, Inc., Retirement Savings Plan (“RSP”), which are allocated to your account. Instructions are set forth below for providing your timely express directions over the Internet, by telephone or by mail. The RSP requires us to provide voting instructions to the Trustee, The Vanguard Fiduciary Trust Company, for all shares held under the plan. Your voting directions will be received in confidence and tallied by the tabulator for PNM Resources, BNY Mellon Shareowner Services, who will only provide us with the cumulative results of all of the express directions received, so that we may instruct the Trustee to vote your allocated shares in accordance with the express directions received from you. No individual participant vote information will be provided to us. If no timely express directions are received from you, then we shall instruct the Trustee to vote the shares allocated to your account as follows: • FOR the election of the nine (9) nominees for directors of PNM Resources. • FOR the approval of the PNM Resources, Inc. Second Amendment and Restated Omnibus Performance Equity Plan. • FOR the appointment of Deloitte & Touche LLP as independent public accountants for 2009. The Corporate Investment Committee will vote all shares held in the RSP on any other matter that is properly raised at the Annual Meeting in accordance with its judgment. We encourage you to direct the voting of the shares allocated to your RSP account by voting over the Internet or by telephone on or before May 15, 2009, at 11:59 AM, Eastern Time, or by signing and mailing the vote authorization form so that it is received on May 15, 2009. If you vote over the Internet or by telephone, you may change your express voting directions up until the deadline for voting over the Internet or by telephone. Please note that the deadline for voting your RSP shares is earlier than for any shares held directly by you so that there is adequate time to instruct the Trustee to vote the RSP shares. Sincerely, Corporate Investment Committee, Terry Horn Committee Chairperson (Please note that this form is only for voting RSP shares. You must use the separate proxy card provided to you to vote shares held directly by you.) VOTE AUTHORIZATION FORM I understand that The Vanguard Fiduciary Trust Company is the holder of record and custodian of all shares of PNM Resources common stock held by the PNM Resources, Inc., Retirement Savings Plan (“RSP”) which are allocated to my RSP account. Further, I understand that my voting instructions are solicited on behalf of PNM Resources’ Board of Directors for the Annual Meeting of Shareholders of PNM Resources to be held on May 19, 2009. (Continued and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the corresponding box on the reverse side) FOLD AND DETACH HERE BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 44958-bl

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS PNM Resources, Inc. Alvarado Square, Albuquerque, NM 87158 Important Notice* Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, May 19, 2009 at 9:00 AM South Broadway Cultural Center, 1025 Broadway SE, Albuquerque, NM The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/pnm Dear Shareholder: You are cordially invited to attend theAnnual Meeting of Shareholders of PNM Resources, Inc. The meeting will be held on Tuesday, May 19, 2009, at 9:00 AM (Mountain Daylight Time) at the South Broadway Cultural Center, 1025 Broadway SE, Albuquerque, New Mexico. At the meeting shareholders are being asked to: (1) Elect nine (9) directors. (2) Approve the PNM Resources, Inc. Second Amended and Restated Omnibus Performance Equity Plan. (3) Ratify appointment of Deloitte & Touche LLP as independent public accounts for 2009. (4) Transact any other business properly brought up at the meeting. The Board recommends a vote “FOR” Items 1, 2, and 3. Only shareholders of record at the close of business on March 30, 2009 (the “Record Date”) may vote at the Annual Meeting or any adjournment(s) thereof. * This Notice of Internet Availability of Proxy Materials is being mailed to shareholders on or about April 8, 2009. 44956 You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 11, 2009 to facilitate timely delivery. CONTROL NUMBER

Important Notice Regarding the Internet Availability of Proxy Materials for PNM Resources Inc. 2009 Annual Shareholder Meeting This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, which include the Notice, 2009 Proxy Statement, 2008 Summary Annual Report and 2008 Form 10-K, and access to the proxy voting site are available at: http://bnymellon.mobular.net/bnymellon/pnm If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 11, 2009 to facilitate timely delivery. To request a paper copy of the proxy materials, (you must reference your 11 digit control number). 1. Internet: Go to http://bnymellon.mobular.net/bnymellon/pnm and follow the instructions 2. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) 3. Email: Send an email message along with your control number to shrrelations@bnymellon.com To Vote: Online: To access the proxy voting site with your online proxy card, please visit http://bnymellon.mobular.net/bnymellon/pnm and follow the onscreen instructions. You may enter your online voting instructions up until 11:59 PM Eastern Time the day before the meeting date. In Person: You may vote your shares in person by attending the Annual Meeting. Telephone: For automated telephone voting, please access the proxy materials and follow the instructions on page 3 of the proxy statement. Mail: You may request a proxy card by following the instructions above. Make sure to have this Notice available when you: • Request a paper copy of the proxy materials • Want to view your proxy materials • Want to vote your proxy electronically or by telephone 44956 Meeting Location: South Broadway Cultural Center 1025 Broadway SE Albuquerque, NM Directions to Annual Meeting